================================================================================
                                                                  Execution Copy
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                                                                 EXHIBIT 10.23


LC992590047

                       AMENDED AND RESTATED LOAN AGREEMENT

                         dated as of September 30, 1999

                                      among

                                DAY RUNNER, INC.

                                DAY RUNNER UK plc

                                       and

                                 FILOFAX LIMITED

                                  as Borrowers

                            THE LENDERS HEREIN NAMED

                                   as Lenders

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,

                             as Administrative Agent

LC992590047                                              vi

                                      TABLE OF CONTENTS

                                                                                                                Page

ARTICLE 1  DEFINITIONS AND ACCOUNTING TERMS.......................................................................2

                  1.1. Defined Terms..............................................................................2
                  1.2. Use of Defined Terms......................................................................29
                  1.3. Accounting Terms..........................................................................29
                  1.4. Rounding..................................................................................29
                  1.5. Exhibits and Schedules....................................................................29
                  1.6. Miscellaneous Terms.......................................................................29

ARTICLE 2 LOANS AND LETTERS OF CREDIT............................................................................30

                  2.1. Loans.....................................................................................30
                  2.2. Conversion/Continuation of Loans..........................................................31
                  2.3. Foreign Currency Loans....................................................................32
                  2.4. Type of Loans.............................................................................33
                  2.5. Funding of Loans..........................................................................33
                  2.6. Notes.....................................................................................34
                  2.7. Letters of Credit.........................................................................35
                  2.8. Voluntary Reduction of Revolving Commitment...............................................38
                  2.9. Swing Line Loans..........................................................................39
                  2.10. Guaranty.................................................................................40
                  2.11. Extension of Revolving Loan Maturity Date................................................40

ARTICLE 3 PAYMENTS AND FEES......................................................................................41

                  3.1. Interest..................................................................................41
                  3.2. Principal.................................................................................42
                  3.3. Commitment Fee............................................................................44
                  3.4. Amendment Fee and Administrative Agent's Fee..............................................44
                  3.5. Letter of Credit Fees.....................................................................44
                  3.6. Increased Commitment Costs................................................................45
                  3.7. Eurodollar Costs and Related Matters......................................................46
                  3.8. Foreign Currency Costs and Related Matters................................................49
                  3.9. Intentionally Omitted.....................................................................51
                  3.10. Computation of Interest and Fees.........................................................51
                  3.11. Non-Banking Days.........................................................................52
                  3.12. Manner and Treatment of Payments.........................................................52
                  3.13. Funding Sources..........................................................................53
                  3.14. Failure to Charge Not Subsequent Waiver..................................................53
                  3.15. Administrative Agent's Right to Assume Payments Will be Made.............................53
                  3.16. Fee Determination Detail.................................................................54
                  3.17. Survivability............................................................................54
                  3.18. Application of Payments..................................................................54

ARTICLE 4 REPRESENTATIONS AND WARRANTIES.........................................................................55

                  4.1. Existence and Qualification; Power; Compliance With Laws..................................55
                  4.2. Authority; Compliance With Other Agreements and Instruments
                           and Government Regulations............................................................56
                  4.3. No Governmental Approvals Required........................................................56
                  4.4. Subsidiaries..............................................................................56
                  4.5. Financial Statements......................................................................57
                  4.6. No Other Liabilities; No Material Adverse Changes.........................................57
                  4.7. Title to Property.........................................................................58
                  4.8. Intangible Assets.........................................................................58
                  4.9. Public Utility Holding Company Act........................................................58
                  4.10. Litigation...............................................................................58
                  4.11. Binding Obligations......................................................................58
                  4.12. No Default...............................................................................58
                  4.13. ERISA....................................................................................58
                  4.14. Regulations U and X; Investment Company Act..............................................59
                  4.15. Disclosure...............................................................................59
                  4.16. Tax Liability............................................................................59
                  4.17. Projections..............................................................................60
                  4.18. Environmental Matters....................................................................60
                  4.19. Solvency.................................................................................60
                  4.20. Year 2000 Matters........................................................................60

ARTICLE 5 AFFIRMATIVE COVENANTS (OTHER THAN INFORMATION AND REPORTING REQUIREMENTS)..............................61

                  5.1. Payment of Taxes and Other Potential Liens................................................61
                  5.2. Preservation of Existence.................................................................61
                  5.3. Maintenance of Properties.................................................................61
                  5.4. Maintenance of Insurance..................................................................62
                  5.5. Compliance With Laws......................................................................62
                  5.6. Inspection Rights.........................................................................62
                  5.7. Keeping of Records and Books of Account...................................................62
                  5.8. Compliance With Agreements................................................................62
                  5.9. Use of Proceeds...........................................................................62
                  5.10. Hazardous Materials Laws.................................................................62
                  5.11. Additional Material Subsidiaries.........................................................63
                  5.12. Intentionally Omitted....................................................................63
                  5.13. Further Assurances.......................................................................63
                  5.14. Deposit Accounts and Cash Concentration..................................................64

ARTICLE 6 NEGATIVE COVENANTS.....................................................................................65

                  6.1. Payment of Subordinated Obligations.......................................................65
                  6.2. Disposition of Property...................................................................65
                  6.3. Mergers...................................................................................66
                  6.4. Intentionally Omitted.....................................................................66
                  6.5. Intentionally Omitted.....................................................................66
                  6.6. Distributions.............................................................................66
                  6.7. ERISA.....................................................................................66
                  6.8. Change in Nature of Business..............................................................66
                  6.9. Liens.....................................................................................66
                  6.10. Indebtedness and Guaranty Obligations....................................................67
                  6.11. Transactions with Affiliates.............................................................68
                  6.12. Funded Senior Debt Ratio.................................................................68
                  6.13. Fixed Charge Coverage Ratio..............................................................68
                  6.14. Stockholders' Equity.....................................................................68
                  6.15. Investments..............................................................................69
                  6.16. Capital Expenditures.....................................................................70
                  6.17. Payment Restrictions Affecting Subsidiaries..............................................70
                  6.18. Lease Obligations........................................................................70
                  6.19. Minimum EBITDA...........................................................................71
                  6.20. Current Ratio............................................................................71
                  6.21. Operating Expenses.......................................................................71

ARTICLE 7 INFORMATION AND REPORTING REQUIREMENTS.................................................................72

                  7.1. Financial and Business Information........................................................72
                  7.2. Compliance Certificates...................................................................75

ARTICLE 8 CONDITIONS 76

                  8.1. Effective Date............................................................................76
                  8.2. Revolving Loans...........................................................................79

ARTICLE 9 EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF DEFAULT...................................................79

                  9.1. Events of Default.........................................................................79
                  9.2. Remedies Upon Event of Default............................................................81

ARTICLE 10 THE ADMINISTRATIVE AGENT..............................................................................82

                  10.1. Appointment and Authorization............................................................82
                  10.2. Administrative Agent and Affiliates......................................................83
                  10.3. Lenders' Credit Decisions................................................................83
                  10.4. Action by Administrative Agent...........................................................83
                  10.5. Liability of Administrative Agent........................................................84
                  10.6. Indemnification..........................................................................85
                  10.7. Successor Administrative Agent...........................................................86
                  10.8. No Obligations of Borrowers..............................................................86

ARTICLE 11 MISCELLANEOUS.........................................................................................87

                  11.1. Cumulative Remedies; No Waiver...........................................................87
                  11.2. Amendments; Consents.....................................................................87
                  11.3. Costs, Expenses and Taxes................................................................88
                  11.4. Nature of Lenders' Obligations...........................................................89
                  11.5. Survival of Representations and Warranties...............................................89
                  11.6. Notices..................................................................................89
                  11.7. Execution of Loan Documents..............................................................89
                  11.8. Binding Effect; Assignment...............................................................90
                  11.9. Right of Setoff..........................................................................92
                  11.10. Sharing of Setoffs......................................................................92
                  11.11. Indemnity by Borrowers..................................................................93
                  11.12. Nonliability of the Lenders.............................................................94
                  11.13. No Third Parties Benefited..............................................................95
                  11.14. Confidentiality.........................................................................95
                  11.15. Further Assurances......................................................................95
                  11.16. Integration.............................................................................96
                  11.17. Governing Law...........................................................................96
                  11.18. Severability of Provisions..............................................................96
                  11.19. Headings................................................................................96
                  11.20. Time of the Essence.....................................................................96
                  11.21. Foreign Lenders and Participants........................................................96
                  11.22. Joint and Several Liability.............................................................97
                  11.23. Removal of a Lender.....................................................................98
                  11.24. Waiver of Right to Trial by Jury........................................................98
                  11.25. Purported Oral Amendments...............................................................99
                  11.26. Acknowledgment of Lenders...............................................................99









                                           EXHIBITS

Exhibit Number               Exhibit Name

Exhibit A                    Form of Borrower Guaranty

Exhibit B                    Form of Assignment and Acceptance

Exhibit C                    Form of Compliance Certificate

Exhibit D-1                  Form of Revolving Loan Note

Exhibit D-2                  Form of Term Loan Note

Exhibit E                    Form of Pricing Certificate

Exhibit F                    Form of Request for Letter of Credit

Exhibit G                    Form of Subsidiary Guaranty

Exhibit H                    Notice of Borrowing

Exhibit I                    Notice of Swing Line Loan

Exhibit J                    Form of Pledge Agreement

Exhibit K                    Form of Mortgage of Shares

Exhibit L                    Form of Security Agreement

Exhibit M                    Form of Security Document

Exhibit N                    Form of Borrower Guaranty of Revolving Loans

Exhibit O                    Form of Borrower Guaranty of Term Loans

Exhibit P                    Form of Subsidiary Guaranty of Revolving Loans

Exhibit Q                    Form of Subsidiary Guaranty of Term Loans

Exhibit R                    Form of Subordinated Promissory Note

                                          SCHEDULES

Schedule Number              Schedule Name

Schedule 1.1                 Lender Pro Rata Shares

Schedule 1.2                 Subsidiary Overdraft Indebtedness

Schedule 2.1                 Term Loans on Effective Date

Schedule 4.1                 Borrowers

Schedule 4.4                 Subsidiaries

Schedule 4.6                 Funded Debt

Schedule 4.7                 Liens

Schedule 5.14(a)             Foreign Subsidiary Deposit Accounts

Schedule 5.14(b)             Foreign Subsidiary Deposit Account Balances

Schedule 6.10                Existing Indebtedness

Schedule 6.15                Existing Investments

LC992590047

                              AMENDED AND RESTATED
                                 LOAN AGREEMENT

                         Dated as of September 30, 1999

         This AMENDED AND RESTATED LOAN AGREEMENT dated as of September 30, 1999 is entered into by and among Day Runner, Inc., a Delaware corporation ("Day Runner"), Day Runner UK plc, a company incorporated with limited liability under the laws of England and Wales and a wholly-owned indirect subsidiary of Day Runner ("Bidco"), Filofax Limited, a company incorporated with limited liability under the laws of England and Wales and a wholly-owned indirect subsidiary of Bidco ("Filofax"; Day Runner, Bidco and Filofax being referred to herein collectively as the "Borrowers", and individually as a "Borrower"), each lender whose name is set forth on the signature pages of this Agreement and each lender which may hereafter become a party to this Agreement pursuant to Section 11.8 (collectively, the "Lenders," and individually, a "Lender"), and Wells Fargo Bank, National Association, as Administrative Agent and Issuing Lender.

         WHEREAS, certain of the Borrowers, Day Runner Canada Inc., an Ontario corporation formerly known as Ultima Distribution Inc. and a wholly-owned subsidiary of Day Runner ("DRC"), the Lenders and Wells Fargo Bank, National Association, as Administrative Agent and Issuing Lender, entered into that certain Revolving Loan Agreement dated as of September 23, 1998 (the "Existing Credit Agreement");

         WHEREAS, the Borrowers, DRC, the Lenders, the Administrative Agent and the Issuing Lender desire to amend and restate the Existing Credit Agreement in its entirety to give effect to the terms and provisions set forth in this Agreement (the Existing Credit Agreement as amended and restated by this Amended and Restated Loan Agreement, as the same may be further amended, supplemented or otherwise modified from time to time, this "Agreement");

         WHEREAS, on the date hereof, Syndicated Loans (as defined in the Existing Credit Agreement) are outstanding in the aggregate principal amount equal to the Foreign Currency Equivalent of $109,688,128.48;

         WHEREAS,  pursuant to the Existing Credit  Agreement,  the Lenders made
(a) Tender Offer Loans (as defined herein) to Bidco in an aggregate principal amount equal to the Foreign Currency Equivalent of $20,443,666.20 and Tender Offer Loans to Day Runner in an aggregate principal amount of $70,000,000, all of which are deemed to be outstanding on the date hereof and (b) other Syndicated Loans (as defined in the Existing Credit Agreement) to the Borrowers, in an aggregate principal amount outstanding on the date hereof of $19,244,462.28;

         WHEREAS, the Borrowers have requested, that (a) the Tender Offer Loans made to Day Runner and Bidco under the Existing Credit Agreement be reclassified as Term Loans under this Agreement, (b) the Syndicated Loans (other than the Tender Offer Loans) made to the Borrowers under the Existing Credit Agreement be continued as Revolving Loans under this Agreement, (c) the Letters of Credit issued under the Existing Credit Agreement be continued as Letters of Credit under this Agreement, (d) Syndicated Loans made to DRC, as Borrower, under the Existing Credit Agreement (such Syndicated Loans, the "DRC Loans") be assumed by Day Runner and continued as Revolving Loans to Day Runner (and as Foreign Currency Loans denominated in Canadian dollars until no later than the expiration of the current Foreign Currency Period with respect to each such Loan and on or before such time each such Loan will be converted into a Loan in Dollars or another permitted denomination), under this Agreement and that Day Runner be deemed to make an intercompany loan to DRC in an amount equal to the principal amount of such DRC Loans outstanding on the Effective Date, and (e) the Lenders, from time to time, upon the terms and subject to the conditions set forth herein, make Revolving Loans to the Revolving Loan Borrowers, and the Lenders have agreed to such requests;

         WHEREAS, DRC is signatory to this Agreement solely for the purposes of effecting the amendment and restatement of the Existing Credit Agreement as contemplated by this Agreement and upon the effectiveness of the this Agreement, DRC shall not be a "Borrower" under this Agreement and shall not have any obligations or liabilities hereunder.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                    Article 1

                        DEFINITIONS AND ACCOUNTING TERMS

     1.1 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

         "Adjusted Eurodollar Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable Eurodollar Rate by
(ii) 1.00 minus the Eurodollar Reserve Percentage.

         "Administrative Agent" means Wells Fargo Bank, National Association, when acting in its capacity as the Administrative Agent under any of the Loan Documents, or any successor Administrative Agent.

         "Administrative Agent's Fee" means the annual administration fee to be paid by Day Runner to the Administrative Agent described in the fee letter dated as of October 12, 1999 from the Administrative Agent to, and acknowledged and accepted by, Day Runner.

         "Administrative Agent's Office" means the Administrative Agent's address as set forth on the signature pages of this Agreement, or such other address as the Administrative Agent hereafter may designate by written notice to the Borrowers and the Lenders.

         "Affiliate" means, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (and the correlative terms, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided that, in any event, any Person that owns, directly or indirectly, 20% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation that has more than 100 record holders of such securities, or 20% or more of the partnership or other ownership interests of any other Person that has more than 100 record holders of such interests, will be deemed to be an Affiliate of such corporation, partnership or other Person.

         "Aggregate Exposure Amount" means as of any date of determination and with respect to all Letters of Credit then outstanding, the sum of (a) the aggregate effective face amounts of all such Letters of Credit not then paid by the Issuing Lender plus (b) the aggregate amounts paid by the Issuing Lender under such Letters of Credit not then reimbursed to the Issuing Lender by Borrowers.

         "Agreement" means this Amended and Restated Loan Agreement as it may from time to time be supplemented, modified, amended, restated or extended.

         "Alternate Base Rate" means, as of any date of determination, the rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the higher of (a) the Prime Rate in effect on such date or (b) the Federal Funds Rate in effect on such date plus 1/2 of 1% (50 basis points).

         "Alternate Base Rate Loan" means a Loan made hereunder and specified to be an Alternate Base Rate Loan in accordance with Article 2.

         "Applicable Base Rate Margin" means (a) for the Initial Pricing Period, 200 basis points per annum and (b) for each Pricing Period thereafter, the interest rate margin set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for the Fiscal Quarter ending 55 days prior to the commencement of such Pricing Period:

                  ---------------------------------- ---------------------------

                      Applicable Pricing Level                  Margin
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               I                                    12.50
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               II                                   25.00
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               III                                  62.50
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               IV                                   87.50
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               V                                   112.50
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               VI                                  137.50
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               VII                                 162.50
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               VIII                                200.00
                  ---------------------------------- ---------------------------

         Any change in the Applicable Base Rate Margin based on a change in the Applicable Pricing Level shall be effective immediately after the receipt by the Administrative Agent of the Pricing Certificate relating to the Fiscal Quarter ending 55 days prior to the commencement of such Pricing Period; provided that
(i) in the event that the Borrowers do not deliver a Pricing Certificate with respect to any Fiscal Quarter within the time set forth in Section 7.1(b), then until (but only until) such Pricing Certificate is delivered the Applicable Pricing Level shall be Pricing Level VIII and (ii) if any Pricing Certificate is subsequently determined to be in error, then any resulting change in the Applicable Pricing Level shall be made retroactively to the beginning of the relevant Pricing Period.

         "Applicable Commitment Fee Rate" means (a) for the Initial Pricing Period, 67.5 basis points per annum and (b) for each Pricing Period thereafter, the rate set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for the Fiscal Quarter ending 55 days prior to the commencement of such Pricing Period:

                  ---------------------------------- ---------------------------

                      Applicable Pricing Level              Commitment Fee Rate
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               I                                    37.50
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               II                                   37.50
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               III                                  37.50
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               IV                                   37.50
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               V                                    50.00
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               VI                                   50.00
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               VII                                  50.00
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               VIII                                 67.50
                  ---------------------------------- ---------------------------

         Any change in the Applicable Commitment Fee Rate based on a change in the Applicable Pricing Level shall be effective immediately after the receipt by the Administrative Agent of the Pricing Certificate relating to the Fiscal Quarter ending 55 days prior to the commencement of such Pricing Period; provided that (i) in the event that the Borrowers do not deliver a Pricing Certificate with respect to any Fiscal Quarter within the time set forth in
Section 7.1(b), then until (but only until) such Pricing Certificate is delivered the Applicable Pricing Level shall be Pricing Level VIII and (ii) if any Pricing Certificate is subsequently determined to be in error, then any resulting change in the Applicable Pricing Level shall be made retroactively to the beginning of the relevant Pricing Period.

         "Applicable Eurodollar Rate Margin" means (a) for the Initial Pricing Period, 300 basis points per annum and (b) for each Pricing Period thereafter, the interest rate margin set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for the Fiscal Quarter ending 55 days prior to the commencement of such Pricing Period:

                  ---------------------------------- ---------------------------

                      Applicable Pricing Level                 Margin
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               I                                   112.50
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               II                                  125.00
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               III                                 162.50
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               IV                                  187.50
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               V                                   212.50
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               VI                                  237.50
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               VII                                 262.50
                  ---------------------------------- ---------------------------
                  ---------------------------------- ---------------------------

                               VIII                                300.00
                  ---------------------------------- ---------------------------

         Any change in the Applicable Eurodollar Rate Margin based on a change in the Applicable Pricing Level shall be effective immediately after the receipt by the Administrative Agent of the Pricing Certificate relating to the Fiscal Quarter ending 55 days prior to the commencement of such Pricing Period; provided that (i) in the event that the Borrowers do not deliver a Pricing Certificate with respect to any Fiscal Quarter within the time set forth in
Section 7.1(b), then until (but only until) such Pricing Certificate is delivered the Applicable Pricing Level shall be Pricing Level VIII and (ii) if any Pricing Certificate is subsequently determined to be in error, then any resulting change in the Applicable Pricing Level shall be made retroactively to the beginning of the relevant Pricing Period.

         "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of an Alternate Base Rate Loan and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Loan.

         "Applicable Pricing Level" means, on any day, the pricing level set forth below opposite the Funded Debt Ratio as of the last day of the Fiscal Quarter most recently ended prior to such day:

         ----------------------- ----------------------------------------------------------------------------

             Pricing Level                                    Funded Debt Ratio
         ----------------------- ----------------------------------------------------------------------------
         ----------------------- ----------------------------------------------------------------------------

                I                                    Less than or equal to 2.00 to 1.00
         ----------------------- ----------------------------------------------------------------------------
         ----------------------- ----------------------------------------------------------------------------

                II                    Greater than 2.00 to 1.00, but less than or equal to 2.50 to 1.00
         ----------------------- ----------------------------------------------------------------------------
         ----------------------- ----------------------------------------------------------------------------

                III                   Greater than 2.50 to 1.00, but less than or equal to 3.00 to 1.00
         ----------------------- ----------------------------------------------------------------------------
         ----------------------- ----------------------------------------------------------------------------

                IV                    Greater than 3.00 to 1.00, but less than or equal to 3.50 to 1.00
         ----------------------- ----------------------------------------------------------------------------
         ----------------------- ----------------------------------------------------------------------------

                V                     Greater than 3.50 to 1.00, but less than or equal to 4.00 to 1.00
         ----------------------- ----------------------------------------------------------------------------
         ----------------------- ----------------------------------------------------------------------------

                VI                    Greater than 4.00 to 1.00, but less than or equal to 4.50 to 1.00
         ----------------------- ----------------------------------------------------------------------------
         ----------------------- ----------------------------------------------------------------------------

                VII                   Greater than 4.50 to 1.00, but less than or equal to 5.00 to 1.00
         ----------------------- ----------------------------------------------------------------------------
         ----------------------- ----------------------------------------------------------------------------

                VIII                                      Greater than 5.00 to 1.00
         ----------------------- ----------------------------------------------------------------------------

provided that (i) in the event that the Borrowers do not deliver a Pricing Certificate with respect to any Fiscal Quarter within the time set forth in
Section 7.1(b), then until (but only until) such Pricing Certificate is delivered the Applicable Pricing Level shall be Pricing Level VIII and (ii) if any Pricing Certificate is subsequently determined to be in error, then any resulting change in the Applicable Pricing Level shall be made retroactively to the beginning of the relevant Fiscal Quarter.

         "Applicable Standby Letter of Credit Fee Rate" means, as of any date of determination, the then effective Applicable Eurodollar Rate Margin.

     "Assignment   and   Acceptance"   means  an   assignment   and   acceptance
substantially in the form of Exhibit B.

         "Banking Day" means any Monday, Tuesday, Wednesday, Thursday or Friday, other than a day on which banks are authorized or required to be closed in California or New York.

         "Borrower" means each of Day Runner, Bidco and Filofax, and "Borrowers" is a collective reference to all of them.

         "Borrower Guaranties" means the collective reference to (a) each Borrower Guaranty, in substantially the form of Exhibit A, executed by the Borrowers (other than Filofax), (b) the Borrower Guaranty of Revolving Loans, in substantially the form of Exhibit N, executed by Filofax and (c) the Borrower Guaranty of Term Loans, in substantially the form of Exhibit O, executed by Filofax, in each case delivered pursuant to Article 8, as the same may be amended, supplemented or otherwise modified from time to time; and each of them is a "Borrower Guaranty".

         "Capital Expenditure" means any expenditure by any Borrower or any of its Subsidiaries for or related to fixed assets or purchased intangibles that is treated as a capital expenditure under GAAP, including any amount which is required to be treated as an asset subject to a Capital Lease Obligation.

         "Capital Lease" means any leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease.

         "Capital Lease Obligations" means all monetary obligations of a Person under any Capital Lease.

         "Cash" means, when used in connection with any Person, all monetary and non-monetary items owned by that Person that are treated as cash in accordance with GAAP, consistently applied.

         "Cash Equivalents" means, when used in connection with any Person, that Person's Investments in:

          (a) Government Securities due within one year after the date of the making of the Investment;

          (b) readily marketable direct obligations of any State of the United States of America or any political subdivision of any such State or any public agency or instrumentality thereof given on the date of such Investment a credit rating of at least Aa by Moody's Investors Service, Inc. or AA by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.), in each case due within one year from the making of the Investment;

          (c)  certificates  of deposit issued by, bank deposits in,  eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by any Lender or any bank incorporated under the Laws of the United States of America, any State thereof or the District of Columbia and having on the date of such Investment combined capital, surplus and undivided profits of at least $250,000,000, or total assets of at least $5,000,000,000, in each case due within one year after the date of the making of the Investment;

          (d) certificates of deposit issued by, bank deposits in, eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by any Lender or any branch or office located in the United States of America of a bank incorporated under the Laws of any jurisdiction outside the United States of America having on the date of such Investment combined capital, surplus and undivided profits of at least $500,000,000, or total assets of at least $15,000,000,000, in each case due within one year after the date of the making of the Investment;

          (e) readily marketable commercial paper or other debt securities issued by corporations doing business in and incorporated under the Laws of the United States of America or any State thereof or of any corporation that is the holding company for a bank described in clause (c) or (d) above given on the date of such Investment a credit rating of at least P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.), in each case due within one year after the date of the making of the Investment;

          (f) a readily redeemable "money market mutual fund" sponsored by a bank described in clause (c) or (d) hereof, or a broker or dealer registered under Section 15(b) of the Securities Exchange Act of 1934, as amended, having on the date of the Investment capital of at least $50,000,000, that has and maintains an investment policy limiting its investments primarily to instruments of the types described in clauses (a) through (e) hereof and given on the date of such Investment a credit rating of at least Aa by Moody's Investors Service, Inc. and AA by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.);

          (g) corporate notes or bonds having an original term to maturity of not more than one year issued by a corporation incorporated under the Laws of the United States of America, or a participation interest therein; provided that (i) commercial paper issued by such corporation is given on the date of such Investment a credit rating of at least Aa by Moody's Investors Service, Inc. and AA by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.), (ii) the amount of all such Investments issued by the same issuer does not exceed $5,000,000 and (iii) the aggregate amount of all such Investments does not exceed $15,000,000; and

          (h) any security denominated in pounds sterling issued by or on behalf of the government of the United Kingdom or any other unsubordinated security, investment or instrument which is denominated in pounds sterling, has a maturity of less than one year, and is given on the date of such Investment a credit rating of at least P-1 by Moody's Investor's Service, Inc. or A-1 by Standard & Poor's Ratings Services (a division of McGraw-Hill, Inc.).

     "Certificate" means a certificate signed by a Senior Officer or Responsible Official (as applicable) of the Person providing the certificate.

     "Change in Control" means (a) any transaction or series of related transactions in which any Person or two or more Persons acting in concert (other than a Permitted Stockholder) acquire beneficial ownership (within the meaning of Rule 13d-3(a)(1) under the Securities Exchange Act of 1934, as amended), directly or indirectly, of 25% or more of the outstanding Day Runner Common Stock, (b) Day Runner consolidates with or merges into another Person or conveys, transfers or leases its properties and assets substantially as an entirety to any Person, or any Person consolidates with or merges into Day Runner in a transaction in which the outstanding Day Runner Common Stock is changed into or exchanged for cash, securities or other property and with the effect that any Person becomes the beneficial owner, directly or indirectly, of 25% or more of Day Runner Common Stock or that the Persons who were the holders of Day Runner Common Stock immediately prior to the transaction hold less than 75% of the common stock of the surviving corporation after the transaction, or
(c) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the board of directors of Day Runner (together with any new or replacement directors whose election by the board of directors, or whose nomination for election, was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for reelection was previously so approved) cease for any reason to constitute a majority of the directors then in office.

     "Closing Date" means September 23, 1998.

     "Code" means the Internal Revenue Code of 1986, as amended or replaced and as in effect from time to time.

     "Collateral" means all Property and interests in Property now owned or hereafter acquired by a Borrower or any of its Subsidiaries upon which a Lien is granted to the Administrative Agent, for the benefit of the Lenders, under any of the Loan Documents.

     "Collateral Documents" means each of the Pledge Agreements and Security Agreements.

     "Commercial Letter of Credit" means each Letter of Credit issued to support the purchase of goods by a Borrower which is determined to be a commercial letter of credit by the Issuing Lender.

     "Common Stock" means the common stock of any Borrower or its successor.

     "Companies Act" means the Companies Act 1985 of Great Britain.

     "Compliance Certificate" means a certificate in the form of Exhibit C, properly completed and signed by a Senior Officer of Day Runner.

     "Concentration Account" has the meaning set forth in Section 5.14.

     "Contractual Obligation" means, as to any Person, any provision of any outstanding security issued by that Person or of any material agreement, instrument or undertaking to which that Person is a party or by which it or any of its Property is bound.

     "Current Assets" means, as of any date of determination, all assets that would, in accordance with GAAP, be classified on a consolidated balance sheet of Day Runner and its Subsidiaries as current assets as at such date of determination.

     "Current Liabilities" means, as of any date of determination, all liabilities that would, in accordance with GAAP, be classified on a consolidated balance sheet of Day Runner and its Subsidiaries as current liabilities as at such date of determination.

     "Current Ratio" means, as of any date of determination, the ratio of (a) Current Assets to (b) the sum of (i) Current Liabilities plus (ii) the aggregate principal amount of Revolving Loans outstanding as of such date.

     "Day Runner Common Stock" means the Common Stock of Day Runner or its successor.

     "Debtor Relief Laws" means the Bankruptcy Code of the United States of America, as amended from time to time, and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws from time to time in effect affecting the rights of creditors generally.

     "Default" means any event that, with the giving of any applicable notice or passage of time specified in Section 9.1, or both, would be an Event of Default.

     "Default Rate" means the interest rate prescribed in Section 3.9.

     "Designated Capital Expenditures" means Capital Expenditures that are either (i) financed directly or indirectly with the proceeds of a Loan or (ii) not financed by the relevant Borrower by any third party financing source.

     "Designated Eurodollar Market" means, with respect to any Eurodollar Rate Loan, the London Eurodollar Market.

     "Designated Foreign Currency Market" means, with respect to any Foreign Currency Loan, the Foreign Currency Market designated by the Administrative Agent as appropriate for that Foreign Currency Loan.

     "Disqualified Stock" means any capital stock, warrants, options or other rights to acquire capital stock (but excluding any debt security which is convertible, or exchangeable, for capital stock), which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Term Loan Maturity Date.

     "Disposition" means the sale, transfer or other disposition in any single transaction or series of related transactions of any asset, or group of related assets, of any Borrower or any of its Subsidiaries other than (i) inventory or Cash Equivalents sold or otherwise disposed of in the ordinary course of business of such Borrower or such Subsidiary and (ii) equipment sold or otherwise disposed of where such equipment is obsolete or no longer useful in the ordinary course of business of such Borrower or such Subsidiary, and the aggregate value of assets so disposed does not exceed $100,000 in any Fiscal Year.

     "Distribution" means, with respect to any shares of capital stock or any warrant or option to purchase an equity security or other equity security issued by a Person, (a) any Stock Repurchase by such Person and (b) the declaration or (without duplication) payment by such Person of any dividend or other distribution in Cash or in Property (except for Property constituting capital stock of such Person that is not Disqualified Stock) on or with respect to any such security.

     "Dollars" or "$" means United States of America dollars.

     "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" next to its signature hereto, or such other office of such Lender as such Lender may from time to time specify to the Borrowers and to the Administrative Agent.

     "DRC" means Day Runner Canada Inc., an Ontario corporation formerly known as Ultima Distribution Inc. and a wholly-owned subsidiary of Day Runner.

     "DRC Loans" has the meaning set forth in the preamble to this Agreement.

     "DRI International" means DRI International Holdings, Inc., a Delaware corporation and a wholly-owned Subsidiary of Day Runner.

     "DR-UK Holdings" means DR UK Holdings Limited, a company incorporated with limited liability under the laws of England and Wales and a Subsidiary of DRI International.

     "EBITDA" means, with respect to any period, the sum of (a) Net Income for that period, plus (b) any extraordinary loss included in such Net Income, minus
(c) any  extraordinary  gain  included  in such Net  Income,  plus (d)  Interest
Expense of Day Runner and its Subsidiaries for that period, plus (e) the aggregate amount of taxes on or measured by income of Day Runner and its Subsidiaries for that period (whether or not payable during that period), plus
(f) depreciation, amortization and all other non-cash expenses of Day Runner and its Subsidiaries for that period, plus (g) to the extent deducted in determining such Net Income, for any period including Day Runner's Fiscal Quarter ended March 31, 1999, the amount of Tender Offer Transaction Expenses in such period, plus (h) for any period that includes fiscal periods ended on or prior to June 30, 1999, to the extent deducted in determining such Net Income, the aggregate amount of asset write downs with respect to Filofax Group recorded in any of such fiscal periods, in each case as determined in accordance with GAAP, consistently applied plus (i) to the extent deducted in determining such Net Income, the amount of expenses incurred in connection with Day Runner's efforts to be acquired by another Person or restructure Day Runner or any of its Subsidiaries incurred during such period; provided that, for any period that includes Day Runner's Fiscal Quarter ended December 31, 1998, the acquisition of Filofax Group by Bidco shall be deemed to have occurred as of the first day of such period.

     "Effective Date" means the first Banking Day on which the conditions set forth in Section 8.1 are satisfied or waived, but in any event not later than October 15, 1999.

     "EMU" means the Economic and Monetary Union as contemplated in the treaty on European unity effected pursuant to the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty, as amended from time to time.

     "EMU Legislation" means legislative measures of the European Council (including, without limitation, European Council regulations) for the introduction of, changeover to or operation of a single or unified European currency (whether known as the euro or otherwise), being in part the implementation of the third stage of EMU.

     "ERISA" means the Employee Retirement Income Security Act of 1974, and any regulations issued pursuant thereto, as amended or replaced and as in effect from time to time.

     "ERISA Affiliate" means each Person (whether or not incorporated) which is required to be aggregated with Borrower pursuant to Section 414 of the Code.

     "Eurodollar Banking Day" means any Banking Day on which dealings in Dollar deposits are conducted by and among banks in the Designated Eurodollar Market.

     "Eurodollar Lending Office" means, as to each Lender, its office or branch so designated by written notice to the Borrowers and the Administrative Agent as its Eurodollar Lending Office. If no Eurodollar Lending Office is designated by a Lender, its Eurodollar Lending Office shall be its office at its address for purposes of notices hereunder.

     "Eurodollar Market" means a regular established market located outside the United States of America by and among banks for the solicitation, offer and acceptance of Dollar deposits in such banks.

     "Eurodollar Obligations" means eurocurrency liabilities, as defined in Regulation D or any comparable regulation of any Governmental Agency having jurisdiction over any Lender.

     "Eurodollar Rate" means, with respect to any Eurodollar Rate Loan, the average of the interest rates per annum (rounded upward, if necessary, to the next 1/16 of 1%) at which deposits in Dollars are offered to Wells Fargo Bank, National Association in the Designated Eurodollar Market at or about 11:00 A.M. local time in the Designated Eurodollar Market, two (2) Eurodollar Banking Days before the first day of the applicable Eurodollar Period in an aggregate amount approximately equal to the amount of the Loan to be made by Wells Fargo Bank, National Association with respect to such Eurodollar Rate Loan and for a period of time comparable to the number of days in the applicable Eurodollar Period.

     "Eurodollar Rate Loan" means a Loan made hereunder and specified to be a Eurodollar Rate Loan in accordance with Article 2.

     "Eurodollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (as defined in Regulation D)) or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Loans is determined.

     "Euros"  means  the  single   currency  of  the   countries   described  as
"Participating Member States of the European Union" within any EMU Legislation.

     "Event of Default" has the meaning set forth in Section 9.1.

     "Existing Credit Agreement" has the meaning set forth in the preamble to this Agreement.

     "Extension Determination Date" has the meaning set forth in Section 2.11.

     "Federal Funds Rate" means, as of any date of determination, the rate set forth in the daily statistical release designated as the Composite 3:30 P.M. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 P.M. Quotation") for such date under the caption "Federal Funds Effective Rate". If on any relevant date the appropriate rate for such date is not yet published in the Composite 3:30 P.M. Quotations, the rate for such date will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 A.M. (New York City time) on that date by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent. For purposes of this Agreement, any change in the Alternate Base Rate due to a change in the Federal Funds Rate shall be effective as of the opening of business on the effective date of such change.

     "Filofax Group" means Filofax Group Limited, a company incorporated with limited liability under the laws of England and Wales and a wholly-owned direct subsidiary of Bidco.

     "Filofax Overdraft Account" means one or more cash collateral accounts maintained with a Lender in England by Filofax which are subject to Liens which secure Filofax Overdraft Indebtedness described in clause (i) of the definition thereof.

     "Filofax Overdraft Indebtedness" means Indebtedness of (i) Filofax to a Lender that is outstanding from time to time in amounts and in currencies determined by reference to Filofax's accounts receivable in foreign currencies and (ii) the Subsidiaries of Filofax Group (other than Filofax) to one or more financial institutions as set forth in Schedule 1.2 hereto, as the same may be renewed, extended or refinanced from time to time, provided that with respect to Indebtedness described in clause (ii) above, the aggregate principal amount of such Indebtedness outstanding at any time does not exceed $1,500,000 (or the Foreign Currency Equivalent thereof).

     "Filofax Working Capital Guaranties" means the collective reference to (a) the Borrower Guaranty of Revolving Loans, in substantially the form of Exhibit N, executed by Filofax and (b) the Subsidiary Guaranty of Revolving Loans, in substantially the form of Exhibit P, executed by Filofax Group.

     "Fiscal Quarter" means the fiscal quarter of Borrowers ending on each March 31, June 30, September 30 and December 31.

     "Fiscal Year" means the fiscal year of Borrowers ending on each June 30.

     "Fixed Charge Coverage Ratio" means, as of the last day of any Fiscal Quarter, the ratio of (a) EBITDA for the fiscal period consisting of the four
(4) Fiscal Quarters ended on that date, minus Designated Capital Expenditures made by Day Runner and its Subsidiaries during such fiscal period, minus cash payments for federal, state, local and foreign taxes actually paid during such period by Day Runner and its Subsidiaries, plus tax refunds received in cash during such period with respect to any federal, state, local, or foreign taxes, minus cash dividends paid during such period by Day Runner and its Subsidiaries, minus the fair market value of any Stock Repurchases during such period to (b) the sum of (i)(A) Interest Expense of Day Runner and its Subsidiaries for such fiscal period minus (B) Interest Income of Day Runner and its Subsidiaries for such fiscal period plus (ii) the principal portion of Capital Lease Obligations of Day Runner and its Subsidiaries during such fiscal period actually paid or required to be paid (without duplication) during such fiscal period plus (iii) any required principal repayments of Indebtedness of Day Runner and its
Subsidiaries during such fiscal period (except respect to Intercompany Indebtedness), including without limitation required principal repayments with respect to the Obligations, minus (iv) the principal amount of any Indebtedness incurred by Day Runner and its Subsidiaries during such fiscal period (excluding any Intercompany Indebtedness) the proceeds of which is used during such period to refinance existing Indebtedness of Day Runner and its Subsidiaries during such period.

     "Foreign Currency" means, with respect to a Foreign Currency Loan or Foreign Currency Letter of Credit, the foreign currency applicable to that Foreign Currency Loan or Foreign Currency Letter of Credit.

     "Foreign Currency Banking Day" means any Banking Day on which dealings in deposits in the applicable Foreign Currency are conducted by and among banks in the Designated Foreign Currency Market.

     "Foreign Currency Equivalent" means, as of any date of determination, the equivalent amount in Dollars of a Foreign Currency Loan or a Foreign Currency Letter of Credit, as the case may be, using the currency exchange rate for such date for the applicable Foreign Currency in the New York City wholesale foreign currency exchange market in trading among banks in amounts of $1,000,000 or more, set at 11:00 A.M. London Time two (2) Foreign Currency Banking Days prior to the date of determination, or, if not so set for such date, as otherwise reasonably determined by the Administrative Agent.

     "Foreign Currency Letter of Credit" means a Letter of Credit issued or to be issued in (a) British pounds, (b) Canadian dollars, (c) Euros or (d) such other currency (other than Dollars) as may be acceptable to all of the Lenders in their sole and absolute discretion.

     "Foreign Currency Limitation" means, at any time, sixty percent (60%) of the Revolving Commitment in effect at such time.

     "Foreign Currency Loan" means a Revolving Loan made or to be made in (a) pounds sterling, (b) Euros or (c) such other currency (other than Dollars) as may be acceptable to all of the Lenders in their sole and absolute discretion.

     "Foreign Currency Market" means a regular established market located outside the United States of America by and among banks for the solicitation, offer and acceptance of Foreign Currency deposits in such banks.

     "Foreign Currency Period" means, as to each Foreign Currency Loan, the period commencing on the date specified by the applicable Borrower pursuant to
Section 2.2 or 2.3, as applicable, and ending 1, 2, 3 or 6 months (or, with the written consent of all of the Lenders, any other period) thereafter, as specified by the applicable Borrower in (1) the applicable Notice of Borrowing with respect to a Revolving Loan or (2) the applicable Notice of Conversion/Continuation with respect to a Loan; provided that:

          (a) The first day of any Foreign Currency Period shall be a Foreign Currency Banking Day;

          (b) Any Foreign Currency Period that would otherwise end on a day that is not a Foreign Currency Banking Day shall be extended to the immediately succeeding Foreign Currency Banking Day unless such Foreign Currency Banking Day falls in another calendar month, in which case such Foreign Currency Period shall end on the immediately preceding Foreign Currency Banking Day; and

          (c) No Foreign Currency Period shall extend beyond (i) with respect to any Term Loan, the Term Loan Maturity Date and (ii) with respect to any Revolving Loan, the Revolving Loan Maturity Date.

     "Foreign Currency Rate" means, with respect to any Foreign Currency Rate Loan, the interest rate per annum at which deposits in that Foreign Currency are offered to the Administrative Agent in the Designated Foreign Currency Market at 11:00 A.M. (London time) two (2) Foreign Currency Banking Days before the first day of the applicable Foreign Currency Period in an aggregate amount approximately equal to the amount of the Loan to be made with respect to such Foreign Currency Rate Loan and for a period of time comparable to the number of days in the applicable Foreign Currency Period.

     "Foreign Subsidiary" means a Subsidiary of any Borrower that (a) is organized under the Laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia and (b) conducts all or substantially all of its business outside the United States of America.

     "Funded Debt" means, as to any Person (without duplication), (a) indebtedness of such Person for borrowed money or for the deferred purchase price of Property (excluding trade and other accounts payable in the ordinary course of business in accordance with ordinary trade terms), including any Guaranty Obligation for any such indebtedness, (b) all indebtedness of such Person evidenced by notes, bonds, debentures, debentures or other similar instruments, (c) indebtedness of such Person that is non-recourse to such Person but is secured by assets of such Person, to the extent of the fair market value of such assets as determined in good faith by such Person, (d) the principal portion of Capital Lease Obligations of such Person required under GAAP to be shown on the balance sheet of such Person, (e) indebtedness of such Person arising under bankers' acceptance facilities or under facilities for the discount of accounts receivable of such Person, and (f) any direct or contingent obligations of such Person under letters of credit issued for the account of such Person.

     "Funded Debt Ratio" means, as of the last day of any Fiscal Quarter, the ratio of (a) the outstanding principal amount of all Funded Debt of Day Runner and its Subsidiaries (limited in the case of Filofax Overdraft Indebtedness to that portion thereof in excess of the amount of cash on deposit in the Filofax Overdraft Account as of such date) to (b) EBITDA for the fiscal period consisting of the four (4) Fiscal Quarters ended on that date.

     "Funded Senior Debt Ratio" means, as of the last day of any Fiscal Quarter, the ratio of (a) the outstanding principal amount of all Funded Debt (other than Subordinated Obligations and limited in the case of Filofax Overdraft Indebtedness to that portion thereof in excess of the amount of cash on deposit in the Filofax Overdraft Account as of such date) of Day Runner and its Subsidiaries on that date to (b) EBITDA for the fiscal period consisting of the four (4) Fiscal Quarters ended on that date.

     "GAAP" means, as of any date of determination, accounting principles (a) set forth as generally accepted in then currently effective Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, (b) set forth as generally accepted in then currently effective Statements of the Financial Accounting Standards Board or (c) that are then approved by such other entity as may be approved by a significant segment of the accounting profession in the United States of America. The term "consistently applied," as used in connection therewith, means that the accounting principles applied are consistent in all material respects with those applied at prior dates or for prior periods.

     "Government Securities" means readily marketable (a) direct full faith and credit obligations of the United States of America or obligations guaranteed by the full faith and credit of the United States of America and (b) obligations of an agency or instrumentality of, or corporation owned, controlled or sponsored by, the United States of America that are generally considered in the securities industry to be implicit obligations of the United States of America.

     "Governmental Agency" means (a) any international, foreign, federal, state, county or municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, central bank, commission, department, instrumentality or public body or (c) any court or administrative tribunal of competent jurisdiction.

     "Guaranty Obligation" means, as to any Person, any (a) guarantee by that Person of Indebtedness of, or other obligation performable by, any other Person or (b) assurance given by that Person to an obligee of any other Person with respect to the performance of an obligation by, or the financial condition of, such other Person, whether direct, indirect or contingent, including any purchase or repurchase agreement covering such obligation or any collateral security therefor, any agreement to provide funds (by means of loans, capital contributions or otherwise) to such other Person, any agreement to support the solvency or level of any balance sheet item of such other Person or any "keep-well" or other arrangement of whatever nature given for the purpose of assuring or holding harmless such obligee against loss with respect to any obligation of such other Person; provided, however, that the term Guaranty
Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation in respect of Indebtedness shall be deemed to be an amount equal to the maximum reasonably anticipated liability in respect thereof as determined by the Person in good faith. The amount of any other Guaranty Obligation shall be deemed to be zero unless and until the amount thereof has been (or in accordance with Financial Accounting Standards Board Statement No. 5 should be) quantified and reflected or disclosed in the consolidated financial statements (or notes thereto) of the applicable Borrower or Subsidiary of any Borrower.

     "Hazardous Materials" means substances defined as "hazardous substances" pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S) 9601 et seq., or as "hazardous", "toxic" or "pollutant" substances or as "solid waste" pursuant to the Hazardous Materials Transportation Act, 49 U.S.C. (S) 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901, et seq., or as "friable asbestos" pursuant to the Toxic Substances Control Act, 15 U.S.C. (S) 2601 et seq. or any other applicable Hazardous Materials Law, in each case as such Laws are amended from time to time.

     "Hazardous   Materials  Laws"  means  all  Laws  governing  the  treatment, transportation or disposal of Hazardous Materials applicable to any of the Real Property.

     "Indebtedness" means, as to any Person (without duplication), (a) any Funded Debt of such Person, (b) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, (c) all Indebtedness of others referred to in clauses (a) and (b) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Indebtedness against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, and (d) all Indebtedness referred to in clauses (a) through (c) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

     "Initial Pricing Period" means the period from the Effective Date through the date upon which the Borrowers deliver the Pricing Certificate to the Administrative Agent with respect to the Fiscal Quarter ending September 30, 1999.

     "Intangible Assets" means assets that are considered intangible assets under GAAP, including customer lists, goodwill, covenants not to compete, copyrights, trade names, trademarks and patents.

     "Intercompany Indebtedness" means any Indebtedness owed (i) by Day Runner to any of its Subsidiaries, (ii) by any Subsidiary of Day Runner to Day Runner, or (iii) by any Subsidiary of Day Runner to any other Subsidiary of Day Runner.

     "Interest Expense" means, with respect to Day Runner and its Subsidiaries as of the last day of any fiscal period, determined on a consolidated basis, the sum of (a) all interest, fees, charges and related expenses for that fiscal period in connection with borrowed money (including any obligations for fees, charges and related expenses payable to the issuer of any letter of credit, but excluding (x) Fees (other than the Administrative Agent's Fee) required to be paid by the Borrowers to the Lenders or the Administrative Agent in connection with this Agreement and (y) amortization or write-off of capitalized fees paid in connection with the execution and delivery of the Existing Credit Agreement) or the deferred purchase price of assets that in each case are considered "interest expense" under GAAP plus (b) the portion of rent paid or payable (without duplication) for that fiscal period by that Person under Capital Lease Obligations that should be treated as interest in accordance with Financial Accounting Standards Board Statement No. 13.
     "Interest Period" means, with respect to each Eurodollar Rate Loan, the period commencing on the date specified by the applicable Borrower pursuant to
Section 2.1(a), 2.1(d) or 2.2(b), as the case may be, and ending 1, 2, 3 or 6 months thereafter, as specified by the applicable Borrower in the applicable Notice of Borrowing or Notice of Conversion/Continuation, as applicable; provided that:

          (a) The first day of any Interest Period shall be a Eurodollar Banking Day;

          (b) Any Interest Period that would otherwise end on a day that is not a Eurodollar Banking Day shall be extended to the immediately succeeding Eurodollar Banking Day unless such Eurodollar Banking Day falls in another calendar month, in which case such Eurodollar Period shall end on the immediately preceding Eurodollar Banking Day; and

          (c) No Interest Period shall extend beyond (i) with respect to any Term Loan, the Term Loan Maturity Date and (ii) with respect to any Revolving Loan, the Revolving Loan Maturity Date.

     "Interest Rate Protection Agreement" means a written agreement between any Borrower and one or more financial institutions providing for "swap", "cap", "collar" or other interest rate protection with respect to any Indebtedness.

     "Investment" means, when used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of stock or other securities of, or all or any substantial portion of the assets of (or comprising a division or business unit of), any other Person or by means of a loan, advance creating a debt, capital contribution, guaranty or other debt or equity participation or interest in any other Person, including any partnership and joint venture interests of such Person. The amount of any Investment shall be the amount actually invested (minus any return of capital with respect to such Investment which has actually been received in Cash or has been converted into Cash or a Cash Equivalent), without adjustment for subsequent increases or decreases in the value of such Investment.

     "Issuing Lender" means Wells Fargo Bank, National Association.

     "Laws" means, collectively, all international,  foreign, federal, state and
local   statutes,   treaties,   rules,   regulations,   ordinances,   codes  and
administrative or judicial precedents.

     "Lender" means each lender whose name is set forth in the signature pages of this Agreement and each lender which may hereafter become a party to this Agreement pursuant to Section 11.8.

     "Letters of Credit" means any of the Commercial Letters of Credit or Standby Letters of Credit issued by the Issuing Lender under the Revolving Commitment pursuant to Section 2.7, as the same may be supplemented, modified, amended, renewed, extended or supplanted.

     "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, lien or charge of any kind, whether voluntarily incurred or arising by operation of Law or otherwise, affecting any Property, including any conditional sale or other title retention agreement, any lease in the nature of a security interest.

     "Loan" means a Revolving Loan, a Swing Line Loan or a Term Loan (including without limitation any such Revolving Loan or Term Loan that is also a Foreign Currency Loan) and "Loans" includes all of the foregoing.

     "Loan Documents" means, collectively, this Agreement, the Notes, the Borrower Guaranties, the Subsidiary Guaranties, the Collateral Documents and any other agreements of any type or nature hereafter executed and delivered by any Borrower or any of their respective Subsidiaries to the Administrative Agent or to any Lender in any way relating to or in furtherance of this Agreement, in each case either as originally executed or as the same may from time to time be supplemented, modified, amended, restated, extended or supplanted.

     "Lockbox" has the meaning set forth in Section 5.14.

     "Margin  Stock" means "margin  stock" as such term is defined in Regulation
U.

     "Material Adverse Effect" means any circumstance or event, or series of circumstances or events which (a) has had or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of any Loan Document, (b) has been or could reasonably be expected to be material and adverse to the business, condition (financial or otherwise), operations, performance, Properties or prospects of Day Runner or Day Runner and its Subsidiaries, taken as a whole or (c) has materially impaired or could reasonably be expected to materially impair the ability of any Borrower to perform the Obligations.

     "Material Subsidiary" means a Subsidiary of Day Runner either (x) owning at least five percent (5%) of the consolidated assets of Day Runner and its Subsidiaries as of the end of the immediately prior Fiscal Quarter or (y) as of the last day of any Fiscal Quarter, generating at least five percent (5%) of the consolidated net sales of Day Runner and its Subsidiaries for the fiscal period consisting of the four (4) Fiscal Quarters ended on that date.

     "Monthly Payment Date" means the last Banking Day of each month.

     "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA to which any Borrower or any of its ERISA Affiliates contributes or is obligated to contribute.

         "Net Cash Issuance Proceeds" means, with respect to the issuance of any debt security or equity security by a Borrower or any of its Subsidiaries, the Cash proceeds received by or for the account of a Borrower or such Subsidiary in consideration of such issuance net of (a) underwriting discounts and commissions actually paid to any Person not an Affiliate of any Borrower and (b) reasonable professional fees and disbursements actually paid in connection therewith.

         "Net Cash Sales Proceeds" means, with respect to any Disposition, the sum of (a) the Cash proceeds received by or for the account of the Borrowers and their respective Subsidiaries from such Disposition plus (b) the amount of Cash received by or for the account of the Borrowers and their respective Subsidiaries upon the sale, collection or other liquidation of any proceeds that are not Cash from such Disposition, in each case net of (i) any amount required to be paid to any Person owning an interest in the assets disposed of, (ii) any amount applied to the repayment of Indebtedness secured by a Lien permitted under Section 6.9 on the asset disposed of, (iii) any transfer, income or other taxes payable as a result of such Disposition, (iv) reasonable professional fees and expenses, fees due to any Governmental Agency, broker's commissions and other out-of-pocket costs of sale actually paid to any Person that is not an Affiliate of any Borrower attributable to such Disposition and (v) any reserves established in accordance with GAAP in connection with such Disposition.

     "Net Income" means, with respect to any period, the consolidated net income of Day Runner and its Subsidiaries for that period, determined in accordance with GAAP, consistently applied.

     "Note" and "Notes" have the meanings set forth in Section 2.6(a).

     "Notice of Borrowing" has the meaning set forth in Section 2.1(b).

     "Obligations" means all present and future obligations of every kind or nature of the Borrowers or any of their respective Subsidiaries at any time and from time to time owed to the Administrative Agent or the Lenders or any one or more of them, under any one or more of the Loan Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment, and including interest that accrues after the commencement of any proceeding under any Debtor Relief Law by or against any Borrower or any of its Subsidiaries.

     "Party" means any Person other than the Administrative Agent and the Lenders, which now or hereafter is a party to any of the Loan Documents.

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereof established under ERISA.

     "Pension Plan" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, which is subject to Title IV of ERISA and is maintained by any Borrower or to which any Borrower contributes or has an obligation to contribute.

     "Permitted Encumbrances" means:

          (a) Inchoate Liens incident to construction on or maintenance of Property; or Liens incident to construction on or maintenance of Property now or hereafter filed of record for which adequate reserves have been set aside (or deposits made pursuant to applicable Law) and which are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no such Property is subject to a material impending risk of loss or forfeiture;

          (b) Liens for taxes and assessments on Property which are not yet delinquent; or Liens for taxes and assessments on Property for which adequate reserves have been set aside and are being contested in good faith by appropriate proceedings, provided that, by reason of nonpayment of the obligations secured by such Liens, no such Property is subject to a material impending risk of loss or forfeiture;

          (c) defects and irregularities in title to any Property which in the aggregate do not materially impair the fair market value or use of the Property for the purposes for which it is or may reasonably be expected to be held;

          (d) easements, exceptions, reservations, or other agreements for the purpose of pipelines, conduits, cables, wire communication lines, power lines and substations, streets, trails, walkways, drainage, irrigation, water, and sewerage purposes, dikes, canals, ditches, the removal of oil, gas, coal, or other minerals, and other like purposes affecting Property which in the aggregate do not materially burden or impair the fair market value or use of such Property for the purposes for which it is or may reasonably be expected to be held;

          (e) easements, exceptions, reservations, or other agreements for the purpose of facilitating the joint or common use of Property in or adjacent to a shopping center or similar project affecting Property which in the aggregate do not materially burden or impair the fair market value or use of such Property for the purposes for which it is or may reasonably be expected to be held;

          (f) rights reserved to or vested in any Governmental Agency to control or regulate, or obligations or duties to any Governmental Agency with respect to, the use of any Property;

          (g) rights reserved to or vested in any Governmental Agency to control or regulate, or obligations or duties to any Governmental Agency with respect to, any right, power, franchise, grant, license, or permit;

          (h) present or future zoning laws and ordinances or other laws and ordinances restricting the occupancy, use, or enjoyment of Property;

          (i) statutory Liens, other than those described in clauses (a) or (b) above, arising in the ordinary course of business with respect to obligations which are not delinquent or are being contested in good faith, provided that, if delinquent, adequate reserves have been set aside with respect thereto and, by reason of nonpayment, no Property is subject to a material impending risk of loss or forfeiture;

          (j) covenants, conditions, and restrictions affecting the use of Property which in the aggregate do not materially impair the fair market value or use of the Property for the purposes for which it is or may reasonably be expected to be held;

          (k) rights of tenants under leases and rental agreements covering Property entered into in the ordinary course of business of the Person owning such Property;

          (l) Liens consisting of pledges or deposits to secure obligations under workers' compensation laws or similar legislation, including Liens of judgments thereunder which are not currently dischargeable;

          (m) Liens consisting of pledges or deposits of Property to secure performance in connection with operating leases made in the ordinary course of business, provided the aggregate value of all such pledges and deposits in connection with any such lease does not at any time exceed 20% of the annual fixed rentals payable under such lease;

          (n) Liens consisting of deposits of Property to secure bids made with respect to, or performance of, contracts (other than contracts creating or evidencing an extension of credit to the depositor);

          (o) Liens consisting of any right of offset, or statutory bankers' lien, on bank deposit accounts maintained in the ordinary course of business so long as such bank deposit accounts are not established or maintained for the purpose of providing such right of offset or bankers' lien;

          (p) Liens consisting of deposits of Property to secure statutory obligations of a Borrower; and

          (q) Liens consisting of deposits of Property to secure (or in lieu of) surety, appeal or customs bonds.

     "Permitted Stockholder" means Jill Tate Higgins and her heirs, devisees and legatees, and trusts for the sole benefit of such Persons, and Persons wholly-owned by such Persons.

     "Person" means any individual or entity, including a trustee, corporation, limited liability company, general partnership, limited partnership, joint stock company, trust, estate, unincorporated organization, business association, firm, joint venture, Governmental Agency, or other entity.

     "Pledge Agreements" means the collective reference to (a) the Pledge Agreement, in substantially the form of Exhibit J, executed and delivered on or prior to the Effective Date by Day Runner, or by any Subsidiary, as the same may be amended, supplemented or otherwise modified from time to time and (b) each Mortgage of Shares, in substantially the form of Exhibit K, executed and delivered on or prior to the Effective Date by each of DRI International, DR-UK Holdings, Bidco, Filofax Group and Filofax, and (c) each Pledge Agreement or Mortgage of Shares, in substantially the form of Exhibit J or K, as the case may be, executed and delivered by any Subsidiary pursuant to Section 5.13, in any case as the same may be amended, supplemented or otherwise modified from time to time, and each of them is a "Pledge Agreement".

     "Pricing Certificate" means a certificate in the form of Exhibit E, properly completed and signed by a Senior Officer of Day Runner.

     "Pricing Period" means the period beginning 55 days after the end of each Fiscal Quarter and ending 55 days after the end of the subsequent Fiscal Quarter.

     "Prime Rate" means the rate of interest announced from time to time by the Administrative Agent in San Francisco, California (or other headquarters city of the Administrative Agent), as its "prime rate." The "prime rate" is one of several base rates used by the Administrative Agent and serves as the basis upon which effective rates of interest are calculated for loans and other credits making reference thereto. The "prime rate" is evidenced by the recording thereof after its announcement in such internal publication or publications as the Administrative Agent may designate. Any change in the Prime Rate shall take effect at the opening of business on the day such change is internally announced within the offices of the Administrative Agent.

     "Projections" means (i) the projected financial information dated August 27, 1999 prepared by Day Runner and (ii) any budget and projection delivered by Day Runner pursuant to Section 7.1(d).

     "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

     "Pro Rata Share" means, with respect to each Lender, (a) with respect to Revolving Loans and Letters of Credit, the percentage of the Revolving Commitment set forth opposite the name of that Lender on Schedule 1.1, as such percentage may be increased or decreased pursuant to an Assignment and Acceptance executed in accordance with Section 11.8 and (b) with respect to Term Loans, the percentage of the Term Loans set forth opposite the name of that Lender on Schedule 1.1, as such percentage may be increased or decreased pursuant to an Assignment and Acceptance executed in accordance with Section 11.8.

     "Quarterly Payment Date" means the last Banking Day of each March, June, September and December.

     "Real Property" means, as of any date of determination, all real property then or theretofore owned, leased or occupied by any of the Borrowers or their respective Subsidiaries.

     "Regulation D" means Regulation D, as at any time amended, of the Board of Governors of the Federal Reserve System, or any other regulation in substance substituted therefor.

     "Regulation U" means Regulation U, as at any time amended, of the Board of Governors of the Federal Reserve System, or any other regulations in substance substituted therefor.

     "Request for Letter of Credit" means a written request for a Letter of Credit in substantially the form of Exhibit F, signed by a Responsible Official of Day Runner and properly completed to provide all information required to be included therein, and delivered to the Issuing Bank and the Administrative Agent.

     "Requirement of Law" means, as to any Person, the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any Law, or judgment, award, decree, writ or determination of a Governmental Agency, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

     "Requisite Lenders" means (a) as of any date of determination if the Revolving Commitment is then in effect, Lenders constituting 50% or more in number and having in the aggregate more than 50% of the sum of (i) the Revolving Commitment then in effect and (ii) the aggregate principal amount of the Term Loans outstanding on such date and (b) as of any date of determination if the Revolving Commitment has then been suspended or terminated and there is then any principal amount of any Loan outstanding on such date, Lenders constituting 50% or more in number and having Loans representing more than 50% of the sum of (i) the aggregate principal amount of the Revolving Loans outstanding on such date and (ii) the aggregate principal amount of the Term Loans outstanding on such date.

     "Responsible Official" means (a) any Senior Officer of Day Runner and (b) any other responsible official of any Borrower so designated in a written notice thereof from a Senior Officer to the Administrative Agent. The Lenders shall be entitled to conclusively rely upon any document or certificate that is signed or executed by a Responsible Official of a Borrower or any of its Subsidiaries as having been authorized by all necessary corporate, partnership and/or other action on the part of such Borrower or such Subsidiary.

     "Revolving Commitment" means, subject to Section 2.8, $120,000,000 minus the Term Loan Amount.

     "Revolving Loan" means any Loan made pursuant to Section 2.1(a) or Section 2.9(d). "Revolving Loan" shall not include any Swing Line Loan or any Term Loan.

     "Revolving Loan Borrower" means a Borrower other than Bidco.

     "Revolving Loan Maturity Date" means October 31, 2000, as such date may be extended pursuant to Section 2.11.

     "Revolving Loan Sublimit" means, with respect to any Revolving Loan Borrower, the amount set forth below opposite the name of such Borrower, which amount is the maximum amount of Revolving Loans available to be extended to such Borrower (it being understood that no Revolving Loans shall be made to Bidco, as Borrower):

    --------------------------------------------- ------------------------------


                       Borrower                              Sublimit
    --------------------------------------------- ------------------------------
    --------------------------------------------- ------------------------------

                     Day Runner                       100% of the Revolving
                                                      Commitment then in effect
    --------------------------------------------- ------------------------------
    --------------------------------------------- ------------------------------

                    Filofax                              $20,000,000
    --------------------------------------------- ------------------------------

     "SEC Document" means any document, exhibit, report, form or other document filed by any Borrower or required to be filed by any Borrower with the Securities and Exchange Commission, including without limitation annual reports on Form 10-K and quarterly reports on Form 10-Q.

     "Security Agreements" means the collective reference to (a) each Security Agreement, in substantially the form of Exhibit L, executed and delivered by Day Runner or a domestic Subsidiary of Day Runner on or prior to the Effective Date, or pursuant to Section 5.13, as the same may be amended, supplemented or otherwise modified from time to time and (b) the Security Document, in substantially the form of Exhibit M, executed and delivered by Filofax or Topps on or prior to the Effective Date, as the same may be amended, supplemented or otherwise modified from time to time, and each of them is a "Security Agreement".

     "Senior Officer" means (a) with respect to any Person, if, at any relevant time, such office exists and any person is then incumbent in such office, (i) the chairman, (ii) the chief executive officer, (iii) the president, (iv) any executive vice president, (v) the chief operating officer, (vi) the general counsel, (vii) the chief financial officer, (viii) the treasurer, or (ix) the controller of such Person and, in each case, if such office does not exist or no person is then incumbent in such office, any individual with comparable executive, management or financial responsibilities or functions and (b) with respect to each Subsidiary of Day Runner not organized under the laws of the United States of America, any other senior executive officer.

     "Solvent", when used with respect to any Person, means that at the time of determination:

          (i) the fair market value of its assets (including any rights of reimbursement and contribution) is in excess of the total amount of its liabilities (including, without limitation, contingent liabilities); and

          (ii) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; and

          (iii) it is then able and expects to be able to pay its debts (including, without limitation, contingent debts and other commitments) as they mature; and

          (iv) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Special Eurodollar Circumstance" means the application or adoption after the Effective Date of any Law or interpretation, or any change therein or thereof, or any change in the interpretation or administration thereof by any Governmental Agency, central bank or comparable authority charged with the interpretation or administration thereof, or compliance by any Lender or its Eurodollar Lending Office with any request or directive (whether or not having the force of Law) of any such Governmental Agency, central bank or comparable authority.

     "Standby Letter of Credit" means each Letter of Credit that is not a Commercial Letter of Credit.

     "Stock Repurchase" means, with respect to any Person, the retirement, redemption, purchase or other acquisition for Cash or for Property (except for Property constituting capital stock of such Person that is not Disqualified Stock) by such Person of any shares of capital stock or any warrant or option to purchase an equity security or other equity security issued by such Person.

     "Stockholders' Equity" means, as of any date of determination and with respect to any Person, the consolidated stockholders' equity of the Person as of that date determined in accordance with GAAP; provided that there shall be excluded from Stockholders' Equity any amount attributable to Disqualified Stock.

     "Subordinated Obligations" means any Indebtedness of Day Runner that (i) does not have any scheduled principal payment, mandatory principal prepayment or sinking fund payment due prior to September 30, 2002, (ii) is not secured by any Lien on any Property of Day Runner or any of its Subsidiaries, (iii) is not guarantied by any Subsidiary of Day Runner, (iv) is subordinated by its terms in right of payment to the Obligations on terms, and in form and substance, satisfactory to the Administrative Agent and the Requisite Lenders, (v) is subject to financial performance and other covenants and events of default and other default provisions satisfactory to the Administrative Agent and the Requisite Lenders, (vi) is subject to payment blockage and delayed acceleration provisions satisfactory to the Administrative Agent and the Requisite Lenders, and (vii) has other terms, and is otherwise in form and substance, satisfactory to the Administrative Agent and the Requisite Lenders, in each case in their sole and absolute discretion.

     "Subsidiary" means, as of any date of determination and with respect to any Person, any corporation, limited liability company or partnership (whether or not, in any case, characterized as such or as a "joint venture"), whether now existing or hereafter organized or acquired: (a) any Person which is required to be treated as a "consolidated subsidiary" under GAAP, or (b) any Person (i) in the case of a corporation or limited liability company, of which a majority of the securities having ordinary voting power for the election of directors or other governing body (other than securities having such power only by reason of the happening of a contingency) are at the time beneficially owned by such Person and/or one or more Subsidiaries of such Person, or (ii) in the case of a partnership, of which a majority of the partnership or other ownership interests are at the time beneficially owned by such Person and/or one or more of its Subsidiaries.

     "Subsidiary Guarantors" means all Subsidiaries of any Borrower that are or become parties to the Subsidiary Guaranty.

     "Subsidiary Guaranties" means the collective reference to (a) the Subsidiary Guaranty, in substantially the form of Exhibit G, executed and delivered on or prior to the Effective Date by each of DRI International and DR-UK Holdings, and each other Subsidiary Guarantor, as it may from time to time be supplemented, modified, amended, extended or supplanted, (b) the Subsidiary Guaranty of Revolving Loans, in substantially the form of Exhibit P, executed and delivered on or prior to the Effective Date by Filofax Group, as it may from time to time be supplemented, modified, amended, extended or supplanted, and (c) the Subsidiary Guaranty of Term Loans, in substantially the form of Exhibit Q, executed and delivered on or prior to the Effective Date by Filofax Group, as it may from time to time be supplemented, modified, amended, extended or supplanted; and each of them is a "Subsidiary Guaranty".

     "Swing Line" means the revolving line of credit established by the Swing Line Lender in favor of the Borrowers pursuant to Section 2.9.

     "Swing Line Lender" means Wells Fargo Bank, National Association.

     "Swing Line Loans" means loans made by the Swing Line Lender to the Borrowers pursuant to Section 2.9.

     "Swing Line Outstandings" means, as of any date of determination, the aggregate principal amount of all Swing Line Loans then outstanding.

     "Syndicated Loans" has the meaning set forth in the Existing Credit Agreement.

     "Tender Offer" means the offer made on September 24, 1998 by Wasserstein Perella & Co. Limited on behalf of Bidco to acquire the entire issued and to be issued share capital of Filofax Group.

     "Tender Offer Loans" means the Loans (as defined in the Existing Credit Agreement) made to Day Runner and to Bidco under the Existing Credit Agreement in an aggregate principal amount equal to the Foreign Currency Equivalent of $90,443,666.20, all of which continues to be outstanding on the Effective Date, the proceeds of which were used directly or indirectly (i) to purchase shares of capital stock of Filofax Group pursuant to the Tender Offer, (ii) to acquire shares of capital stock of Filofax Group in accordance with the provisions of Sections 428-430F of the Companies Act or (iii) to pay stamp duties and stamp duty reserve taxes in connection with the shares of capital stock of Filofax Group purchased by Bidco pursuant to the Tender Offer.

     "Tender Offer Notes" means unsecured promissory notes made by Bidco and guaranteed, by unsecured guaranty, by Day Runner, issued to the former holders of the share capital of Filofax Group who elected to receive such notes instead of all or part of the cash consideration to which such holders otherwise were entitled under the Tender Offer.

     "Tender Offer Transaction Expenses" means the reasonable out-of-pocket costs and expenses of Day Runner and its Subsidiaries incurred in connection with the Tender Offer, including, without limitation, such reasonable and out-of-pocket fees and expenses of attorneys, accountants and other professional advisors to Day Runner and its Subsidiaries, and of attorneys to Wasserstein Perella & Co. Limited, for services rendered in connection with the Tender Offer.

     "Term  Loan"  means the Loan  outstanding  hereunder  pursuant  to  Section
2.1(e).

     "Term Loan Amount" has the meaning set forth in Section 2.1(e).

     "Term Loan Interest Reserve Account" has the meaning set forth in Section 5.14.

     "Term Loan Maturity Date" means September 30, 2001.

     "to the best knowledge of" means, when modifying a representation, warranty or other statement of any Person, that the fact or situation described therein is known by the Person (or, in the case of a Person other than a natural Person, known by any Senior Officer of that Person) making the representation, warranty or other statement, or with the exercise of reasonable due diligence under the circumstances (in accordance with the standard of what a reasonable Person in similar circumstances would have done) would have been known by the Person (or, in the case of a Person other than a natural Person, would have been known by a Senior Officer of that Person).

     "Topps" means Topps of England Limited, a company incorporated with limited liability under the laws of England and Wales and a Subsidiary of Filofax Group.

     "type", when used with respect to any Loan, means the designation of whether such Loan is an Alternate Base Rate Loan or a Eurodollar Rate Loan.

     "Wholly-Owned Subsidiary" means a Subsidiary of any Borrower, 100% of the capital stock or other equity interest of which is owned, directly or indirectly, by any Borrower, except for director's qualifying shares required by applicable Laws.

     1.2 Use of Defined Terms. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class.

     1.3 Accounting Terms. All accounting terms not specifically defined in this Agreement shall be construed in conformity with, and all financial data required by this Agreement to be submitted by the Borrowers, or any of them, to the Administrative Agent or the Lenders, shall be prepared in conformity with, GAAP applied on a consistent basis, except as otherwise specifically prescribed herein. In the event that GAAP changes during the term of this Agreement such that the covenants contained in Sections 6.12 through 6.15, inclusive, would then be calculated in a different manner, (a) the Borrowers and the Lenders agree to negotiate in good faith to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating the Borrowers' financial condition to substantially the same criteria as were effective prior to such change in GAAP and (b) the Borrowers shall be deemed to be in compliance with the covenants contained in the aforesaid Sections if and to the extent that the Borrowers would have been in compliance therewith under GAAP as in effect immediately prior to such change, but shall have the obligation to deliver each officer's certificate set forth in Section 7.1 to the Administrative Agent and the Lenders, on the dates therein specified, with an attached detailed reconciliation demonstrating such compliance and setting forth the differences in calculation of such covenants under GAAP as amended as compared with GAAP as in effect immediately prior to such change.

     1.4 Rounding. Any financial ratios required to be maintained by the Borrowers pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this Agreement and rounding the result up or down to the nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Agreement.

     1.5 Exhibits and Schedules. All Exhibits and Schedules to this Agreement, either as originally existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference.

     1.6 Miscellaneous Terms. The term "or" is disjunctive; the term "and" is conjunctive. The term "shall" is mandatory; the term "may" is permissive. Masculine terms also apply to females; feminine terms also apply to males. The term "including" is by way of example and not limitation.

                                    Article 2
                           LOANS AND LETTERS OF CREDIT

     2.1 Loans

          (a) Revolving Loans. Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Effective Date through the Banking Day prior to the Revolving Loan Maturity Date, each Lender shall, pro rata according to and limited by that Lender's Pro Rata Share of the Revolving Commitment as then in effect, make Revolving Loans to each Revolving Loan Borrower in such amounts as such Revolving Loan Borrower may request such that, after giving effect to any repayments of Revolving Loans and Letter of Credit reimbursement obligations and Tender Offer Notes made on the same Banking Day (or for which provision has been made for payment on the same Banking Day that is satisfactory to the Administrative Agent in its sole and absolute discretion) do not cause the sum of (i) the aggregate outstanding principal amount of the Revolving Loans plus (ii) the Aggregate Exposure Amount of all outstanding Letters of Credit plus (iii) the Swing Line Outstandings to exceed the Revolving Commitment; provided, however, that at no time shall the sum with respect to a single Revolving Loan Borrower of (i) the aggregate outstanding principal amount of the Revolving Loans to such Revolving Loan Borrower plus (ii) the Aggregate Exposure Amount of all Letters of Credit issued for the account of such Revolving Loan Borrower plus (iii) in the case of Day Runner, the Swing Line Outstandings, exceed such Revolving Loan Borrower's Revolving Loan Sublimit. Syndicated Loans outstanding under the Existing Credit Agreement on the Effective Date (other than the Tender Offer Loans made to Day Runner and Bidco under the Existing Credit Agreement) shall automatically, without further action, continue as Revolving Loans outstanding under this Agreement. Subject to the limitations set forth herein, each Revolving Loan Borrower may borrow, repay and reborrow under the Revolving Commitment without premium or penalty.

          (b) Intentionally Omitted.

          (c) Notice of Borrowing in Respect of Revolving Loans. The applicable Borrower shall give the Administrative Agent a notice in the form set forth hereto as Exhibit H (a "Notice of Borrowing") not later than (x) 8:00 A.M. (California time) on the date (which must be a Banking Day) of any Revolving Loan requested as an Alternate Base Rate Loan, (y) 9:00 A.M. (California time) at least three Eurodollar Banking Days before the first day of the applicable Interest Period with respect to any Revolving Loan requested as a Eurodollar Rate Loan and (z) 9:00 A.M. (California time) not later than four Foreign Currency Banking Days before the first day of the applicable Foreign Currency Period with respect to any Revolving Loan requested as a Foreign Currency Loan. Such Notice of Borrowing shall specify (i) the requested date of such Revolving Loan, which shall be a Banking Day in the case of an Alternate Base Rate Loan or a Eurodollar Banking Day in the case of a Eurodollar Rate Loan, (ii) the type of Loan,
     (iii) the amount of such Loan, (iv) in the case of a Eurodollar Rate Loan, the Interest Period for such Loan, (v) in the case of a Foreign Currency Loan, the Foreign Currency and the Foreign Currency Period for such Loan, and (vi) in reasonable detail satisfactory to the Administrative Agent, the anticipated use of proceeds of such Revolving Loan. A Notice of Borrowing shall be irrevocable upon the Administrative Agent's receipt thereof.

          (d) Minimum Amounts with respect to Revolving Loans. Each Revolving Loan that is requested as an Alternate Base Rate Loan (other than a Swing Line Loan) shall be in a principal amount not less than $500,000 and in a multiple of $100,000. Each Revolving Loan that is requested as a Eurodollar Rate Loan shall be in a principal amount not less than $3,000,000 and in a multiple of $1,000,000. Each Revolving Loan that is requested as a Foreign Currency Loan shall be in a principal amount not less than the Foreign Currency Equivalent of $3,000,000 and in a multiple of $1,000,000.

          (e) Term Loans. Prior to the Effective Date, the Lenders, on one or more occasions, made Tender Offer Loans to Day Runner and to Bidco pursuant to the Existing Credit Agreement, in the aggregate principal amount equal to the Foreign Currency Equivalent of $90,443,666.20, all of which continues to be outstanding on the date hereof (the "Term Loan Amount"). The Tender Offer Loans outstanding under the Existing Credit Agreement are hereby reclassified as Term Loans made to Day Runner or Bidco, as the case may be, and shall continue to be outstanding under this Agreement. The principal amount of the Term Loans owing to each Lender is set forth on
     Schedule 2.1 hereto. The Borrowers may repay or prepay Term Loans without premium or penalty (except as provided in Section 3.7 or 3.8), and amounts so repaid or prepaid may not be reborrowed.

     2.2 Conversion/Continuation of Loans.

          (a) Subject to Section 3.7 (and with respect to Foreign Currency Loans, Sections 2.3 and 3.8), the Borrowers shall have the option (i) to convert at any time all or any part of outstanding any Loan that is an Alternate Base Rate Loan (other than Swing Line Loans) to a Eurodollar Rate Loan or a Foreign Currency Loan; (ii) to convert all or any part of any outstanding Loan that is a Eurodollar Rate Loan having an Interest Period which expires on the same date to an Alternate Base Rate Loan or a Foreign Currency Loan on such expiration date; (iii) to continue all or any part of any outstanding Eurodollar Rate Loan having an Interest Period which expires on the same date as a Eurodollar Rate Loan, and the succeeding Interest Period of such continued Loan shall commence on such expiration date; (iv) to convert all or any part of any outstanding Loan that is a Foreign Currency Loan having an Interest Period which expires on the same date to an Alternate Base Rate Loan or a Eurodollar Rate Loan on such expiration date; or (v) to continue all or any part of any outstanding Foreign Currency Loan having an Interest Period which expires on the same date as a Foreign Currency Loan, and the succeeding Interest Period of such continued Loan shall commence on such expiration date; provided, however, no such outstanding Loan may be continued as, or be converted into, a Eurodollar Rate Loan or a Foreign Currency Loan if an Event of Default or Default has occurred and is continuing; provided further that Day Runner shall convert each DRC Loan into a Loan denominated in Dollars by no later than the expiration of the Foreign Currency Period in effect with respect to such Loan as of the Effective Date. Any conversion or continuation of Loans under this Section 2.2(a) (other than a Loan to be converted into an Alternate Base Rate Loan or a DRC Loan) shall be in a minimum amount of $3,000,000 and in integral multiples of $1,000,000 in excess of that amount.

          (b) To convert or continue a Loan under Section 2.2(a), the Borrowers shall deliver a Notice of Conversion/Continuation to the Administrative Agent no later than 9:00 A.M. (California time) at least three (3) Banking Days in advance of the proposed conversion/continuation date. A Notice of Conversion/Continuation shall specify (i) the proposed conversion/continuation date (which shall be a Banking Day), (ii) the principal amount of the Loan to be converted/continued, (iii) whether such Loan shall be converted and/or continued, and (iv) in the case of a conversion to, or continuation of, a Eurodollar Rate Loan or a Foreign Currency Loan, the requested Interest Period. Promptly after receipt of a Notice of Conversion/Continuation under this Section 2.2(b), the Administrative Agent shall notify each Lender by telex or telecopy, or other similar form of transmission, of the proposed conversion/continuation. Any Notice of Conversion/Continuation for conversion to, or continuation of, a Loan shall be irrevocable, and the Borrowers shall be bound to convert or continue in accordance therewith.

     2.3 Foreign Currency Loans.

     Subject to the limitations contained in Sections 2.1 and 2.2 above, (x) the Term Loans in respect of which Bidco is the Borrower may be Foreign Currency Loans denominated in Euros or British pounds sterling and (y) Revolving Loans in an aggregate principal amount up to the Foreign Currency Equivalent of the Foreign Currency Limitation may, at the election of the Borrowers, be one or more Foreign Currency Loans. With respect to Foreign Currency Loans:

          (a) All principal of, and interest on, any Foreign Currency Loan shall be payable in the same currency as that Foreign Currency Loan;

          (b) Each Foreign Currency Loan shall be due and payable on the earlier of (A) the last day of the related Foreign Currency Period or (B) the Revolving Loan Maturity Date or the Term Loan Maturity Date, as applicable;

          (c) Determination of credit availability under Section 2.1(a) and 2.1(b), as of any date, if there are then any outstanding Foreign Currency Loans or Foreign Currency Letters of Credit, shall be based on the Foreign Currency Equivalent thereof as of such date;

          (d) The Requisite Lenders may suspend the obligation of the Lenders to make Foreign Currency Loans with respect to a particular Foreign Currency if the Requisite Lenders determine that current or reasonably expected market conditions for that Foreign Currency are unusually unstable or make it unlawful, impossible or impracticable for the Lenders to fund or hedge their obligations with respect to a Foreign Currency Loan;

          (e) Concurrently with (i) any Notice of Borrowing with respect to a Revolving Loan requested to be made as a Foreign Currency Loan or (ii) any Notice of Conversion/Continuation with respect to any Loan requested to be continued as or converted into a Foreign Currency Loan, the requesting Borrower shall pay to the Administrative Agent, for the account of the Lenders pro rata in accordance with their Pro Rata Share of the Revolving Commitment or the Term Loans, as applicable, a processing fee of $2,500;

          (f) Unless the Administrative Agent and the Requisite Lenders otherwise consent, no more than ten (10) Foreign Currency Periods and Interest Periods with respect to Eurodollar Loans shall exist at any one time; and

          (g) the applicable Borrower shall execute and deliver, to any Lender requesting it, a promissory note payable in the applicable Foreign Currency in a form consistent with this Agreement covering that Lender's Pro Rata Share of any Foreign Currency Loan.

     2.4 Type of Loans.

          (a) If no Notice of Conversion/Continuation has been made with respect to any Loan within the requisite notice period set forth in Section 2.2, prior to the end of the Interest Period for any outstanding Eurodollar Rate Loan, then on the last day of such Interest Period, such Loan shall be automatically converted into an Alternate Base Rate Loan in the same amount.

          (b) Each Loan (other than a Foreign Currency Loan) shall constitute an Alternate Base Rate Loan unless properly designated as a Eurodollar Rate Loan pursuant to the provisions of Section 2.2.

          (c) With respect to any Eurodollar Rate Loan, on the date which is two
     (2) Eurodollar Banking Days before the first day of the applicable Interest Period, the Administrative Agent shall confirm its determination of the applicable Eurodollar Rate (which determination shall be conclusive in the absence of manifest error) and promptly shall give notice of the same to the applicable Borrower and the Lenders by telephone or telecopier (and if by telephone, promptly confirmed by telecopier).

          (d) Nothing contained herein shall require any Lender to fund any Loan in the Designated Eurodollar Market.

     2.5 Funding of Loans.

          (a) Promptly following receipt of a Notice of Borrowing, the Administrative Agent shall notify each Lender participating in such Loan by telephone or telecopier (and if by telephone, promptly confirmed by telecopier) of the date and type of the Revolving Loan, the applicable Foreign Currency, the applicable Interest Period or Foreign Currency Period, and that Lender's share of the Revolving Loan.

          (b) Not later than 11:00 A.M., California time, on the date specified for any Loan (which must be a Banking Day), each Lender participating therein shall make available its share of such Revolving Loan, in immediately available funds (if a Foreign Currency Loan, in the applicable Foreign Currency) available to the Administrative Agent at the
     Administrative Agent's Office. Upon satisfaction or waiver of the applicable conditions set forth in Article 8, the Administrative Agent shall (i) apply the funds so received from the Lenders to repay all Swing Line Loans (if any) then outstanding, together with interest accrued thereon, and (ii) credit the remainder of such funds to the Concentration Account or disburse such remainder as may be directed by the applicable Borrower.

          (c) Unless the Administrative Agent shall have been notified by any Lender no later than 11:00 A.M. on the Banking Day of the proposed funding by the Administrative Agent of any Revolving Loan that such Lender does not intend to make available to the Administrative Agent such Lender's portion of the total amount of such Loan, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on the date of the Loan and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. If the Administrative Agent has made funds available to the applicable Borrower based on such assumption and such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent promptly shall notify the applicable Borrower and the applicable Borrower shall pay such corresponding amount to the Administrative Agent. The Administrative Agent also shall be entitled to recover from such Lender interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to such Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to the daily Federal Funds Rate. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its share of the Revolving Commitment or to prejudice any rights which the Administrative Agent or the applicable Borrower may have against any Lender as a result of any default by such Lender hereunder.

         2.6      Notes.

          (a) Each Borrower's obligation to repay (i) the Revolving Loans of each Lender shall be evidenced by a single note, in substantially the form of Exhibit D-1 hereto, payable to the order of such Lender (each such Note, a "Revolving Loan Note"), and each Borrower's obligation to repay the Term Loan of each Lender shall be evidenced by a single note, in substantially the form of Exhibit D-2 hereto, payable to the order of such Lender (each such note, a "Term Loan Note"). Each reference in this Agreement to a "Note" or the "Notes" of such Lender shall be deemed to refer to and include any or all of such Revolving Loan Notes and Term Loan Notes, as the context may require.

          (b) Each Lender may, by notice to the applicable Borrower and the Administrative Agent, request that its Alternate Base Rate Loans, its
     Eurodollar Rate Loans and/or its Foreign Currency Loans be evidenced by separate Notes. Each such Note shall be in substantially the form of Exhibit D-1 or D-2 hereto, as applicable, with appropriate modifications to reflect the fact that it evidences solely the relevant kind of Loans. Unless a Lender has received a separate promissory note evidencing its share of a Foreign Currency Loan pursuant to Section 2.3 and this Section 2.6(b), the Loans made by each Lender as part of a Foreign Currency Loan shall be evidenced by that Lender's Revolving Loan Note or Term Loan Note, as the case may be, with the references therein to "Dollars" being deemed references to the Foreign Currency which is the subject of such Foreign Currency Loan. Each reference in this Agreement to a "Note" or the "Notes" of such Lender shall be deemed to refer to and include any or all of such Notes, as the context may require.

     2.7 Letters of Credit.

          (a) Subject to the terms and conditions hereof, at any time and from time to time from the Effective Date through the Banking Date that is 30 days prior to the Revolving Loan Maturity Date, the Issuing Lender shall issue such Letters of Credit under the Revolving Commitment as each Borrower may request by a Request for Letter of Credit; provided that (i) after giving effect to such Letter of Credit and any repayments of Loans made, or satisfaction of Obligations in respect of Letters of Credit made, on the same Banking Day, (A) the sum of (1) the aggregate principal amount of Revolving Loans outstanding, plus (2) the Aggregate Exposure Amount of all outstanding Letters of Credit, plus (3) the Swing Loan Outstandings do not exceed the Revolving Commitment and (B) with respect to any single Borrower, the sum of (1) the aggregate principal amount of the Revolving Loans to such Borrower plus (2) the Aggregate Exposure Amount of all outstanding Letters of Credit issued for the account of such Borrower plus
     (3) as applicable, the Swing Loan Outstandings to such Borrower do not exceed such Borrower's Loan Sublimit, (ii) the Aggregate Exposure Amount under all outstanding Letters of Credit shall not exceed $15,000,000; and
     (iii) with respect to a Request for Letter of Credit with respect to a Foreign Currency Letter of Credit, the Issuing Lender shall not be obligated to issue the Foreign Currency Letter of Credit with respect to a particular Foreign Currency if and so long as the Issuing Lender determines that current or reasonably expected market conditions for that Foreign Currency are unusually unstable or would make it unlawful, impossible or impracticable for the Issuing Lender to fund or hedge its obligations under the Foreign Currency Letter of Credit. For purposes of the foregoing, the aggregate principal amount of Loans outstanding and the Aggregate Exposure Amount of outstanding Letters of Credit, to the extent consisting of Foreign Currency Loans and Foreign Currency Letters of Credit, respectively, shall be based on the Foreign Currency Equivalents thereof as of the Banking Day immediately preceding the date of the Request for Letter of Credit. Each Letter of Credit shall be in a form acceptable to the Issuing Lender. Unless all the Lenders otherwise consent in a writing delivered to the Administrative Agent, the term of any Letter of Credit shall not exceed one (1) year (subject to extension in accordance with the terms thereof; provided that all conditions precedent to issuance of a Letter of Credit are satisfied in connection with any such extension) or extend beyond the Revolving Loan Maturity Date. The Letters of Credit outstanding under the Existing Credit Agreement on the Effective Date shall automatically, without further action, continue as Letters of Credit outstanding under this Agreement. (b) Each Request for Letter of Credit shall be submitted to the Issuing Lender, with a copy to the Administrative Agent, at least two (2) Banking Days prior to the date upon which the related Letter of Credit is proposed to be issued. The Administrative Agent shall promptly notify the Issuing Lender whether such Request for Letter of Credit, and the issuance of a Letter of Credit pursuant thereto, conforms to the requirements of this Agreement. Upon issuance of a Letter of Credit, the Issuing Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify the Lenders, of the amount and terms thereof.

          (c) Upon the issuance of a Letter of Credit, each Lender shall be deemed to have purchased a pro rata participation in such Letter of Credit from the Issuing Lender in an amount equal to that Lender's Pro Rata Share of the maximum amount available for drawing thereunder. Without limiting the scope and nature of each Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed by Borrowers for any payment required to be made by the Issuing Lender under any Letter of Credit, each Lender shall, pro rata according to its Pro Rata Share, reimburse the Issuing Lender through the Administrative Agent promptly upon demand for the amount of such payment. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the applicable Borrower to reimburse the Issuing Lender for the amount of any payment made by the Issuing Lender under any Letter of Credit together with interest as hereinafter provided.

          (d) Each Borrower agrees to pay to the Issuing Lender through the Administrative Agent an amount equal to any payment made by the Issuing Lender with respect to each Letter of Credit with respect to such Borrower within one (1) Banking Day after demand made by the Issuing Lender therefor, together with interest on such amount from the date of any payment made by the Issuing Lender at the rate applicable to Alternate Base Rate Loans for two (2) Banking Days after demand and thereafter at the Default Rate. The principal amount of any such payment shall be used to reimburse the Issuing Lender for the payment made by it under the Letter of Credit and, to the extent that the Lenders have not reimbursed the Issuing Lender pursuant to Section 2.7(c), the interest amount of any such payment shall be for the account of the Issuing Lender. Each Lender that has reimbursed the Issuing Lender pursuant to Section 2.7(c) for its Pro Rata Share of any payment made by the Issuing Lender under a Letter of Credit shall thereupon acquire a pro rata participation, to the extent of such reimbursement, in the claim of the Issuing Lender against the applicable Borrower for reimbursement of principal and interest under this Section 2.7(d) and shall share, in accordance with that pro rata participation, in any principal payment made by the applicable Borrower with respect to such claim and in any interest payment made by the applicable Borrower (but only with respect to periods subsequent to the date such Lender reimbursed the Issuing Lender) with respect to such claim.

          (e) Each Borrower may, pursuant to a Notice of Borrowing, request that Revolving Loans be made pursuant to Section 2.1(a) to provide funds for the payment required by Section 2.7(d) and, for this purpose, the conditions precedent set forth in Article 8 shall not apply. The proceeds of such Revolving Loans shall be paid directly to the Issuing Lender to reimburse it for the payment made by it under the Letter of Credit.

          (f) If a Borrower fails to make the payment required by Section 2.7(d) within the time period therein set forth, in lieu of the reimbursement to the Issuing Lender under Section 2.7(c) the Issuing Lender may (but is not required to), without notice to or the consent of such Borrower, instruct the Administrative Agent to cause Loans to be made by the Lenders under the Revolving Commitment in an aggregate amount equal to the amount paid by the Issuing Lender with respect to that Letter of Credit and, for this purpose, the conditions precedent set forth in Article 8 shall not apply. The proceeds of such Loans shall be paid directly to the Issuing Lender to reimburse it for the payment made by it under the Letter of Credit.

          (g) The issuance of any supplement, modification, amendment, renewal, or extension to or of any Letter of Credit shall be treated in all respects the same as the issuance of a new Letter of Credit.

          (h) The obligation of each Borrower to reimburse to the Issuing Lender the amount of any payment made by the Issuing Lender under any Letter of Credit shall be absolute, unconditional, and irrevocable. Without limiting the foregoing, each Borrower's obligations shall not be affected by any of the following circumstances:

               (i) any lack of validity or enforceability prior to its stated expiration date of the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

              (ii) any amendment or waiver of or any consent to departure from the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto, with or without the consent of such Borrower;

             (iii) the existence of any claim, setoff, defense, or other rights which such Borrower may have at any time against the Issuing Lender, the Administrative Agent or any Lender, any beneficiary of the Letter of Credit (or any persons or entities for whom any such beneficiary may be acting) or any other Person, whether in connection with the Letter of Credit, this Agreement, or any other agreement or instrument relating thereto, or any unrelated transactions;

             (iv) any demand, statement, or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (v) the existence, character, quality, quantity, condition, value or delivery of any Property purported to be represented by documents presented in connection with any Letter of Credit or any difference between any such Property and the character, quality, quantity, condition, or value of such Property as described in such documents;

              (vi) the time, place, manner, order or contents of shipments or deliveries of Property as described in documents presented in connection with any Letter of Credit or the existence, nature and extent of any insurance relative thereto;

              (vii) the solvency or financial responsibility of any party issuing any documents in connection with a Letter of Credit;

             (viii)any failure or delay in notice of shipments or arrival of any Property;

               (ix) any error in the transmission of any message relating to a Letter of Credit, or any delay or interruption in any such message;

                (x) any error, neglect or default of any correspondent of the Issuing Lender in connection with a Letter of Credit;

                (xi)  any   consequence   arising   from   acts  of  God,   war,
insurrection, civil unrest, disturbances, labor disputes, emergency conditions or other causes beyond the control of the Issuing Lender;

                (xii) the form, accuracy, genuineness or legal effect of any contract or document referred to in any document submitted to the Issuing Lender in connection with a Letter of Credit; and

                (xiii) where the Issuing Lender has acted in good faith and observed general banking usage, any other circumstances whatsoever.

          (i) The Issuing Lender shall be entitled to the protection accorded to the Administrative Agent pursuant to Section 10.6.

          (j) The Uniform Customs and Practice for Documentary Credits, as published in its most current version by the International Chamber of Commerce, shall be deemed a part of this Section and shall apply to all Letters of Credit to the extent not inconsistent with applicable Law.

          (k) No action taken or omitted in good faith by the Issuing Lender under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall put such Issuing Bank under any resulting liability to any Lender, any Borrower, any of the Borrowers' Subsidiaries or, so long as it is not issued in violation of Section 2.7(a), relieve any Lender of its obligations hereunder to such Issuing Lender. Solely as between the Issuing Lender and the Lenders, in determining whether to pay under any Letter of Credit, the Issuing Lender shall have no obligation to the Lenders other than to confirm that any documents required to be delivered under a Letter of Credit appear to have been delivered and that they appear on their face to comply with the requirements of such Letter of Credit.

     2.8 Voluntary Reduction of Revolving Commitment.

     Day Runner shall have the right, at any time and from time to time, without premium or penalty, upon at least five (5) Banking Days' prior written notice by a Responsible Official of Day Runner to the Administrative Agent, voluntarily to reduce, permanently and irrevocably, in aggregate principal amounts in an integral multiple of $1,000,000 but not less than $5,000,000, a portion of the then undisbursed portion of the Revolving Commitment, or to terminate the Revolving Commitment, provided that the Revolving Commitment shall not be terminated while any Revolving Loans or Swing Line Loans remain outstanding. The Administrative Agent shall promptly notify the Lenders of any reduction or termination of the Revolving Commitment under this Section.

     2.9 Swing Line Loans.

          (a) The Swing Line Lender shall from time to time from the Effective Date through the day prior to the Revolving Loan Maturity Date make Swing Line Loans to Day Runner (i) in such amounts as Day Runner may request or
     (ii) in connection with the Administrative Agent's "Credit Sweep" program (or other program having comparable features and procedures) pursuant to which, at the close of business on each Banking Day, if there then would be a debit balance in the Concentration Account, the Swing Line Lender will credit the Concentration Account in an amount such that, after giving effect to such credit, the Concentration Account reflects a positive credit balance of $1.00 (and each such credit shall constitute a Swing Line Loan for all purposes of this Agreement), provided that (A) after giving effect to such Swing Line Loan, the Swing Line Outstandings do not exceed $10,000,000, and (B) without the consent of all of the Lenders, no Swing Line Loan may be made during the continuation of a Default or an Event of Default of which the Swing Line Lender has knowledge. Day Runner hereby requests and authorizes the Swing Line Lender to make from time to time Swing Line Loans in the manner set forth in clause (ii) above. Day Runner may borrow, repay and reborrow Swing Line Loans under this Section 2.9. Unless notified to the contrary by the Swing Line Lender, borrowings under the Swing Line (other than pursuant to clause (ii) above) may be made in amounts which are integral multiples of $100,000 upon telephonic request by a Responsible Official of Day Runner made to the Administrative Agent not later than 1:00 P.M., California time, on the Banking Day of the requested borrowing (which telephonic request shall be promptly confirmed in writing by telecopier by transmission of a Notice of Swing Line Loan in the form attached hereto as Exhibit I). Promptly after receipt of such a request for borrowing, the Administrative Agent shall provide telephonic verification to the Swing Line Lender that, after giving effect to such request, availability for Loans will exist under Section 2.1(a) (and such verification shall be promptly confirmed in writing by telecopier). If Day Runner instructs the Swing Line Lender to debit its demand deposit account at the Swing Line Lender in the amount of any payment with respect to a Swing Line Loan, or the Swing Line Lender otherwise receives repayment, after 1:00 P.M., California time, on a Banking Day, such payment shall be deemed received on the next Banking Day. The Swing Line Lender shall promptly notify the Administrative Agent of the Swing Loan Outstandings each time there is a change therein.

          (b) Swing Line Loans shall bear interest at a fluctuating rate per annum equal to the Alternate Base Rate plus the Applicable Base Rate Margin in effect from time to time. Interest shall be payable on each Monthly Payment Date or otherwise as may be specified by the Swing Line Lender and in any event on the Revolving Loan Maturity Date. The Swing Line Lender shall be responsible for invoicing Day Runner for such interest. The interest payable on Swing Line Loans is solely for the account of the Swing Line Lender (subject to clauses (d) and (e) below).

          (c) Each Swing Line Loan shall be repayable on the earlier of (i) demand therefor made by the Swing Line Lender and (ii) the Revolving Loan Maturity Date.

          (d) Upon the making of a Swing Line Loan, each Lender shall be deemed to have purchased from the Swing Line Lender a participation therein in an amount equal to that Lender's Pro Rata Share of the Revolving Commitment times the amount of the Swing Line Loan. Within one (1) Banking Day after demand made by the Swing Line Lender, each Lender shall, according to its Pro Rata Share of the Revolving Commitment, promptly provide to the Swing Line Lender its purchase price therefor in an amount equal to its participation therein. The obligation of each Lender to so provide its purchase price to the Swing Line Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default or Event of Default; provided that no Lender shall be obligated to purchase its Pro Rata Share of (i) Swing Line Loans to the extent that Swing Line Outstandings are in excess of $10,000,000 and (ii) any Swing Line Loan made (without the consent of all of the Lenders) during the continuation of a Default or an Event of Default of which the Swing Line Lender had knowledge at the time such Swing Line Loan was made. Each Lender that has provided to the Swing Line Lender the purchase price due for its participation in Swing Line Loans shall thereupon acquire a pro rata participation, to the extent of such payment, in the claim of the Swing Line Lender against Day Runner for principal and interest and shall share, in accordance with that pro rata participation, in any principal payment made by Day Runner with respect to such claim and in any interest payment made by Day Runner (but only with respect to periods subsequent to the date such Lender paid the Swing Line Lender its purchase price) with respect to such claim.

          (e) Upon any demand for payment of the Swing Line Outstandings by the Swing Line Lender (unless Day Runner has made other arrangements reasonably acceptable to the Swing Line Lender to repay in full the Swing Line Outstandings), Day Runner shall request a Revolving Loan pursuant to
     Section 2.1 sufficient to repay all Swing Line Outstandings (and, for this purpose, Section 2.1(d) shall not apply). In the event that Day Runner fails to request a Revolving Loan within the time specified by Section 2.1 on any such date, the Administrative Agent may, but is not required to, without notice to or the consent of any Borrower, cause Revolving Loans to be made by the Lenders under the Revolving Commitment, pro rata in accordance with their respective Pro Rata Share of the Revolving Commitment, in an aggregate amount sufficient to repay in full the Swing Line Outstandings. The conditions precedent set forth in Article 8 shall not apply to Revolving Loans to be made by the Lenders pursuant to this
     Section 2.9(e). The proceeds of such Revolving Loans shall be paid directly to the Swing Line Lender for application to the Swing Line Outstandings.

     2.10 Guaranty.

     The Obligations shall be guaranteed pursuant to the Subsidiary Guaranties and the Borrower Guaranties.

     2.11 Extension of Revolving Loan Maturity Date.

     In the event that the Revolving Commitment has not been terminated on or before October 9, 2000 (such date, the "Extension Determination Date"), the Revolving Loan Maturity Date shall be extended, automatically and without any further action by the Borrowers or the Lenders, to September 30, 2001, if and only if:

          (a) the Funded Senior Debt Ratio as of the last day of the Fiscal Quarter ended June 30, 2000, as reflected in the financial statements delivered by Day Runner on or before the Extension Determination Date, and certified by the chief financial officer of Day Runner, is not greater than
     5.50 to 1.00;

          (b) the Fixed Charge Coverage Ratio as of the last day of the Fiscal Quarter ended June 30, 2000, as reflected in the financial statements delivered by Day Runner on or before the Extension Determination Date, and certified by the chief financial officer of Day Runner, is not less than
     1.10 to 1.00;

          (c) EBITDA for the period of four consecutive Fiscal Quarters ending on June 30, 2000, as reflected in the financial statements delivered by Day Runner on or before the Extension Determination Date, and certified by the chief financial officer of Day Runner, is not less than $18,000,000;

          (d) no Default or Event of Default shall have occurred and be continuing on the Extension Determination Date; and

          (e) each of the representations and warranties of the Borrowers and Subsidiary Guarantors set forth in the Loan Documents shall be true and complete on and as of the Extension Determination Date with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                                    Article 3
                                PAYMENTS AND FEES

     3.1 Interest.

          (a) (i) Interest will accrue on each Alternate Base Rate Loan (and each other Obligation (other than Eurodollar Rate Loans and Foreign Currency Loans) not paid when due) at the Alternate Base Rate in effect from time to time plus Applicable Base Rate Margin;

          (ii) Interest will accrue on each Eurodollar Rate Loan during each Interest Period applicable thereto at the Adjusted Eurodollar Rate applicable during such Interest Period plus the Applicable Eurodollar Rate Margin in effect from time to time; and

          (iii) Interest will accrue on each Foreign Currency Loan during each Foreign Currency Period applicable thereto at the Foreign Currency Rate applicable for such Foreign Currency Loan plus the Applicable Eurodollar Rate Margin in effect from time to time.

          (b) Interest shall be payable on the outstanding principal amount of each Loan or other Obligation from the date such Loan is made or such other Obligation is due and payable, as the case may be, until payment in full is made, and shall accrue and be payable at the rates set forth or provided for herein before and after Default, before and after maturity, before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

          (c) Interest accrued on each Alternate Base Rate Loan shall be due and payable on (i) each Monthly Payment Date and (ii) the Revolving Loan Maturity Date or the Term Loan Maturity Date, as applicable. Each change in the interest rate under this Section 3.1 due to a change in the Alternate Base Rate shall take effect simultaneously with the corresponding change in the Alternate Base Rate. Each change in the interest rate under this
     Section 3.1 due to a change in the Applicable Base Rate Margin shall take effect simultaneously with the corresponding change in the Applicable Base Rate Margin.

          (d) Interest accrued on each Eurodollar Rate Loan which is for a term of three months or less shall be due and payable on the last day of the related Interest Period. Interest on each other Eurodollar Rate Loan shall be due and payable on the date which is three months after the date such Eurodollar Rate Loan was made (and, in the event that the applicable Interest Period is longer than six months, every three months thereafter through the last day of the Interest Period). Each change in the interest rate under this Section 3.1 due to a change in the Eurodollar Reserve Percentage shall take effect simultaneously with the corresponding change in the Eurodollar Reserve Percentage. Each change in the interest rate under this Section 3.1 due to a change in the Applicable Eurodollar Rate Margin shall take effect simultaneously with the corresponding change in the Applicable Eurodollar Rate Margin.

          (e) Interest accrued on each Foreign Currency Loan which is for a term of three months or less shall be due and payable on the last day of the related Foreign Currency Period. Interest on each other Foreign Currency Loan shall be due and payable on the date which is three months after the date such Foreign Currency Loan was made. Each change in the interest rate under this Section 3.1 due to a change in the Applicable Eurodollar Rate Margin shall take effect simultaneously with the corresponding change in the Applicable Eurodollar Rate Margin.

          (f) Default Interest. Notwithstanding the rates of interest specified in Section 3.1(a), effective immediately upon the occurrence of an Event of Default, and for as long thereafter as such Event of Default shall be continuing, the principal balance or all Loans, and the amount of all other Obligations, shall bear interest at a rate which is two percent (2%) per annum in excess of the rate of interest otherwise applicable hereunder to such Loans or other Obligations from time to time, to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including, without limitation, interest on past due interest) shall be compounded monthly, on the last day of each calendar month, to the fullest extent permitted by applicable Laws, and shall be payable upon demand.

     3.2 Principal.

          (a) If not sooner paid, the principal amount of the Revolving Loans shall be payable as follows:

               (i) the amount, if any, by which the sum of (A) the Revolving Loans plus(B) the Aggregate Exposure Amount of all outstanding Letters of Credit plus (C) the Swing Line Outstandings at any time exceeds the then applicable Revolving Commitment shall be payable immediately (with the aggregate principal amount of the Revolving Loans and Aggregate Exposure Amount of outstanding Letters of Credit, to the extent consisting of Foreign Currency Loans and Foreign Currency Letters of Credit, respectively, being based on the Foreign Currency Equivalents thereof as of the last Banking Day in each calendar month);

               (ii) in the event and on each occasion that any Borrower or any Subsidiary of a Borrower issues any equity security or incurs any Indebtedness after the date hereof (other than Indebtedness permitted pursuant to Section 6.10(a)(as to refinancings), (b), (c), (d), (e),
     (h) or (i)), including without limitation any Subordinated Obligations, the Borrowers shall substantially concurrently with (in any event not later than the third Banking Day next following) the issuance of such securities or the incurrence of such Indebtedness, prepay the Loans in an aggregate amount equal to 100% of the Net Cash Issuance Proceeds therefrom to prepay the outstanding Loans in accordance with Section 3.2(c);

               (iii) at the end of each Banking Day, all funds on deposit in the Concentration Account (after giving effect to the transfer to the Term Loan Interest Reserve Account required pursuant to Section 5.14(c)) shall be applied first to reduce the Swing Line Outstandings, and then, after the principal balance of the Swing Line Outstandings is reduced to zero, to prepay Revolving Loans, and then, after the principal balance of the Revolving Loans Outstandings is reduced to zero, to prepay Term Loans;

                (iv) not later than the third Banking Day following the completion of any Disposition (other than any Disposition permitted under Section 6.2 (other than under Section 6.2(c)), the Borrowers shall make a prepayment of the Loans in an amount equal to 100% of the Net Cash Sale Proceeds of such Disposition in accordance with Section 3.2(c); and

                 (v) the principal of the Loans then outstanding shall in any event be payable on the Revolving Loan Maturity Date or the Term Loan Maturity Date, as applicable, and the Revolving Commitment shall terminate on the Revolving Loan Maturity Date.

          (b) The principal of the Loans, or any of them, may, at any time and from time to time, voluntarily be paid or prepaid, in whole or in part, without premium or penalty, except that any payment or prepayment of all or any part of any Eurodollar Rate Loan or Foreign Currency Loan on a day other than the last day of the applicable Interest Period shall be subject to Sections 3.7 and 3.8. Each prepayment of principal on any Eurodollar Rate Loan or any Foreign Currency Loan shall be accompanied by payment of interest accrued to the date of payment on the amount of principal paid. With respect to each prepayment of Loans pursuant to this Section 3.2(b), such prepayments shall be applied first to prepay outstanding Revolving Loans, and then, after the principal balance of the Revolving Loans is reduced to zero, to prepay outstanding Term Loans, and in each such case in accordance with Section 3.2(d).

          (c) Prepayments of Loans made pursuant to Section 3.2(a)(ii) shall be applied first to prepay the outstanding principal amount of the Term Loans and then, after the principal balance of the Term Loans is reduced to zero, to reduce the Revolving Commitment (and, to the extent applicable, to prepay the Revolving Loans pursuant to Section 3.2(a)(i)), in each case in accordance with Section 3.2(d). The Revolving Commitment shall be reduced in an amount equal to the prepayment required pursuant to Section 3.2(a)(iv) (or, if the Revolving Commitment then is less than the amount of the required prepayment, to zero), and such prepayment shall be applied first to make any prepayment of Revolving Loans required under Section 3.2(a)(i) as a result of such reduction and then to the principal balance of the Term Loans.

          (d)  Subject to  Section  3.2(b),  amounts  applied  pursuant  to this
     Section 3.2 to prepay  Loans shall be applied  first to reduce  outstanding
     Alternate Base Rate Loans. Any amounts remaining after each such application shall be applied to first to reduce Eurodollar Rate Loans and then to reduce Foreign Currency Loans, in each case subject to Sections 3.7 and 3.8.

     3.3 Commitment Fee.

     From the Effective Date through the Revolving Loan Maturity Date, the Borrowers shall pay to the Administrative Agent, for the ratable accounts of the Lenders pro rata according to their Pro Rata Share of the Revolving Commitment, a commitment fee equal to the sum of (a) the daily Applicable Commitment Fee Rate per annum times the average daily amount by which the Revolving Commitment exceeds the sum of (i) the average daily principal amount of outstanding Revolving Loans (but excluding the principal amount of any Swing Line Loans) plus (ii) the average daily Aggregate Exposure Amount of all outstanding Letters of Credit. The average daily principal amount of outstanding Revolving Loans, in the case of Foreign Currency Loans, and the average daily Aggregate Exposure Amount of outstanding Letters of Credit, in the case of Foreign Currency Letters of Credit, shall be determined for this purpose for each calendar month of each Fiscal Quarter based on the Foreign Currency Equivalents thereof as of the last Banking Day in each such calendar month. The commitment fee shall be payable quarterly in arrears on each Quarterly Payment Date and on the Revolving Loan Maturity Date.

     3.4 Amendment Fee and Administrative Agent's Fee.

     In consideration of the agreements of the Lenders contained in this Agreement, Day Runner agrees to pay to the Administrative Agent, for the account of each Lender executing this Agreement, on the Effective Date, an amendment fee (the "Amendment Fee") in an amount equal to 0.50% of the sum of (x) such Lender's Term Loan and (y) such Lender's Pro Rata Share of the Revolving Commitment as in effect on the Effective Date, after giving effect to this Agreement. In addition, Day Runner agrees to pay to the Administrative Agent on the Effective Date the Administrative Agent's Fee and other advisory fees described in the fee letter dated as of October 12, 1999 from the Administrative Agent to, and acknowledged and accepted by, Day Runner (such fees, together with the Amendment Fees and the Administrative Agent's Fee, the "Fees"). The Fees shall be payable in immediately available funds and, once paid, shall not be refundable.

     3.5 Letter of Credit Fees.

     With respect to each Letter of Credit, each Borrower shall pay the following fees:

          (a) to the Administrative Agent for the ratable account of the Lenders in accordance with their Pro Rata Share of the Revolving Commitment, a standby letter of credit fee in an amount equal to the Applicable Standby Letter of Credit Fee Rate as of the date of the issuance of such Letter of Credit times the face amount of such Standby Letter of Credit through the termination or expiration of such Standby Letter of Credit, payable quarterly in advance, which the Administrative Agent shall promptly pay to the Lenders; and

          (b) concurrently with each issuance, negotiation, drawing or amendment of each Letter of Credit, to the Issuing Lender for the sole account of the Issuing Lender, issuance, negotiation, drawing and amendment fees in the amounts set forth from time to time as the Issuing Lender's published scheduled fees for such services.

     All fees with respect to a Foreign Currency Letter of Credit shall be payable in Dollars based on the Foreign Currency Equivalent as of the Banking Day immediately preceding the date of the Request for Letter of Credit. Each of the fees payable with respect to Letters of Credit under this Section is earned when due and is nonrefundable.

     3.6 Increased Commitment Costs.

     If any Lender shall determine in good faith that the introduction after the Closing Date of any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein or any change in the interpretation or administration thereof by any central bank or other Governmental Agency charged with the interpretation or administration thereof, or compliance by such Lender (or its Eurodollar Lending Office) or any corporation controlling such Lender, with any request, guideline or directive regarding capital adequacy (whether or not having the force of Law) of any such central bank or other authority not imposed as a result of such Lender's or such corporation's failure to comply with any other Laws, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital) determines in good faith that the amount of such capital is increased, or the rate of return on capital is reduced, in an amount deemed material by such Lender in its sole discretion, as a consequence of its obligations under this Agreement, then, within five (5) Banking Days after demand of such Lender, the Borrowers shall pay to such Lender, from time to time as specified in good faith by such Lender, additional amounts sufficient to compensate such Lender in light of such circumstances, to the extent reasonably allocable to such obligations under this Agreement; provided that, before making any such demand, each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such designation would avoid the need for, or materially reduce the amount of, such increased cost and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender, provided that such Borrower shall not be obligated to pay any such amount which arose prior to the date which is one hundred and eighty (180) days preceding the date of such demand or is attributable to periods prior to the date which is one hundred and eighty (180) days preceding the date of such demand. Each Lender's determination of such amounts shall be conclusive in the absence of manifest error.

     3.7 Eurodollar Costs and Related Matters.

          (a) In the event that any  Governmental  Agency  imposes on any Lender any reserve or comparable requirement (including any emergency, supplemental or other reserve) with respect to the Eurodollar Obligations hereunder of that Lender, the Borrowers shall pay that Lender within five
     (5) Banking Days after demand all amounts necessary to compensate such Lender (determined as though such Lender's Eurodollar Lending Office had funded 100% of its Eurodollar Rate Loan in the Designated Eurodollar Market) in respect of the imposition of such reserve requirements. The Lender's determination of such amount shall be conclusive in the absence of manifest error.

          (b) If, after the date hereof, the existence or occurrence of any Special Eurodollar Circumstance:

               (1) shall subject any Lender or its Eurodollar Lending Office to any tax, duty or other charge or cost with respect to any Eurodollar Rate Loan, any of its Notes evidencing Eurodollar Rate Loans or its obligation to make Eurodollar Rate Loans, or shall change the basis of taxation of payments to any Lender attributable to the principal of or interest on any Eurodollar Rate Loan or any other amounts due under this Agreement in respect of any Eurodollar Rate Loan, any of its Notes evidencing Eurodollar Rate Loans or its obligation to make Eurodollar Rate Loans, excluding (i) taxes imposed on or measured in whole or in part by its overall net income or net worth by any jurisdiction (or political subdivision thereof) in which it is organized or maintains its principal office or Eurodollar Lending Office and (ii) any withholding taxes imposed by the United States of America for any period with respect to which it has failed to provide the Borrowers with the appropriate form or forms required by Section 11.21, to the extent such forms are then required by applicable Laws;

              (2) shall impose,  modify  or  deem   applicable  any  reserve not
          applicable or deemed applicable on the date hereof (including any reserve imposed by the Board of Governors of the Federal Reserve System, special deposit,capital or similar requirements against assets of, deposits with or for the account of, or credit extended by, any Lender or its Eurodollar Lending Office); or

             (3) shall impose on any Lender or its Eurodollar Lending Office or the Designated Eurodollar Market any other condition affecting any Eurodollar Rate Loan, any of its Notes evidencing Eurodollar Rate Loans, its obligation to make Eurodollar Rate Loans or this Agreement, or shall otherwise affect any of the same;

     and the result of any of the foregoing, as determined in good faith by such Lender, increases the cost in a material amount to such Lender or its Eurodollar Lending Office of making or maintaining any Eurodollar Rate Loan or in respect of any Eurodollar Rate Loan, any of its Notes evidencing Eurodollar Rate Loans or its obligation to make Eurodollar Rate Loans or reduces the amount of any sum received or receivable by such Lender or its Eurodollar Lending Office with respect to any Eurodollar Rate Loan, any of its Notes evidencing Eurodollar Rate Loans or its obligation to make Eurodollar Rate Loans (assuming such Lender's Eurodollar Lending Office had funded 100% of its Eurodollar Rate Loan in the Designated Eurodollar Market), then, within five (5) Banking Days after demand by such Lender (with a copy to the Administrative Agent), the applicable Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction (determined as though such Lender's Eurodollar Lending Office had funded 100% of its Eurodollar Rate Loans in the Designated Eurodollar Market); provided that the applicable Borrower shall not be obligated to pay any such amount which arose prior to the date which is one hundred and eighty (180) days preceding the date of such demand or is attributable to periods prior to the date which is one hundred and eighty (180) days preceding the date of such demand. A statement of any Lender claiming compensation under this subsection shall be conclusive in the absence of manifest error.

          (c) If, after the date hereof, the existence or occurrence of any Special Eurodollar Circumstance shall, in the good faith opinion of any Lender, make it unlawful or impossible for such Lender or its Eurodollar Lending Office to make, maintain or fund its portion of any Eurodollar Rate Loan, or materially restrict the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the Designated Eurodollar Market, or to determine or charge interest rates based upon the Eurodollar Rate, and such Lender shall so notify the Administrative Agent, then such Lender's obligation to make Eurodollar Rate Loans shall be suspended for the duration of such illegality or impossibility and the Administrative Agent forthwith shall give notice thereof to the other Lenders and the Borrowers. Upon receipt of such notice, the outstanding principal amount of such Lender's Eurodollar Rate Loans, together with accrued interest thereon, automatically shall be converted to Alternate Base Rate Loans on either (1) the last day of the Eurodollar Period(s) applicable to such Loans if such Lender may lawfully continue to maintain and fund such Loans to such day(s) or (2) immediately if such Lender may not lawfully continue to fund and maintain such Loans to such day(s), provided that in such event the conversion shall not be subject to payment of a prepayment fee under
     Section 3.7(e). Each Lender agrees to endeavor promptly to notify the applicable Borrower of any event of which it has actual knowledge, occurring after the Closing Date, which will cause that Lender to notify the Administrative Agent under this Section, and agrees to designate a different Eurodollar Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be disadvantageous to such Lender. In the event that any Lender is unable, for the reasons set forth above, to make, maintain or fund its portion of any Eurodollar Rate Loan, such Lender shall fund such amount as an Alternate Base Rate Loan for the same period of time, and such amount shall be treated in all respects as an Alternate Base Rate Loan. Any Lender whose obligation to make Eurodollar Rate Loans has been suspended under this Section shall promptly notify the Administrative Agent and the Borrowers of the cessation of the Special Eurodollar Circumstance which gave rise to such suspension.

          (d) If, with respect to any proposed Eurodollar Rate Loan:

              (1) the Administrative Agent reasonably determines that, by reason of circumstances affecting the Designated Eurodollar Market generally that are beyond the reasonable control of the Lenders, deposits in Dollars (in the applicable amounts) are not being offered to any Lender in the Designated Eurodollar Market for the applicable Interest Period; or

               (2) the Requisite Lenders advise the Administrative Agent that the Eurodollar Rate as determined by the Administrative Agent
          (i) does not represent the effective pricing to such Lenders for deposits in Dollars in the Designated Eurodollar Market in the relevant amount for the applicable Interest Period, or (ii) will not adequately and fairly reflect the cost to such Lenders of making the applicable Eurodollar Rate Loans; then the Administrative Agent forthwith shall give notice thereof to the Borrowers and the Lenders, whereupon until the Administrative Agent notifies the Borrowers that the circumstances giving rise to such suspension no longer exist, the obligation of the Lenders to make any future Eurodollar Rate Loans shall be suspended.

                    (e) Upon payment of any Eurodollar Rate Loan (including as the result of a conversion required under Section 3.7(c)) on a day other than the last day in the applicable Interest Period (whether voluntarily, involuntarily, by reason of acceleration, or otherwise), or upon the failure of a Borrower to borrow on the date or in the amount specified for a Eurodollar Rate Loan in any Notice of Borrowing, such Borrower shall pay to the appropriate Lender within five (5) Banking Days after demand a fee (determined as though 100% of the Eurodollar Rate Loan, as the case may be, had been funded in the Designated Eurodollar Market) equal to the sum of:

                         (1) the present value of the excess, if any, of (i) the additional interest that would have accrued on the amount prepaid or not borrowed at the applicable Eurodollar Rate if that amount had remained or been outstanding through the last day of the applicable Interest Period over (ii) the interest that the Lender could recover by placing such amount on deposit in the Designated Eurodollar Market for a period beginning on the date of the prepayment or failure to borrow and ending on the last day of the applicable Interest Period (or, if no deposit rate quotation is available for such period, for the most comparable period for which a deposit rate quotation may be obtained), discounted at the Federal Funds Rate; plus

                         (2) all out-of-pocket expenses incurred by the Lender reasonably attributable to such payment, prepayment or failure to borrow.

          Each Lender's determination of the amount of any prepayment fee payable under this Section shall be conclusive in the absence of manifest error.

          (f) Each Lender agrees to endeavor promptly to notify the Borrowers of any event of which it has actual knowledge, occurring after the Closing Date, which will entitle such Lender to compensation pursuant to clause (a) or clause (b) of this Section, and agrees to designate a different Eurodollar Lending Office if such designation will avoid the need for or reduce the amount of such compensation and will not, in the good faith judgment of such Lender, otherwise be disadvantageous to such Lender. Any request for compensation by a Lender under this Section shall set forth the basis upon which it has been determined that such an amount is due from the applicable Borrower, a calculation of the amount due, and a certification that the corresponding costs have been incurred by the Lender.

     3.8 Foreign Currency Costs and Related Matters.

          (a) In the event that any Governmental Agency imposes on any Lender any reserve or comparable requirement with respect to the Foreign Currency Loans hereunder of that Lender, the Borrowers shall pay that Lender within five (5) Banking Days after demand all amounts necessary to compensate such Lender in respect of the imposition of such requirements. The Lender's determination of such amount shall be conclusive in the absence of manifest error.

          (b) If, after the date hereof, the adoption of any Law or any change in the interpretation of administration of any Law (including, without limitation, the imposition of any currency exchange control or restriction):

              (1) shall subject any Lender or its Applicable Lending Office to any tax, duty or other charge or cost with respect to any Foreign Currency Loan,any of its Notes evidencing Foreign Currency Loans or its obligation to make Foreign Currency Loans, or shall change the basis of taxation of payments to any Lender attributable to the principal of or interest on any Foreign Currency Loan or any other amounts due under this Agreement in respect of any Foreign Currency Loan, any of its Notes evidencing Foreign Currency Loans or its obligation to make Foreign Currency Loans;

               (2) shall impose on any Lender or its Applicable Lending Office or the Designated Foreign Currency Market any other condition affecting any Foreign Currency Loan, any of its Notes evidencing Foreign Currency Loans, or its obligation to make Foreign Currency Loans or this Agreement, or shall otherwise affect any of the same;

and the result of any of the foregoing, as determined in good faith by such Lender, increases the cost to such Lender or its Applicable Lending Office, in an amount deemed by it to be material, of making or maintaining any Foreign Currency Loan or in respect of any Foreign Currency Loan, any of its Notes evidencing Foreign Currency Loans or its obligation to make Foreign Currency Loans or reduces the amount of any sum received or receivable by such Lender or its Applicable Lending Office with respect to any Foreign Currency Loan, any of its Notes evidencing Foreign Currency Loans or its obligation to make Foreign Currency Loans, then, within five (5) Banking Days after demand by such Lender (with a copy to the Administrative Agent), the applicable Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction; provided that the applicable Borrower shall not be obligated to pay any such amount which arose prior to the date which is one hundred and eighty (180) days preceding the date of such demand or is attributable to periods prior to the date which is one hundred and eighty (180) days preceding the date of such demand. A statement of any Lender claiming compensation under this subsection shall be conclusive in the absence of manifest error.

          (c) If, after the date hereof, the adoption of any Law or any change in the interpretation of administration of any Law (including, without limitation, the imposition of any currency exchange control or restriction) shall, in the good faith opinion of any Lender, make it unlawful or impracticable for such Lender or its Applicable Lending Office to make, maintain or fund its portion of any Foreign Currency Loan, or materially restrict the authority of such Lender to purchase or sell, or to take deposits of, the relevant Foreign Currency in the Designated Foreign
     Currency Market, or to determine or charge interest rates based upon the Foreign Currency Rate, and such Lender shall so notify the Administrative Agent, then such Lender's obligation to make Foreign Currency Rate Loans shall be suspended for the duration of such illegality or impracticability and the Administrative Agent forthwith shall give notice thereof to the other Lenders and the Borrowers. Upon receipt of such notice, the outstanding principal amount of such Lender's Foreign Currency Loans shall be repaid, together with accrued interest thereon, on either (1) the last day of the Foreign Currency Period(s) applicable to such Loans if such Lender may lawfully continue to maintain and fund such Loans to such day(s) or (2) immediately if such Lender may not lawfully continue to fund and maintain such Loans to such day(s), provided that in such event the conversion shall not be subject to payment of a prepayment fee under
     Section 3.7(f). Each Lender agrees to endeavor promptly to notify the applicable Borrower of any event of which it has actual knowledge, occurring after the Closing Date, which will cause that Lender to notify the Administrative Agent under this Section, and agrees to designate a different Applicable Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be disadvantageous to such Lender. In the event that any Lender is unable, for the reasons set forth above, to make, maintain or fund its portion of any Foreign Currency Rate Loan, such Lender shall fund such amount as an Alternate Base Rate Loan for the same period of time, and such amount shall be treated in all respects as an Alternate Base Rate Loan. Any Lender whose obligation to make Foreign Currency Rate Loans has been suspended under this Section shall promptly notify the Administrative Agent and the Borrowers of the cessation of the Special Foreign Currency Circumstance which gave rise to such suspension.

          (d) If, with respect to any proposed Foreign Currency Loan:

               (1) the Administrative Agent reasonably determines that, by reason of circumstances affecting the Designated Foreign Currency Market generally that are beyond the reasonable control of the Lenders, deposits in the applicable Foreign Currency (in the applicable amount and for the applicable periods) are not being offered to any Lender in the Designated Foreign Currency Market for the applicable Interest Period; or

             (2) the Requisite Lenders advise the Administrative Agent that the Foreign Currency Rate as determined by the Administrative Agent
     (i)does not represent the effective pricing to such Lenders for deposits in the applicable Foreign Currency in the Designated Foreign Currency Market in the relevant amount for the applicable Interest Period, or (ii) will not adequately and fairly reflect the cost to such Lenders of making the applicable Foreign Currency Loans; then the Administrative Agent forthwith shall give notice thereof to the Borrowers and the Lenders, whereupon until the Administrative Agent notifies the Borrowers that the circumstances giving rise to such suspension no longer exist, the obligation of the Lenders to make any future Foreign Currency Loans shall be suspended.

          (e) Upon payment of any Foreign Currency Loan (including as the result of a conversion required under Section 3.8(c)) on a day other than the last day in the applicable Interest Period (whether voluntarily, involuntarily, by reason of acceleration, or otherwise), or upon the failure of a Borrower to borrow on the date or in the amount specified for a Foreign Currency Rate Loan in any Notice of Borrowing, such Borrower shall pay to the appropriate Lender within five (5) Banking Days after demand a fee equal to the sum of:

               (1) the present value of the excess, if any, of (i)the additional interest that would have accrued on the amount prepaid or not borrowed at the applicable Foreign Currency Rate if that amount had remained or been outstanding through the last day of the applicable Interest Period over
     (ii) the interest that the Lender could recover by placing such amount on deposit in the Designated Foreign Currency Market for a period beginning on the date of the prepayment or failure to borrow and ending on the last day of the applicable Interest Period (or, if no deposit rate quotation is available for such period, for the most comparable period for which a deposit rate quotation may be obtained), discounted at the Federal Funds Rate; plus

               (2)  all   out-of-pocket   expenses   incurred  by  the  Lender
     reasonably attributable to such payment, prepayment or failure to borrow.

               Each Lender's determination of the amount of any prepayment fee payable under this Section shall be conclusive in the absence of manifest error.

               (f) Each Lender agrees to endeavor promptly to notify the Borrowers of any event of which it has actual knowledge, occurring after the Closing Date, which will entitle such Lender to compensation pursuant to clause (a) or clause (b) of this Section, and agrees to designate a different Applicable Lending Office if such designation will avoid the need for or reduce the amount of such compensation and will not, in the good faith judgment of such Lender, otherwise be disadvantageous to such Lender. Any request for compensation by a Lender under this Section shall set forth the basis upon which it has been determined that such an amount is due from the applicable Borrower, a calculation of the amount due, and a certification that the corresponding costs have been incurred by the Lender.

     3.9 Intentionally Omitted.

     3.10 Computation of Interest and Fees.

               (a) Interest based on the Alternate Base Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed, unless the Alternate Base Rate is determined by reference to the Federal Funds Rate, in which case the Alternate Base Rate shall be computed on the basis of a year of 360 days. All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made; interest shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid. Any Loan that is repaid on the same day on which it is made shall bear interest for one day. Notwithstanding anything in this Agreement to the contrary, interest in excess of the maximum amount permitted by applicable laws shall not accrue or be payable hereunder or under the Notes, and any amount paid as interest hereunder or under the Notes which would otherwise be in excess of such maximum permitted amount shall instead be treated as a payment of principal.

               (b) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder and each Commitment Fee Rate and Applicable Standby Letter of Credit Fee applicable hereunder. The Administrative Agent shall give prompt notice to Day Runner and the relevant Lenders of each interest rate, Commitment Fee Rate and Applicable Standby Letter of Credit Fee so determined, and its determination thereof shall be conclusive in the absence of manifest error.

     3.11 Non-Banking Days.

     If any payment to be made by a Borrower or any other Party under any Loan Document shall come due on a day other than a Banking Day, payment shall instead be considered due on the next succeeding Banking Day and the extension of time shall be reflected in computing interest and fees.

     3.12 Manner and Treatment of Payments.

               (a) Each payment hereunder (except payments pursuant to Sections 3.6, 3.7, 3.8, 11.3, 11.11 and 11.22) or on the Notes or under any other Loan Document shall be made to the Administrative Agent at the Administrative Agent's Office for the account of each of the Lenders or the Administrative Agent, as the case may be, in immediately available funds not later than 11:00 A.M. California time, on the day of payment (which must be a Banking Day). All payments received after such time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. The amount of all payments received by the Administrative Agent for the account of each Lender shall be immediately paid by the Administrative Agent to the applicable Lender in immediately available funds and, if such payment was received by the Administrative Agent by 11:00 A.M., California time, on a Banking Day and not so made available to the account of a Lender on that Banking Day, the Administrative Agent shall reimburse that Lender for the cost to such Lender of funding the amount of such payment at the Federal Funds Rate. All payments shall be made in lawful money of the United States of America, except that payments of principal and interest on Foreign Currency Loans, and reimbursement payments in respect of Foreign Currency Letters of Credit, shall be made in the Foreign Currency of that Foreign Currency Loan or Foreign Currency Letter of Credit.

               (b) Day Runner hereby authorizes the Administrative Agent to debit (i) the Concentration Account as of the date any payment of (A) principal or interest with respect to the Revolving Loans, (B) commitment fee or (C) other amount payable by Day Runner under this Agreement is due in an amount equal to such payment and/or (ii) the Term Loan Interest Reserve Account as of the date of any payment of principal or interest or other amount payable with respect to the Term Loans is due in an amount equal to such payment. Day Runner hereby agrees to take such steps as are necessary to assure that the Concentration Account and/or the Term Loan Interest Reserve Account, as the case may be, will, on each such date, have a credit balance in immediately available funds at least equal to the amount of such payment.

               (c) Each payment or prepayment on account of any Loan shall be applied pro rata according to the outstanding Loans made by each Lender comprising such Loan.

                  (d) Each Lender shall use its best efforts to keep a record (in writing or by an electronic data entry system) of Loans made by it and payments received by it with respect to each of its Notes and such record shall, as against the Borrowers, be presumptive evidence of the amounts owing. Notwithstanding the foregoing sentence, the failure by any Lender to keep such a record shall not affect Borrower's obligation to pay the Obligations.

               (e) Each payment of any amount payable by any Borrower or any other Party under this Agreement or any other Loan Document shall be made free and clear of, and without reduction by reason of, any taxes, assessments or other charges imposed by any Governmental Agency, central bank or comparable authority, excluding (i) taxes imposed on or measured in whole or in part by its overall net income, net worth or the like by any jurisdiction (or political subdivision thereof) in which it is organized or maintains its principal office or Eurodollar Lending Office and (ii) any withholding taxes imposed by the United States of America for any period with respect to which it has failed to provide the Borrowers with the appropriate form or forms required by Section 11.21, to the extent such forms are then required by applicable Laws (all such non-excluded taxes, assessments or other charges being hereinafter referred to as "Taxes"). To the extent that a Borrower is obligated by applicable Laws to make any deduction or withholding on account of Taxes from any amount payable to any Lender under this Agreement, such Borrower shall (i) make such deduction or withholding and pay the same to the relevant Governmental Agency and
          (ii) pay such additional amount to that Lender as is necessary to result in that Lender's receiving a net after-Tax amount equal to the amount to which that Lender would have been entitled under this Agreement absent such deduction or withholding. If and when receipt of such payment results in an excess payment or credit to that Lender on account of such Taxes, that Lender shall promptly refund such excess to the applicable Borrower.

     3.13 Funding Sources.

     Nothing in this Agreement shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

     3.14 Failure to Charge Not Subsequent Waiver.

     Any decision by the Administrative Agent or any Lender not to require payment of any interest (including interest arising under Section 3.9), fee, cost or other amount payable under any Loan Document, or to calculate any amount payable by a particular method, on any occasion shall in no way limit or be deemed a waiver of the Administrative Agent's or such Lender's right to require full payment of any interest (including interest arising under Section 3.9), fee, cost or other amount payable under any Loan Document, or to calculate an amount payable by another method that is not inconsistent with this Agreement, on any other or subsequent occasion.

     3.15 Administrative Agent's Right to Assume Payments Will be Made.

     Unless the Administrative Agent shall have been notified by a Borrower prior to the date on which any payment to be made by such Borrower hereunder is due that such Borrower does not intend to remit such payment, the Administrative Agent may, in its discretion, assume that each Borrower has remitted such payment when so due and the Administrative Agent may, in its discretion and in reliance upon such assumption, make available to each Lender on such payment date an amount equal to such Lender's share of such assumed payment. If a Borrower has not in fact remitted such payment to the Administrative Agent, each Lender shall forthwith on demand repay to the Administrative Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent at the Federal Funds Rate.

     3.16 Fee Determination Detail.

     The Administrative Agent, and any Lender, shall provide reasonable detail to each Borrower regarding the manner in which the amount of any payment to the Administrative Agent and the Lenders, or that Lender, under Article 3 has been determined, concurrently with demand for such payment.

     3.17 Survivability.

     All of each Borrower's obligations under Sections 3.6, 3.7 and 3.8 shall survive for the ninety (90) day period following the date on which the Revolving Commitment are terminated and all Loans hereunder are fully paid, and each Borrower shall remain obligated thereunder for all claims under such Sections made by any Lender to such Borrower prior to the expiration of such period.

     3.18 Application of Payments.

               (a) If an Event of Default occurs, and the Revolving Commitment is terminated and the maturity of the Obligations is accelerated pursuant to Section 9.2, the Administrative Agent shall, so long as either of the Filofax Working Capital Guaranties is in effect, apply all payments in respect of any Obligations and all proceeds of Collateral in the following order:

                  (i) first, to pay interest on and then principal of any portion of any Revolving Loans which the Administrative Agent may have advanced on behalf of any Lender for which the Administrative Agent has not been reimbursed by such Lender or the Borrowers;

                  (ii) second, to pay Obligations in respect of any expense reimbursements (including attorneys' fees and disbursements), indemnities and other similar amounts then due to the Administrative Agent or any Lender,

                  (iii) third, to pay, pro rata, any amounts owing to the Administrative Agent or any Lender in respect of overdrafts and related liabilities arising from treasury, depository or cash management services provided to any of the Borrowers or any of their respective Subsidiaries or in connection with any automated clearing house transfer of funds;

                  (iv) fourth, to pay Obligations in respect of any fees then due to the Administrative Agent, the Lenders and the Issuing Bank;

                  (v) fifth, to pay accrued and unpaid interest due in respect of the Loans;

                  (vi)sixth, to repay the outstanding principal amount of the Revolving Loans;

                  (vii) seventh, to repay the outstanding principal amount of the Term Loans; and

                  (viii)   eighth,   to  the   ratable   payment  of  all  other
Obligations;

          provided,  however, if sufficient funds are not available to fund all payments to be made in respect of any of the Obligations described in any of the foregoing clauses (i) through (viii), the available funds being applied with respect to any such Obligation (unless otherwise specified in such clause) shall be allocated to the payment of such Obligations ratably, based on the proportion of the Administrative Agent's and each Lender's or the Issuing Bank's interest in the aggregate outstanding Obligations described in such clauses; and provided, further, that, at any time that the Filofax Working Capital Guaranties are not in effect, the Administrative Agent shall apply all payments in respect of any Obligations and all proceeds of Collateral in such order as the Administrative Agent may determine in its sole and absolute discretion.

               (b) Each of the Borrowers hereby waives any right that such Borrower may have under Section 2822(a) of the California Civil Code to designate how any payment received by the Administrative Agent or any Lender (whether made by a Borrower or any Subsidiary Guarantor) with respect to the Obligations are applied and/or which portion of the Obligations are reduced by such payment.

                                    Article 4
                         REPRESENTATIONS AND WARRANTIES

     The Borrowers, jointly and severally, represent and warrant to the Lenders that:

     4.1 Existence and Qualification; Power; Compliance With Laws.

     Each Borrower is a corporation duly formed and validly existing under the Laws of its jurisdiction of incorporation. Each Borrower incorporated under the Laws of a jurisdiction within the United States is in good standing under the Laws of such jurisdiction of incorporation. Schedule 4.1 hereto correctly sets forth the names, form of legal entity, number of shares of capital stock (or other applicable unit of equity interest) issued and outstanding, and the record owner thereof and jurisdictions of organization of all Borrowers. Each Borrower is duly qualified or registered to transact business and is in good standing in each other jurisdiction in which the conduct of its business or the ownership or leasing of its Properties makes such qualification or registration necessary, except where the failure so to qualify or register and to be in good standing would not constitute a Material Adverse Effect. Each Borrower has all requisite power and authority to conduct its business, to own and lease its Properties and to execute and deliver each Loan Document to which it is a Party and to perform its Obligations. All outstanding shares of capital stock of each Borrower are duly authorized, validly issued, fully paid and non-assessable, and no holder thereof has any enforceable right of rescission under any applicable state or federal securities Laws. Each Borrower is in compliance with all Laws and other legal requirements applicable to its business, has obtained all authorizations, consents, approvals, orders, licenses and permits from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, except where the failure so to comply, obtain authorizations, etc., file, register, qualify or obtain exemptions does not constitute a Material Adverse Effect.

     4.2 Authority; Compliance With Other Agreements and Instruments and Government Regulations.

     The execution, delivery and performance by each Borrower and the Subsidiary Guarantors of the Loan Documents to which each is a Party have been duly authorized by all necessary corporate action, and do not and will not:

               (a) Require any consent or approval not heretofore obtained of any partner, director, stockholder, security holder or creditor of such Party;

               (b) Violate or conflict with any provision of such Party's charter, articles of incorporation or bylaws, as applicable;

               (c) Result in or require the creation or imposition of any Lien (other than pursuant to the Loan Documents) upon or with respect to any Property now owned or leased or hereafter acquired by such Party;

               (d) Violate any Requirement of Law applicable to such Party;

               (e) Result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which such Party is a party or by which such Party or any of its Property is bound or affected; and such Party is not in violation of, or default under, any Requirement of Law or Contractual Obligation, including without limitation the provisions of any indenture, loan or credit agreement described in Section 4.2(e).

     4.3 No Governmental Approvals Required.

     Except as previously obtained or made, no authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Agency is or will be required to authorize or permit under applicable Laws the execution, delivery and performance by each Borrower or any Subsidiary Guarantor of the Loan Documents to which it is a Party.

     4.4 Subsidiaries.

               (a) Schedule 4.4 hereto correctly sets forth the names, form of legal entity, number of shares of capital stock (or other applicable unit of equity interest) issued and outstanding, and the record owner thereof and jurisdictions of organization of all Subsidiaries of each Borrower as of the date hereof. Unless otherwise indicated in Schedule 4.4, all of the outstanding shares of capital stock, or all of the units of equity interest, as the case may be, of each such Subsidiary are owned of record and beneficially by a Borrower, there are no outstanding options, warrants or other rights to purchase capital stock of any such Subsidiary, and all such shares or equity interests so owned are duly authorized, validly issued, fully paid and non-assessable, and were issued in compliance with all applicable state and federal securities and other Laws, and are free and clear of all Liens and Rights of Others, except for Permitted Encumbrances.

               (b) Each Subsidiary is a corporation duly formed and validly existing under the Laws of its jurisdiction of organization. Each Subsidiary incorporated under the Laws of a jurisdiction within the United States is in good standing under the Laws of such jurisdiction of incorporation. Each Subsidiary is duly qualified to do business as a foreign organization and is in good standing as such in each jurisdiction in which the conduct of its business or the ownership or leasing of its Properties makes such qualification necessary (except where the failure to be so duly qualified and in good standing does not constitute a Material Adverse Effect), and has all requisite power and authority to conduct its business and to own and lease its Properties.

               (c) Each Subsidiary is in compliance with all Laws and other requirements applicable to its business and has obtained all authorizations, consents, approvals, orders, licenses, and permits from, and each such Subsidiary has accomplished all filings, registrations, and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, except where the failure to be in such compliance, obtain such authorizations, consents, approvals, orders, licenses, and permits, accomplish such filings, registrations, and qualifications, or obtain such exemptions, does not constitute a Material Adverse Effect.

     4.5 Financial Statements.

     Day Runner has furnished to the Administrative Agent (a) the audited consolidated financial statements of Day Runner and its Subsidiaries for the Fiscal Year ended June 30, 1998, (b) the unaudited consolidated balance sheet and statement of operations of Day Runner and its Subsidiaries for the Fiscal Year ended June 30, 1999 and (c) the unaudited consolidated balance sheet and statement of operations of Day Runner and its Subsidiaries for the months and portion of the Fiscal Year ended July 31, 1999 and August 31, 1999. The financial statements described in clause (a) fairly present in all material respects the financial condition, statement of cash flows and changes in financial position, and the balance sheet and statement of operations described in clause (b) fairly present in all material respects the financial condition and results of operations of Day Runner and its Subsidiaries as of such dates and for such periods in conformity with GAAP consistently applied, subject only, in the case of clause (b), to normal year-end accruals and audit adjustments and footnotes.

     4.6 No Other Liabilities; No Material Adverse Changes.

     Each Borrower and its Subsidiaries do not have any material liability or material contingent liability required under GAAP to be reflected or disclosed, and not reflected or disclosed, in the balance sheet described in Section
4.5(a), other than liabilities and contingent liabilities arising in the ordinary course of business since the date of such financial statements.
Schedule 4.6 sets forth all Funded Debt of Day Runner and its Subsidiaries as of the Effective Date. As of the Effective Date, no circumstance or event has occurred that constitutes a Material Adverse Effect since June 30, 1999.

     4.7 Title to Property.

     Each Borrower and its Subsidiaries have valid title to the Property (other than assets which are the subject of a Capital Lease Obligation) reflected in the balance sheet described in Section 4.5(a), other than items of Property or exceptions to title which are in each case immaterial and Property subsequently sold or disposed of in the ordinary course of business. Such Property is free and clear of all Liens, other than Liens described in Schedule 4.7 and Permitted Encumbrances.

     4.8 Intangible Assets.

     Each Borrower and its Subsidiaries own, or possess the right to use to the extent necessary in their respective businesses, all material trademarks, trade names, copyrights, patents, patent rights, computer software, licenses and other Intangible Assets that are used in the conduct of their businesses as now operated, and no such Intangible Asset, conflicts with the valid trademark, trade name, copyright, patent, patent right or Intangible Asset of any other Person to the extent that such conflict constitutes a Material Adverse Effect.

     4.9 Public Utility Holding Company Act.

     No Borrower nor any Subsidiary of any Borrower is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     4.10 Litigation.

     There are no actions, suits, proceedings or investigations pending as to which any Borrower or any of its Subsidiaries have been served or have received notice or, to the best knowledge of any Borrower, threatened against or affecting any Borrower or any of its Subsidiaries or any Property of any of them before any Governmental Agency, which such actions, suits, proceedings or investigations, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     4.11 Binding Obligations.

     Each of the Loan Documents to which any Borrower or any of the Subsidiary Guarantors is a Party will, when executed and delivered by such Borrower or such Subsidiary Guarantor, constitute the legal, valid and binding obligation of such Borrower or such Subsidiary Guarantor, enforceable against such Borrower or such Subsidiary Guarantor in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

     4.12 No Default.  No event has occurred and is continuing that is
          -----------
an Event of Default.

     4.13 ERISA.

               (a) With respect to each Pension Plan:

                   (i) Pension Plan complies in all material respects with ERISA and any other applicable Laws to the extent that noncompliance could reasonably be expected to have a Material Adverse Effect;

                  (ii) such Pension Plan has not incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA) that could reasonably be expected to have a Material Adverse Effect;

                 (iii) no "reportable event" (as defined in Section 4043 of ERISA, but excluding such events as to which the PBGC has by regulation waived the requirement therein contained that it be notified within thirty days of the occurrence of such event) has occurred that could reasonably be expected to have a Material Adverse Effect; and

                  (iv) none  of  the  Borrowers  nor any  of  their   respective
          Subsidiaries has engaged in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code) that could reasonably be expected to have a Material Adverse Effect.

               (b) None of the Borrowers nor any of their respective Subsidiaries has incurred or expects to incur any withdrawal liability to any Multiemployer Plan that could reasonably be expected to have a Material Adverse Effect.

     4.14 Regulations U and X; Investment Company Act.

     No part of the proceeds of any Loan hereunder will be used to purchase or carry, or to extend credit to others for the purpose of purchasing or carrying, any Margin Stock in violation of Regulations U and X. None of the Borrowers nor any of their respective Subsidiaries is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

     4.15 Disclosure.

     No information, exhibit or report furnished by any Borrower or any Subsidiary Guarantor in connection with the negotiation of the Loan Documents, pursuant to the terms of the Loan Documents, or in connection with any Loan as of the date thereof contained any untrue statement of a material fact or omitted a material fact necessary to make the statement made not misleading in light of all the circumstances existing at the date the statement was made. No SEC
Document filed by any Borrower since December 1, 1997 contained any untrue statement of a material fact or omitted a material fact necessary to make the statement made not misleading in light of all the circumstances existing at the date the statement was made.

     4.16 Tax Liability.

     Each Borrower and its Subsidiaries have filed all tax returns which are required to be filed, and have paid, or made provision for the payment of, all taxes with respect to the periods, Property or transactions covered by said returns, or pursuant to any assessment received by any Borrower or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith by appropriate proceedings and as to which adequate reserves have been established and maintained.

     4.17 Projections.

     The assumptions set forth in the Projections are reasonable and consistent with each other and with all facts known to the Borrowers and the Subsidiaries of the Borrowers, and the Projections are reasonably based on such assumptions. The Projections were prepared in good faith and represent management's opinion of the projected financial performance of the Borrowers and their respective Subsidiaries based upon the information available to the Borrowers at the time so furnished.

     4.18 Environmental Matters.

               (a) Except as described in Schedule 4.18, to the knowledge of the Borrowers and each Subsidiary of each Borrower, (i) each Borrower and each Subsidiary of each Borrower is in compliance with all applicable federal or state environmental, hazardous waste, health and safety statutes, and any rules or regulations adopted pursuant thereto, which govern or affect any of any Borrower's or any such Subsidiary's operations and/or properties, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Resource Conservation and Recovery Act of 1976, and the Federal Toxic Substances Control Act, as any of the same may be amended, modified or supplemented from time to time, (ii) none of the operations of any Borrower or any of its Subsidiaries is the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any Hazardous Material and
          (iii) none of the Borrowers and none of their respective Subsidiaries have any contingent liability in connection with any release of any Hazardous Materials, in each case, where such lack of compliance, investigation or contingent liability could reasonably be expected to have a Material Adverse Effect.

               (b) As of the Effective Date (a) neither Borrower nor any of its Subsidiaries at any time has disposed of, discharged, released or threatened the release of any Hazardous Materials on, from or under the Real Property in violation of any Hazardous Materials Law that would individually or in the aggregate constitute a Material Adverse Effect, (b) to the best knowledge of the Borrowers, no condition exists that violates any Hazardous Material Law affecting any Real Property except for such violations that would not individually or in the aggregate constitute a Material Adverse Effect, (c) no Real Property or any portion thereof is or has been utilized by any Borrower or any of its Subsidiaries as a site for the manufacture of any Hazardous Materials and (d) to the extent that any Hazardous Materials are used, generated or stored by any Borrower or any of its Subsidiaries on any Real Property, or transported to or from such Real Property by any Borrower or any of its Subsidiaries, such use, generation, storage and transportation are in compliance with all Hazardous Materials Laws except for such non-compliance that would not constitute a Material Adverse Effect or be materially adverse to the interests of the Lenders.

     4.19  Solvency.

     Day Runner and its Subsidiaries, taken as a whole, are Solvent.

     4.20 Year 2000 Matters.

     Each Borrower will perform all acts reasonably necessary to ensure that (a) each Borrower and any business in which such Borrower holds a substantial interest (including without limitation any Subsidiary of such Borrower), and (b) to the extent reasonably practicable, all customers, suppliers and vendors that are material to the business of such Borrower, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all of such Borrower's systems and adopting a detailed plan, with an itemized budget, for the remediation, monitoring and testing of such systems. As used herein, "Year 2000 Compliant" shall mean, in regard to any entity, that all material software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity will properly perform date sensitive functions before, during and after the year 2000. Each Borrower shall, immediately upon request, provide to the Administrative Agent such certifications or other evidence of such Borrower's compliance with the terms hereof as the Administrative Agent may from time to time require.

                                    Article 5
                              AFFIRMATIVE COVENANTS
                           (OTHER THAN INFORMATION AND
                             REPORTING REQUIREMENTS)

     So long as any Loan remains unpaid, or any other Obligation remains unpaid, or any portion of the Revolving Commitment remains in force, each Borrower shall, and shall cause its Subsidiaries to, unless the Administrative Agent (with the written approval of the Requisite Lenders) otherwise consents:

     5.1 Payment of Taxes and Other Potential Liens.

     Pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon any of them, upon their respective Property or any part thereof and upon their respective income or profits or any part thereof, except that each Borrower and its Subsidiaries shall not be required to pay or cause to be paid any tax, assessment, charge or levy that is not yet delinquent, or is being contested in good faith by appropriate proceedings so long as the relevant entity has established and maintains adequate reserves for the payment of the same.

     5.2 Preservation of Existence.

     Preserve and maintain their respective existences in the jurisdiction of their formation and all material authorizations, rights, franchises, privileges, consents, approvals, orders, licenses, permits, or registrations from any Governmental Agency that are necessary for the transaction of their respective business and qualify and remain qualified to transact business in each jurisdiction in which such qualification is necessary in view of their respective business or the ownership or leasing of their respective Properties except (a) a merger permitted by Section 6.3 or (b) where the failure to so preserve, maintain, qualify or remain qualified would not constitute a Material Adverse Effect.

     5.3 Maintenance of Properties.

     Maintain, preserve and protect all of their respective Properties in good order and condition, subject to wear and tear in the ordinary course of business, and not permit any waste of their respective Properties, provided that the failure to so maintain, preserve or protect a particular item or items of Property shall not constitute a violation of this covenant if such failure is not reasonably likely to cause a Material Adverse Effect.

     5.4 Maintenance of Insurance.

     Maintain liability, casualty and other insurance (subject to customary deductibles and retentions) with responsible insurance companies in such amounts and against such risks as is carried by responsible companies engaged in similar businesses and owning similar assets in the general areas in which each Borrower and its Subsidiaries operate.

     5.5 Compliance With Laws.

     Comply with all Requirements of Law, noncompliance with which could constitute a Material Adverse Effect.

     5.6 Inspection Rights.

     Upon reasonable notice, at any time during regular business hours and as often as reasonably requested (but not so as to materially interfere with the business of any Borrower or any of its Subsidiaries) permit the Administrative Agent or any Lender, or any authorized employee, agent or representative thereof (including, without limitation, any auditors, accountants or other financial consultants engaged by the Administrative Agent to review the financial condition of Day Runner and its Subsidiaries), to examine, audit and make copies and abstracts from the records and books of account of, and to visit and inspect the Properties of, any Borrower and its Subsidiaries and to discuss the affairs, finances and accounts of any Borrower and its Subsidiaries with any of their officers, key employees or (with prior coordination through such Borrower) independent accountants.

     5.7 Keeping of Records and Books of Account.

     Keep adequate records and books of account reflecting all financial transactions in conformity with GAAP, consistently applied (provided that the records and books of account of any Foreign Subsidiary shall be kept in accordance with generally accepted accounting principles as in effect in the United Kingdom or in the jurisdiction in which such Foreign Subsidiary is formed), and in material conformity with all applicable requirements of any Governmental Agency having regulatory jurisdiction over each Borrower and its Subsidiaries.

     5.8 Compliance With Agreements.

     Promptly and fully comply with all Contractual Obligations to which any one or more of them is a party, except for any such Contractual Obligations the non-performance of which would cause either (a) a Default or (b) a Material Adverse Effect.

     5.9 Use of Proceeds.

     Use the proceeds of all Revolving Loans for working capital purposes and to make Capital Expenditures permitted under Section 6.16, provided that in no event shall the proceeds of any Revolving Loan be used to pay interest on, or repay principal of, any Term Loan or any Tender Offer Note.

     5.10 Hazardous Materials Laws.

     Keep and maintain all Real Property and each portion thereof in compliance in all material respects with all applicable Hazardous Materials Laws and promptly notify the Administrative Agent in writing (attaching a copy of any pertinent written material) of (a) any and all material enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened in writing by a Governmental Agency pursuant to any applicable Hazardous Materials Laws, (b) any and all material claims made or threatened in writing by any Person against any Borrower relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials and (c) discovery by any Responsible Official of any Borrower of any material occurrence or condition on any real Property adjoining or in the vicinity of such Real Property that could reasonably be expected to cause such Real Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such Real Property under any applicable Hazardous Materials Laws.

     5.11 Additional Material Subsidiaries.

               (a) Each Borrower shall cause each of its Material Subsidiaries (other than DRC), and Day Runner shall cause each of its Subsidiaries of which Filofax is a direct or indirect Subsidiary, existing on the Effective Date to become a Subsidiary Guarantor as of the Effective Date. Each such Subsidiary Guarantor shall provide to the Administrative Agent and its counsel on the Effective Date such legal opinions, certificates and other documents as are reasonably required by the Administrative Agent.

               (b) Subject to any applicable Requirement of Law, each Borrower shall cause each Subsidiary of such Borrower, whether now existing or hereafter acquired, that becomes a Material Subsidiary, or a Subsidiary of which Filofax is a direct or indirect Subsidiary, after the Effective Date to (i) become a Subsidiary Guarantor by executing and delivering (A) with respect to any Material Subsidiary (other than a Subsidiary of Filofax), a Subsidiary Guaranty, in substantially the form of Exhibit G, or (B) with respect to any Subsidiary of Filofax, Subsidiary Guaranties, in substantially the forms of Exhibits P and Q, and (ii) provide to the Administrative Agent in connection therewith such legal opinions, certificates and other documents as shall be satisfactory to the Administrative Agent, in each case within fifteen
          (15) Banking Days of the date such Subsidiary becomes a Material Subsidiary.

     5.12 Intentionally Omitted.

     5.13. Further Assurances.

               (a) If, after the Effective Date, Day Runner or any of its Subsidiaries forms or acquires a new Subsidiary, Day Runner or such Subsidiary shall pledge to the Administrative Agent, for the benefit of the Lenders, all the capital stock of each such Subsidiary, in each case pursuant to a supplement to a Pledge Agreement in form and substance reasonably satisfactory to the Administrative Agent. In addition, at the request of the Administrative Agent (which request may be made at any time and from time to time at its sole and absolute discretion), Day Runner shall, within 30 days after the Administrative Agent's request, pledge, or cause each relevant Subsidiary to pledge, to the Administrative Agent, for the benefit of the Lenders, all of the capital stock of any Subsidiary that is not then pledged to the Administrative Agent for the benefit of the Lenders, in each case pursuant to a supplement to a Pledge Agreement in form and substance reasonably satisfactory to the Administrative Agent.

               (b) Day Runner shall, and shall cause each Subsidiary to, at the Day Runner's cost and expense, execute and deliver any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements), that may be required under applicable law, or that the Administrative Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority (with such exceptions expressly permitted by the Loan Documents) of the security interests created or intended to be created by the Collateral Documents. Day Runner will cause (i) any Subsidiary that is formed, organized or acquired after the Effective Date or (ii) at the request of the Administrative Agent (which request may be made at any time and from time to time at its sole and absolute discretion), any Subsidiary that has not previously executed a Subsidiary Guaranty, Security Agreement and/or other applicable Collateral Document, to execute a Subsidiary Guaranty, Security Agreement and/or each other applicable Collateral Document (in each case with such changes in the form as may be required to accommodate local law of the jurisdiction of formation or organization of such Subsidiary) in favor of the Administrative Agent (x) with respect to any Subsidiary described in clause (i) above, within 30 days after such Subsidiary is formed, organized or acquired or (y) with respect to any Subsidiary described in clause (ii) above, within 30 days after the Administrative Agent's request.

     5.14. Deposit Accounts and Cash Concentration.

               (a) Day Runner agrees that (i) it will maintain, and cause each of its domestic Subsidiaries to maintain, all of its Cash and Cash Equivalents in deposit accounts or securities accounts maintained by the Administrative Agent, (ii) it will cause each of its Foreign Subsidiaries that is a Material Subsidiary (including, without limitation, Filofax and Filofax Group) (and each other Subsidiary requested by the Administrative Agent) to maintain all of its Cash and Cash Equivalents in deposit accounts or securities accounts maintained by a Lender, and (iii) neither Day Runner nor any of its Subsidiaries shall establish or maintain any deposit account or securities account (other than accounts listed on Schedule 5.14(a)) with any other Person without the prior written consent of the Administrative Agent.

               (b) Day Runner will maintain with the Administrative Agent, in addition to any other accounts maintained with the Administrative Agent, (i) a deposit account to be denominated as the "Concentration Account", (ii) an interest bearing deposit account to be denominated as the "Term Loan Interest Reserve Account" and (iii) a "Lockbox" deposit service as to which Day Runner has instructed its account debtors with respect to domestic accounts receivable to direct payments with respect to such accounts receiveable (the "Lockbox"). Prior to the end of each Banking Day, Day Runner shall pay, or cause to be paid, to the Administrative Agent (x) for deposit in the Term Loan Interest Reserve Account, all Cash and Cash Equivalents then held in the Lockbox and (y) for deposit in the Concentration Account, all Cash and Cash Equivalents held by Day Runner or any of its domestic Subsidiaries (other than such Cash and Cash Equivalents held in the Lockbox). In addition, Day Runner shall cause each Foreign Subsidiary (including, without limitation, Filofax and Filofax Group), unless the Administrative Agent otherwise consents in writing, to pay, or cause to be paid, to the Administrative Agent for deposit in the
          Concentration Account, as frequently as practicable and no less than twice per calendar month (subject to the proviso below), all Cash and Cash Equivalents (including all proceeds of Collateral) of such Subsidiary in excess of "Minimum Amount" set forth on Schedule 5.14(b) opposite the name of such Subsidiary (or the Foreign Currency
          Equivalent thereof), provided that no such payment to the Concentration Account shall be required by any Foreign Subsidiary pursuant this Section 5.14(b) unless the amount of all Cash and Cash Equivalents then held by such Foreign Subsidiary exceeds the "Maximum Amount" set forth on Schedule 5.14(b) opposite the name of such Subsidiary (or the Foreign Currency Equivalent thereof) for a period of five (5) consecutive Banking Days.

               (c) Day Runner shall maintain on deposit in the Term Loan Interest Reserve Account, as of the end of each Banking Day, an amount at least equal to the sum of (i) the amount of the accrued and unpaid interest on the outstanding Term Loans as of the end of such Banking Day and (ii) an amount that Day Runner in its good faith judgment determines (and periodically reports to the Administrative Agent no less than monthly) is necessary to reserve in order to have sufficient funds on hand to make any payments with respect to any scheduled redemption of the Tender Offer Notes occurring after the Effective Date (such amount, the "Required Balance"), provided that if, at end of any Banking Day, the amount on deposit in the Term Loan Interest Reserve Account is not at least equal to the Required Balance, then all Cash and Cash Equivalents deposited in the Term Loan Interest Reserve Account shall be retained on deposit therein until the end of the first Banking Day on which the amount on deposit in the Term Loan Interest Reserve Account is at least equal to the Required Balance for such Banking Day.

                                    Article 6
                               NEGATIVE COVENANTS

     So long as any Loan remains unpaid, or any other Obligation remains unpaid, or any portion of the Revolving Commitment remains in force, each Borrower shall not, and shall not permit any of its Subsidiaries to:

     6.1 Payment of Subordinated Obligations.

     Pay any principal (including sinking fund payments) with respect to any Subordinated Obligation, or purchase or redeem (or offer to purchase or redeem) any Subordinated Obligation, or deposit any monies, securities or other Property with any trustee or other Person to provide assurance that the principal or any portion thereof of any Subordinated Obligation will be paid when due or otherwise to provide for the defeasance of any Subordinated Obligation.

     6.2 Disposition of Property.

     Make any Disposition of its Property, whether now owned or hereafter acquired, except (a) a Disposition by a Borrower to another Borrower that is not a Foreign Subsidiary, (b) a Disposition by a Subsidiary of a Borrower to such Borrower, (c) so long as the Net Cash Sale Proceeds of such Disposition are applied in accordance with Section 3.2(a)(iv), a Disposition of the Property of Day Runner Australia PTY, Ltd. substantially as an entirety (or a Disposition of the capital stock thereof) in connection with a discontinuation of the operations of such Subsidiary and (d) a Disposition by any Borrower to any Subsidiary of inventory in a manner consistent with past practice, provided that the Lien granted in the Security Agreement by such Borrower to the Administrative Agent, for the benefit of the Lenders, on such inventory shall continue and remain in full force and effect.

     6.3 Mergers. Merge or consolidate with or into any Person.

     6.4 Intentionally Omitted.

     6.5 Intentionally Omitted.

     6.6 Distributions.

     Make any Distribution, whether from capital, income or otherwise, and whether in Cash or other Property, except Distributions by any Subsidiary of a Borrower to such Borrower.

     6.7 ERISA.

     At any time, permit any Pension Plan to: (i) engage in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code); (ii) fail to comply with ERISA or any other applicable Laws; (iii) incur any material "accumulated funding deficiency" (as defined in Section 302 of ERISA); or (iv) terminate in any manner, which, with respect to each event listed above, could reasonably be expected to result in a Material Adverse Effect or (b) withdraw, completely or partially, from any Multiemployer Plan if to do so could reasonably be expected to result in a Material Adverse Effect.

     6.8 Change in Nature of Business.

     Make any material change in the nature of the business of Day Runner and its Subsidiaries, taken as a whole.

     6.9 Liens.

     Create, incur, assume or suffer to exist any Lien of any nature upon or with respect to any of their respective Properties, or sell or factor any accounts receivable or engage in any sale and leaseback transaction with respect to any of their respective Properties, whether now owned or hereafter acquired, except:

               (a)  Liens  existing  on the  Effective  Date  and  disclosed  in
          Schedule 4.7 and any renewals/extensions or amendments thereof, provided that the obligations secured or benefited thereby are not increased;

               (b) Liens granted to the Administrative Agent, for the benefit of the Lenders, pursuant to any Loan Document;

               (c) Permitted Encumbrances;

               (d) Liens on Property acquired by any Borrower or any of its Subsidiaries, provided that such Liens were in existence at the time of the acquisition of such Property and were not created in contemplation of such acquisition, and Liens on Property that secure Indebtedness permitted pursuant to Section 6.10(d); provided that the aggregate Indebtedness secured by Liens pursuant to this Section is not in excess of $500,000 in principal amount; and

               (e) Liens on the Filofax Overdraft Account and amounts deposited therein granted by Filofax in order to secure Filofax Overdraft Indebtedness to the extent such Indebtedness is permitted pursuant to
          Section 6.10(i) below, provided that the aggregate amount on deposit at any time in the Filofax Overdraft Account shall not exceed the Foreign Currency Equivalent of $10,000,000; provided, further, that Filofax has granted to the Administrative Agent, for the benefit of the Lenders, a Lien on such the Filofax Overdraft Account and the amounts deposited therein, which Lien, if subordinated to the aforementioned Liens, is subordinated on terms satisfactory to the Administrative Agent.

     6.10 Indebtedness and Guaranty Obligations.

     Create, incur or assume any Indebtedness or Guaranty Obligation except:

               (a) Indebtedness and Guaranty Obligations existing on the Effective Date and disclosed in Schedule 6.10, and refinancings, renewals, extensions or amendments that do not increase the amount thereof;

               (b)  Indebtedness  and  Guaranty   Obligations   under  the  Loan
          Documents;

               (c) Indebtedness and Guaranty Obligations owed to any Borrower or any of the Subsidiary Guarantors; provided that any such Indebtedness is evidenced by a promissory note, in substantially the form of Exhibit R, that is pledged to the Administrative Agent, for the benefit of the Lenders, and is subordinated in right of payment to the Loans on terms and in form satisfactory to the Administrative Agent;

               (d) Indebtedness consisting of Capital Lease Obligations, or otherwise incurred to finance the purchase or construction of capital assets (which shall be deemed to exist if the Indebtedness is incurred at or within 180 days before or after the purchase or construction of the capital asset), or to refinance any such Indebtedness, provided that the aggregate principal amount of such Indebtedness outstanding at any time does not exceed $500,000;

               (e)   Indebtedness   consisting  of  Interest   Rate   Protection
          Agreements entered into in order to manage existing or anticipated interest rate risks and not for speculative purposes;

               (f) Indebtedness constituting Subordinated Obligations;

               (g) the Tender Offer Notes;

               (h) other Indebtedness that is not secured by a Lien on any Property of any Borrower or any of the Subsidiaries of any Borrower; provided that the aggregate principal amount thereof does not exceed $250,000 at any time; and

               (i) the Filofax Overdraft Indebtedness to the extent that such Indebtedness (net of the amount of cash then on deposit in the Filofax Overdraft Account) does not exceed the Foreign Currency Equivalent of $1,500,000 at any time outstanding.

         6.11  Transactions  with Affiliates.

     Enter into any transaction of any kind with any Affiliate of any Borrower or any Affiliate of any Subsidiary of any Borrower other than (a) salary, bonus, employee stock option and other compensation arrangements with directors or officers in the ordinary course of business; and (b) transactions on overall terms at least as favorable to the applicable Borrower or its Subsidiary as would be the case in an arm's-length transaction between unrelated parties of equal bargaining power.

     6.12 Funded Senior Debt Ratio.

     Permit the Funded Senior Debt Ratio, as of the last day of any Fiscal Quarter, to be greater than the ratio set forth below opposite the period during which such Fiscal Quarter ends:

 --------------------------------------------------------- -------------------
                            Period                                 Ratio
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------
 July 1, 2000 through September 30, 2000                     12.40 to 1.00
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------

  October 1, 2000 through December 31, 2000                    4.50 to 1.00
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------

  January 1, 2001 through March 31, 2001                       3.25 to 1.00
  --------------------------------------------------------- -------------------
  --------------------------------------------------------- -------------------

   April 1, 2001 and thereafter                                 3.00 to 1.00
   --------------------------------------------------------- -------------------

     6.13 Fixed Charge Coverage Ratio.

     Permit the Fixed Charge Coverage Ratio, as of the last day of any Fiscal Quarter, to be less than the ratio set forth below opposite the period during which such Fiscal Quarter ends:

 --------------------------------------------------------- -------------------
                           Period                                 Ratio
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------
  July 1, 2000 through September 30, 2000                      0.25 to 1.00
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------
  October 1, 2000 through December 31, 2000                    1.50 to 1.00
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------

  January 1, 2001 through March 31, 2001                       1.75 to 1.00
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------

  April 1, 2001 and thereafter                                 2.00 to 1.00
 --------------------------------------------------------- -------------------

     6.14 Stockholders' Equity.

     Permit Stockholders' Equity of Day Runner, at any time during any period set forth below, to be less than the amount set forth below opposite such period:

 --------------------------------------------------------- -------------------

                          Period                                 Amount
 --------------------------------------------------------- ------ -------------
 --------------------------------------------------------- -------------------
 July 1, 1999 through September 30, 1999                      $61,700,000
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------

 October 1, 1999 through December 31, 1999                    $63,000,000
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------

 January 1, 2000 through March 31, 2000                       $58,750,000
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------

  April 1, 2000 through June 30, 2000                          $56,900,000
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------

   July 1, 2000 through September 30, 2000                      $55,950,000
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------

   October 1, 2000 through December 31, 2000                    $64,000,000
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------

  January 1, 2001 through March 31, 2001                       $67,000,000
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------

  April 1, 2001 and thereafter                                 $70,000,000
 --------------------------------------------------------- -------------------

     6.15 Investments. Make or suffer to exist any Investment, other than:

               (a) Investments in existence on the Effective Date and disclosed on Schedule 6.15;

               (b) Investments consisting of Cash Equivalents;

               (c) Investments consisting of advances to officers, directors and employees of Borrowers and their Subsidiaries in the ordinary course of business not to exceed $50,000 at any time outstanding;

               (d) Investments received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of disputes with customers and suppliers arising in the ordinary course of business;

               (e) Investments of any Borrower in any Borrower or any Subsidiary Guarantor;

                  (f) Investments of a Borrower in any Subsidiary of such Borrower that is not a Subsidiary Guarantor (other than DRC); provided that the aggregate amount of all such Investments shall not exceed $1,500,000; and

               (g) Investments by Day Runner in DRC (i) in existence on the Effective Date (other than as described in clause (ii) below) and (ii) consisting of Intercompany Indebtedness owed by DRC to Day Runner (A) arising in connection with the reclassification of the DRC Loans as Revolving Loans to Day Runner pursuant to this Agreement or (B) incurred by DRC from time to time after the Effective Date, provided that (x) the aggregate principal amount of Intercompany Indebtedness owed by DRC to Day Runner outstanding at any time shall not exceed $3,000,000 and (y) all such Intercompany Indebtedness shall be evidenced by a promissory note, in form and substance satisfactory to the Administrative Agent, that is pledged to the Administrative Agent, for the benefit of the Lenders.

     6.16 Capital Expenditures.

               The Borrowers shall not, and shall not permit any of their respective Subsidiaries to, make any Capital Expenditures in any Fiscal Year, if, after giving effect thereto, the aggregate amount of all Capital Expenditures made by the Borrowers and their Subsidiaries in such Fiscal Year would exceed $5,000,000.

     6.17 Payment Restrictions Affecting Subsidiaries.

     Enter into, or permit any of its Subsidiaries to enter into, any agreement, instrument or other document (other than any Loan Document) which directly or indirectly prohibits or restricts in any manner, or would have the effect of prohibiting or restricting in any material manner, the ability of any of the Borrower's Subsidiaries to (i) pay dividends or make any other distributions in respect of its capital stock or any other equity interest or participation in its profits owned by the Borrower or any of its Subsidiaries, or pay or repay any Indebtedness owed to the Borrower or any of its Subsidiaries, (ii) make loans or advances to any of the Borrowers or any of their Subsidiaries, or (iii) transfer any of its properties or assets to the Borrowers or any of their Subsidiaries.

     6.18 Lease Obligations.

     The Borrowers shall not, and shall not permit any of their respective Subsidiaries to, incur any obligations with respect to any lease that is not a Capital Lease in any Fiscal Year, if, after giving effect thereto, the aggregate amount of all obligations of the Borrowers and their Subsidiaries with respect to leases that are not Capital Leases would exceed $7,500,000 in any Fiscal Year.

     6.19 Minimum EBITDA.

     As of the last day of each Fiscal Quarter ending on or after September 30, 2000, permit EBITDA for the period of four consecutive Fiscal Quarters ending on such date, to be less than the amount set forth below opposite the period during which such Fiscal Quarter ends:

 --------------------------------------------------------- -------------------

                           Period                                 Amount
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------

  July 1, 2000 through September 30, 2000                       $8,400,000
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------

   October 1, 2000 through December 31, 2000                    $23,000,000
  --------------------------------------------------------- -------------------
  --------------------------------------------------------- -------------------

    January 1, 2001 through March 31, 2001                       $26,000,000
  --------------------------------------------------------- -------------------
  --------------------------------------------------------- -------------------

    April 1, 2001 and thereafter                                 $30,000,000
  --------------------------------------------------------- -------------------

      6.20 Current Ratio. Permit the Current Ratio, as of the last day of each Fiscal Quarter, to be less than the ratio set forth below opposite the period during which such Fiscal Quarter ends:

 --------------------------------------------------------- -------------------

                        Period                                 Ratio
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------
   July 1, 1999 through September 30, 1999                      1.90 to 1.00
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------

  October 1, 1999 through December 31, 1999                    2.00 to 1.00
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------

   January 1, 2000 through March 31, 2000                       2.00 to 1.00
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------

    April 1, 2000 through June 30, 2000                          2.00 to 1.00
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------

    July 1, 2000 through September 30, 2000                      2.00 to 1.00
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------

   October 1, 2000 through December 31, 2000                    2.75 to 1.00
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------

   January 1, 2001 through March 31, 2001                       3.00 to 1.00
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------

    April 1, 2001 and thereafter                                 3.00 to 1.00
 --------------------------------------------------------- -------------------

     6.21 Operating Expenses.

     Permit operating expenses in any Fiscal Quarter (determined in a manner consistent with the consolidated financial statements of Day Runner for its Fiscal Year ended June 30, 1999 delivered to the Administrative Agent and the Lenders prior to the Effective Date) to exceed the percentage of net sales for such Fiscal Quarter set forth below opposite the period during which such Fiscal Quarter ends, for any two consecutive Fiscal Quarters:

 --------------------------------------------------------- -------------------
                                                             Percentage of Net
                              Period                                 Sales
 --------------------------------------------------------- -------------------
 --------------------------------------------------------- -------------------

    October 1, 2000 through December 31, 2000                        41%
  --------------------------------------------------------- -------------------
  --------------------------------------------------------- -------------------

    January 1, 2001 through March 31, 2001                           60%
  --------------------------------------------------------- -------------------
  --------------------------------------------------------- -------------------

    April 1, 2001 and thereafter                                     47%
  --------------------------------------------------------- -------------------

                                    Article 7
                     INFORMATION AND REPORTING REQUIREMENTS

     7.1 Financial and Business Information.

     So long as any Loan remains unpaid, or any other Obligation remains unpaid, or any portion of the Revolving Commitment remains in force, Day Runner shall, unless the Administrative Agent (with the written approval of the Requisite Lenders) otherwise consents, at Day Runner's sole expense, deliver to each
Lender:

               (a) As soon as practicable, and in any event within 55 days after the end of each Fiscal Quarter (other than the fourth Fiscal Quarter in any Fiscal Year), the consolidated balance sheet of Day Runner and its Subsidiaries as at the end of such Fiscal Quarter and the consolidated statements of operations and cash flows for such Fiscal Quarter, and the portion of the Fiscal Year ended with such Fiscal Quarter, all in reasonable detail. Such financial statements shall be certified by the chief financial officer of Day Runner as fairly presenting in all material respects the financial condition, results of operations and cash flows of Day Runner and its Subsidiaries in accordance with GAAP (other than footnote disclosures), consistently applied, as at such date and for such periods, subject only to normal year-end accruals and audit adjustments;

               (b) As soon as practicable, and in any event within 55 days after the end of each Fiscal Quarter (i) a Pricing Certificate setting forth a calculation of the Funded Debt Ratio as of the last day of such Fiscal Quarter, and providing reasonable detail as to the calculation thereof, which calculations in the case of the fourth Fiscal Quarter in any Fiscal Year shall be based on the preliminary unaudited financial statements of such Borrower and its Subsidiaries for such Fiscal Quarter, and as soon as practicable thereafter, in the event of any material variance in the actual calculation of the Funded Debt Ratio from such preliminary calculation, a revised Pricing Certificate setting forth the actual calculation thereof and (ii) a certificate of a Senior Officer of Day Runner stating that the representations and warranties in Article 4 hereof are true and correct in all material respects as of the date of such certificate and that no Event of Default has occurred and is continuing or, if an Event of Default has occurred and is continuing, a statement as to the nature thereof and the action that Day Runner has taken and proposes to take with respect thereto;

               (c) As soon as practicable, and in any event within 100 days after the end of each Fiscal Year, the consolidated balance sheet of Day Runner and its Subsidiaries as at the end of such Fiscal Year and the consolidated statements of operations, stockholders' equity and cash flows, in each case of Day Runner and its Subsidiaries for such Fiscal Year, with all related consolidating financial statements prepared by Day Runner, all in reasonable detail. Such consolidated financial statements shall be prepared in accordance with GAAP, consistently applied, and shall be accompanied by a report of Deloitte & Touche LLP or other independent public accountants of recognized standing selected by Day Runner and reasonably satisfactory to the Requisite Lenders, which report shall be prepared in accordance with generally accepted auditing standards as at such date, and shall not be subject to any qualifications or exceptions. Such accountants' report shall be accompanied by a certificate stating that, in making the examination pursuant to generally accepted auditing standards necessary for the certification of such financial statements and such report, such accountants have obtained no knowledge of any Event of Default then existing relating to the breach by any Borrower of any of Sections 6.1, 6.2, 6.6, 6.9, 6.10, 6.12, 6.13, 6.14, 6.16, 6.19, 6.20
          and 6.21 of this Agreement or, if, in the opinion of such accountants, any such Event of Default shall exist, stating the nature and status of such Event of Default;

               (d) As soon as practicable, and in any event within thirty (30) days after the end of each month, the consolidated and consolidating balance sheet of Day Runner and its Subsidiaries as at the end of such month and the consolidated statements of operations and cash flows for such month, all in reasonable detail and prepared in comparison with the projections delivered to the Administrative Agent with respect to such month and the corresponding month in the preceding Fiscal Year. Such financial statements shall be certified by the chief financial officer of Day Runner as fairly presenting in all material respects the financial condition, results of operations and cash flows of Day Runner and its Subsidiaries in accordance with GAAP (other than footnote disclosures), consistently applied, as at such date and for such periods, subject only to normal year-end accruals and audit adjustments;

               (e) As soon as practicable, and in any event within thirty (30) days after the commencement of each Fiscal Year, a budget and projection by month and Fiscal Quarter for that Fiscal Year, and for the next succeeding Fiscal Year, including for the first such Fiscal Year, projected consolidated balance sheets, statements of operations and statements of cash flow, in each case by Fiscal Quarter and, for succeeding Fiscal Years, projected consolidated condensed balance sheets and statements of operations and cash flows of each Borrower and its Subsidiaries, all in reasonable detail (it being understood that any projections provided hereunder shall be were prepared in good faith and will represent management's opinion of the projected financial performance of the Borrowers and their respective Subsidiaries based upon the information available to the Borrowers at the time so furnished);

               (f) As soon as practicable, and in any event within fifteen (15) days after the end of each month, a report, in form and substance reasonably satisfactory to the Administrative Agent, from the management of Filofax Group with respect to the results from operations of Filofax Limited and certain of its other Subsidiaries for the preceding month;

                  (g) As soon as practicable, and in any event within ten (10) days after the end of each month, a report, in form and substance reasonably satisfactory to the Administrative Agent, from Wasserstein Perella & Co. Limited with respect to the status of the strategic alternatives being pursued by it on behalf of Day Runner and its Subsidiaries;

                  (h) Promptly after request by the Administrative Agent or the Requisite Lenders, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Borrower by independent accountants in connection with the accounts or books of such Borrower or any of its Subsidiaries, or any audit of any of them and/or any tax returns filed by any Borrower or any of its Subsidiaries with the federal governments of the United States or the United Kingdom;

               (i) (i) As soon as practicable, and in any event within 55 days after the end of each Fiscal Quarter, a copy of the Form 10-Q for such Fiscal Quarter filed with the Securities and Exchange Commission by any Borrower; (ii) as soon as practicable, and in any event within 100 days after the end of each Fiscal Year a copy of the Form 10-K for such Fiscal Year filed with the Securities and Exchange Commission by any Borrower; and (iii) promptly after the same are available, and in any event within two (2) Banking Days after filing with the Securities and Exchange Commission, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of any Borrower, and copies of all annual, regular, periodic and special reports and registration statements which any Borrower may file or be required to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and not otherwise required to be delivered to the Lenders pursuant to the other provisions of this
          Section 7.1;

               (j) Promptly after request by the Administrative Agent or any Lender, copies of any other report or other document that was filed by any Borrower with any Governmental Agency;

               (k) Promptly upon a Senior Officer of any Borrower becoming aware, and in any event within five (5) Banking Days after becoming aware, of the occurrence of any (i) "reportable event" (as such term is defined in Section 4043 of ERISA, but excluding such events as to which the PBGC has by regulation waived the requirement therein contained that it be notified within thirty days of the occurrence of such event) or (ii) non-exempt "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) involving any Pension Plan or any trust created thereunder, telephonic notice specifying the nature thereof, and, no more than two (2) Banking Days after such telephonic notice, written notice again specifying the nature thereof and specifying what action the applicable Borrower is taking or proposes to take with respect thereto, and, when known, any action taken by the Internal Revenue Service with respect thereto;

                    (l) As soon as practicable, and in any event within two (2) Banking Days after a Senior Officer becomes aware of the existence of any condition or event which constitutes a Default or Event of Default, telephonic notice specifying the nature and period of existence thereof, and, no more than two (2) Banking Days after such telephonic notice, written notice again specifying the nature and period of existence thereof and specifying what action the Borrowers are taking or propose to take with respect thereto;

               (m) Promptly upon a Senior Officer of any Borrower becoming aware that (i) any Person has commenced a legal proceeding with respect to a claim against any Borrower that such Borrower reasonably believes is $500,000 or more in excess of the amount thereof that is fully covered by insurance or indemnification agreement of a financially responsible Person, (ii) any creditor under a credit agreement involving Indebtedness of $100,000 or more or any lessor under a material lease involving aggregate rent of $200,000 per year or more has asserted a material default thereunder on the part of any Borrower or, (iii) any Person has commenced a legal proceeding with respect to a claim against any Borrower under a contract that is not a credit agreement or material lease with respect to a claim of in excess of $200,000 or which otherwise may reasonably be expected to result in a Material Adverse Effect, a written notice describing the pertinent facts relating thereto and what action the applicable Borrower is taking or proposes to take with respect thereto;

               (n) As promptly as practicable, and in any event no later than the first Banking Day of any calendar week, a sales flash report with respect to Day Runner and its Subsidiaries for the preceding calendar week and within two (2) Banking Days of the end of each calendar month, a summary of the sales flash report for such month;

               (o) As promptly as practicable, and in any event by no later than November 30, 1999, a revised operating plan of Day Runner and its Subsidiaries which shall include a revised budget and projections for Day Runner and its Subsidiaries prepared by calendar month for Fiscal Year 2000 and by Fiscal Quarter for Fiscal Year 2001;

               (p) As promptly as practicable, and in any event within five (5) Banking Days after the end of each calendar month, a rolling thirteen
          (13) week cash forecast for Day Runner and its Subsidiaries which shall include a cash forecast by Fiscal Quarter for the remainder of the Fiscal Year;

               (q) As promptly as practicable, and in any event within five (5) Banking Days of the end of each calendar month, a sales report with respect to Day Runner and its Subsidiaries for the preceding calendar month setting forth sales data with respect to each customer of Day Runner or any of its Subsidiaries that accounts for more than 10% of the aggregate sales of Day Runner and its Subsidiaries (on a consolidated basis) (such a customer, a "Significant Customer") with a comparison of such sales data to (i) the sales data with respect to each Significant Customer for the corresponding month in the prior Fiscal Year and (ii) the projected sales to each Significant Customer set forth in the revised operating plan and projections delivered pursuant to Section 7.1(o);

               (r) As promptly as  practicable,  and in any event within fifteen
          (15) days of the end of each month, a report setting forth with respect to each Significant Customer, point-of-sale and inventory on-hand data by product category for the preceding calendar month, together with a comparison of such data with the results for the corresponding month in the prior Fiscal Year; and

               (s) Such other data and information as from time to time may be reasonably requested by the Administrative Agent, any Lender (through the Administrative Agent) or the Requisite Lenders.

     7.2 Compliance Certificates.

     So long as any Loan remains unpaid, or any other Obligation remains unpaid or unperformed, or any portion of the Revolving Commitment remains outstanding, Day Runner shall, at Day Runner's sole expense, deliver to each Lender concurrently with the financial statements required pursuant to Sections 7.1(a) and 7.1(c), a Compliance Certificate signed by a Senior Officer of Day Runner.

                                    Article 8
                                   CONDITIONS

     8.1 Effective Date.

     The occurrence of the Effective Date, and the obligations of each Lender pursuant to the Revolving Commitment, are subject to the following conditions precedent, each of which shall be satisfied on or prior to the Effective Date:

               (a) The  Administrative  Agent  shall  have  received  all of the following, each of which shall be originals unless otherwise specified, each properly executed by a Responsible Official of each party thereto, each dated as of the Effective Date and each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel (unless otherwise specified or, in the case of the date of any of the following, unless the Administrative Agent otherwise agrees or directs):

                     (1)at least one (1) executed counterpart of this Agreement, together with arrangements satisfactory to the Administrative Agent for additional executed counterparts, sufficient in number for distribution to the Lenders and Borrowers;

                     (2) an original Revolving Loan Note executed by each Borrower in favor of each Lender, in a principal amount equal to that Lender's Pro Rata Share of the Revolving Commitment;

                      (3)an original Term Loan Note executed by each Borrower in favor of each Lender and in a principal amount equal to such Lender's Pro Rate Share of the Term Loan Amount;

                      (4) each Subsidiary Guaranty executed by each Subsidiary Guarantor party thereto;

                      (5) each Borrower Guaranty executed by each Borrower party thereto;

                      (6) executed counterparts of the Pledge Agreements executed by each of Day Runner, DRI International, DR-UK Holdings, Bidco, Filofax Group and Filofax together with all documents and instruments (including, without limitation, stock certificates and stock powers with respect to the stock pledged thereunder) required to be delivered pursuant thereto;

                      (7) executed  counterparts  of   the  Security  Agreements
          executed by each of Day Runner, Filofax and each of Day Runner's domestic Subsidiaries, together with all documents and instruments (including, without limitation, Uniform Commercial Code financing statements) required to be delivered pursuant thereto or as reasonably requested by the Administrative Agent to be filed, registered or recorded to create or perfect the Liens intended to be created thereunder;

                      (8) with  respect to each   Borrower   and  any  of  their
          respective Subsidiaries that is a Party to any Loan Document, such documentation as the Administrative Agent may reasonably require to establish the due organization, valid existence and good standing of such Person, qualification to engage in business in each material jurisdiction in which it is engaged in business or required to be so qualified, such Person's authority to execute, deliver and perform the Loan Documents to which it is a Party, the identity, authority and capacity of each Responsible Official thereof authorized to act on its behalf, including certified copies of articles of incorporation and amendments thereto, bylaws and amendments thereto, certificates of good standing, certificates of corporate resolutions, incumbency certificates,Certificates of Responsible Officials, and the like, in each case to the extent applicable in the relevant jurisdiction;

                     (9) the written opinion of Orrick, Herrington & Sutcliffe LLP, in form and substance reasonably satisfactory to Administrative Agent, in regard to the enforceability of this Agreement, each of the Borrower Guaranties, each of the Subsidiary Guaranties, the Pledge Agreement executed by Day Runner, the Security Agreement executed by Day Runner, the perfection of the Liens on the personal property collateral of Day Runner granted pursuant to such Security Agreement, the perfection and priority under California law of the Liens on the shares of capital stock pledged pursuant to such Pledge Agreement and covering such other matters relating to this Agreement and the other Loan Documents as the Administrative Agent shall request, in each case, subject to customary qualifications and exceptions (and Day Runner hereby requests such counsel to deliver such opinion);

                       (10) the written opinion of Skadden, Arps, Slate, Meagher & Flom LLP, in form and substance reasonably satisfactory to Administrative Agent, in regard to the enforceability of this Agreement, each of the Borrower Guaranties, each of the Subsidiary Guaranties, each of the Pledge Agreements executed by DRI International, DR-UK Holdings, Filofax Group and Filofax, the Security Agreement executed by Filofax, the perfection of the Liens on the personal property collateral of Filofax granted pursuant to such Security Agreement, the perfection and priority under English law of the Liens on the shares of capital stock pledged pursuant to such Pledge Agreements and covering such other matters relating to this Agreement and the other Loan Documents as the Administrative Agent shall request, in each case, subject to customary qualifications and exceptions (and Day Runner hereby requests such counsel to deliver such opinion);

                       (11) the written opinion of Gowling, Strathy & Henderson, in form and substance reasonably satisfactory to Administrative Agent, in regard to the pledge of the capital stock of DRC pursuant to a Pledge Agreement and covering such other matters relating to this Agreement and the other Loan Documents as the Administrative Agent shall request, in each case, subject to customary qualifications and exceptions (and Day Runner hereby requests such counsel to deliver such opinion);

                       (12) a Certificate of the chief financial officer of each of the Borrowers, certifying that the representations contained in
          Article  4 are true and correct in all material respects; and

                       (13) such other assurances, certificates, documents, consents or opinions as the Administrative Agent or the Requisite Lenders reasonably may require.

               (b) The Fees payable pursuant to Section 3.4 shall have been paid.

               (c) No material action,  suit,  proceeding or investigation shall be pending against any Borrower; no law, regulation, judgment or court order shall be applicable that restrains, prevents or imposes materially adverse conditions upon the making of the Loans; and each Borrower and Subsidiary Guarantor shall have received all governmental and material third party approvals necessary for such Party's execution of the Loan Documents to which it is a party;

               (d) No circumstance or event shall have occurred that constitutes a Material Adverse Effect since June 30, 1999.

               (e) The reasonable costs and expenses of the Administrative Agent in connection with the preparation of the Loan Documents payable pursuant to Section 11.3, and invoiced with supporting detail to the Borrowers prior to the Effective Date, shall have been paid.

               (f) The representations and warranties of each Borrower contained in Article 4 of this Agreement and in each other Loan Document to which such Borrower is a party shall be true and correct in all material respects.

               (g) Borrowers and any other Parties shall be in compliance with all the terms and provisions of the Loan Documents, and after giving effect to the initial Loan, no Default or Event of Default shall have occurred and be continuing.

               (h) Day Runner, as agent for each of the directors of Filofax and Filofax Group, shall have received a letter reasonably satisfactory to it from each of the Administrative Agent, the Issuing Lender and the Lenders agreeing not to rely on, or to take any action against any such director, in his or her capacity as such, in connection with, any statement made or other action taken under Sections 151 through 158 of the Companies Act in connection with the guaranties of, and granting of Liens to secure, the Obligations made by Filofax and Filofax Group.

               (i) On or prior to the Effective Date, Topps shall (i) execute and deliver to the Administrative Agent a Security Agreement and any and all other documents or instruments as the Administrative Agent may request in order to create a Lien in favor of the Administrative Agent, for the benefit of the Lenders, on any real property owned by Topps, (ii) take, or cause to be taken, any other actions, including filings with any appropriate governmental agencies, in order to cause such Lien to be valid and enforceable under applicable law, and (iii) provide to the Administrative Agent in connection therewith such legal opinions, certificates and other documents as are reasonably requested by the Administrative Agent.

               (j) All legal matters relating to the Loan Documents shall be reasonably satisfactory to the Administrative Agent.

     8.2 Revolving Loans.

     The obligation of each Lender to make any Revolving Loan, and the obligation of the Issuing Lender to issue any Letter of Credit, is subject to the Effective Date having occurred, and to the following conditions precedent (unless the Requisite Lenders or, in any case where the approval of all of the Lenders is required pursuant to Section 11.2, all of the Lenders, in their sole and absolute discretion, shall agree otherwise):

               (a) Except for representations and warranties which expressly speak as of a particular date, the representations and warranties contained in Article 4 shall be true and correct in all material respects on and as of the date of the Loan as though made on that date;

               (b) No Default or Event of Default shall have occurred and be continuing;

               (c) No circumstance or event shall have occurred that constitutes a Material Adverse Effect since June 30, 1999.

                                    Article 9
              EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF DEFAULT

     9.1 Events of Default.

     The existence or occurrence and continuation of any one or more of the following events, whatever the reason therefor and under any circumstances whatsoever, shall constitute an Event of Default:

               (a) A Borrower fails to pay any principal on any of the Loans, or any portion thereof, on the date when due; or

               (b) A Borrower fails to pay any interest on any of the Loans, or any fees under Sections 3.3, 3.4 or 3.5, or any portion thereof, within three (3) Banking Days after the date when due; or fails to pay any other fee or amount payable to the Lenders under any Loan Document, or any portion thereof, within ten (10) Banking Days after demand therefor; or

               (c) A Borrower fails to comply with any of the covenants contained in Article 6 or with Sections 5.2, 5.5, 5.6, 5.9, 5.13, 5.14 (other than Section 5.14(c)) or 7.1; or

               (d) A Borrower or any other Party fails to perform or observe any other covenant or agreement (not specified in clause (a), (b), (c) or (d) above) contained in any Loan Document on its part to be performed or observed within thirty (30) days after the occurrence thereof; or

               (e) Any representation or warranty of any Borrower or any Subsidiary Guarantor made in any Loan Document, or in any certificate or other writing delivered by any Borrower or any Subsidiary Guarantor pursuant to any Loan Document, proves to have been incorrect when made or reaffirmed in any material respect; or

               (f) A Borrower (i) fails to pay the principal, or any principal installment, of any present or future Indebtedness of $50,000 or more, or any guaranty of present or future Indebtedness of $50,000 or more, on its part to be paid, when due (or within any stated grace period), whether at the stated maturity, upon acceleration, by reason of required prepayment or otherwise or (ii) fails to perform or observe any other term, covenant or agreement on its part to be performed or observed, or suffers any event of default to occur, in connection with any present or future Indebtedness of $50,000 or more, or of any guaranty of present or future Indebtedness of $50,000 or more, if as a result of such failure or sufferance any holder or holders thereof (or an agent or trustee on its or their behalf) has the right to declare such Indebtedness due before the date on which it otherwise would become due or the right to require a Borrower to redeem or purchase, or offer to redeem or purchase, all or any portion of such Indebtedness; or

               (g) Any Loan Document, at any time after its execution and delivery and for any reason other than the agreement or action (or omission to act) of the Administrative Agent or the Lenders or satisfaction in full of all the Obligations, ceases to be in full force and effect or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect which is materially adverse to the interests of the Lenders; or any Party thereto denies in writing that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind same; or

               (h) Any Change in Control occurs; or

               (i) A final judgment against any Borrower or any Subsidiary Guarantor is entered for the payment of money in excess of $500,000 (not covered by insurance or for which an insurer has reserved its rights) and, absent procurement of a stay of execution, such judgment remains unsatisfied for thirty (30) calendar days after the date of entry of judgment, or in any event later than five (5) days prior to the date of any proposed sale thereunder; or any writ or warrant of attachment or execution or similar process is issued or levied against the Property of any such Person and is not released, vacated or fully bonded within thirty (30) calendar days after its issue or levy; or

               (j) A Borrower or any Subsidiary Guarantor institutes or consents to the institution of any proceeding under a Debtor Relief Law relating to it or to all or any material part of its Property, or is unable or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its Property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of that Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under a Debtor Relief Law relating to any such Person or to all or any part of its Property is instituted without the consent of that Person and continues undismissed or unstayed for sixty (60) calendar days; or

               (k) The occurrence of an Event of Default (as such term is or may hereafter be specifically defined in any other Loan Document) under any other Loan Document; or

                  (l) Any Pension Plan maintained by any Borrower is finally determined by the PBGC to have a material "accumulated funding deficiency" as that term is defined in Section 302 of ERISA in excess of an amount equal to 5% of the consolidated total assets of such Borrower as of the most-recently ended Fiscal Quarter; or

               (m) Any Lien purported to be created under any Collateral Document shall cease to be, or shall be asserted by any Borrower or any of its Subsidiaries not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Collateral Document, except as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents.

     9.2 Remedies Upon Event of Default.

     Without limiting any other rights or remedies of the Administrative Agent or the Lenders provided for elsewhere in this Agreement, or the other Loan Documents, or by applicable Law, or in equity, or otherwise:

               (a) Upon the occurrence, and during the continuance, of any Event of Default other than an Event of Default described in Section 9.1(j):

                   (1) the Administrative Agent may, and at the request of the Requisite Lenders shall, by written notice to the Borrowers, declare that all or any portion of the Revolving Commitment and all other obligations of the Lenders and the Issuing Bank under the Revolving Commitment are terminated; and

                   (2) the Administrative Agent may, and at the request of the Requisite Lenders shall, declare all or any part of the unpaid principal of all Loans, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents to be forthwith due and payable, and shall notify each Borrower thereof, whereupon the same shall become and be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by each Borrower, and the Borrowers shall,in connection therewith, pay to the Administrative Agent an amount in cash equal to the aggregate amount of all outstanding Letters of Credit to be held as cash collateral hereunder.

               (b) Upon the  occurrence  of any Event of  Default  described  in
          Section 9.1(j):

                           (1) the Revolving Commitment and all other obligations of the Lenders shall terminate without notice to or demand upon any Borrower, which are expressly waived by each Borrower;

                           (2) an amount equal to the aggregate amount of all outstanding Letters of Credit shall be immediately due and payable to the Issuing Lender without notice to or demand upon any Borrower, which are expressly waived by each Borrower, to be held by the Issuing Lender in an interest-bearing cash collateral account as collateral hereunder; and

                          (3) the unpaid principal of all Loans, all interest accrued and unpaid thereon and all other amounts payable under the Loan Documents shall be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by each Borrower.

               (c) Upon the occurrence and during the continuation of any Event of Default, the Lenders and the Administrative Agent, or any of them, without notice to (except as expressly provided for in any Loan Document) or demand upon any Borrower, which are expressly waived by each Borrower, may proceed (but only with the consent of the Requisite Lenders) to protect, exercise and enforce their rights and remedies under the Loan Documents against each Borrower and any other Party and such other rights and remedies as are provided by Law or equity.

               (d) The order and manner in which the Lenders' rights and remedies are to be exercised shall be determined by the Administrative Agent in its sole discretion, unless instructed by the Requisite Lenders, in which case, by the Requisite Lenders in their sole discretion, and all payments received by the Administrative Agent and the Lenders, or any of them, during the continuation of an Event of Default, shall, subject to Section 3.18, be applied first to the costs and expenses (including reasonable attorneys' fees and disbursements and the reasonably allocated costs of attorneys employed by the Administrative Agent or by any Lender) of the Administrative Agent and of the Lenders, and thereafter paid pro rata to the Lenders in the same proportions that the aggregate Obligations owed to each Lender under the Loan Documents bear to the aggregate Obligations owed under the Loan Documents to all the Lenders, without priority or preference among the Lenders. Regardless of how each Lender may treat payments for the purpose of its own accounting, for the purpose of computing Borrower's Obligations hereunder and under the Notes, payments during the continuation of an Event of Default shall be applied first, to the costs and expenses of the Administrative Agent and the Lenders, as set forth above, second, to the payment of accrued and unpaid interest due under any Loan Documents to and including the date of such application (ratably, and without duplication, according to the accrued and unpaid interest due under each of the Loan Documents), and third, to the payment of all other amounts (including principal and fees) then owing to the Administrative Agent or the Lenders under the Loan Documents. No application of payments will cure any Event of Default, or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents, or prevent the exercise, or continued exercise, of rights or remedies of the Lenders hereunder or thereunder or at Law or in equity.

                                   Article 10
                            THE ADMINISTRATIVE AGENT

     10.1 Appointment and Authorization.

     Subject to Section 10.8, each Lender hereby irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof or are reasonably incidental, as determined by the Administrative Agent, thereto. This appointment and authorization is intended solely for the purpose of facilitating the servicing of the Loans and does not constitute appointment of the Administrative Agent as trustee for any Lender or as representative of any Lender for any other purpose and, except as specifically set forth in the Loan Documents to the contrary, the Administrative Agent shall take such action and exercise such powers only in an administrative and ministerial capacity.

     10.2 Administrative Agent and Affiliates.

     Wells Fargo Bank, National Association (and each successor Administrative Agent) has the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term "Lender" or "Lenders" includes Wells Fargo Bank, National Association in its individual capacity. Wells Fargo Bank, National Association (and each successor Administrative Agent) and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with any Borrower, any Subsidiary thereof, or any Affiliate of any Borrower or any Subsidiary thereof, as if it were not the Administrative Agent and without any duty to account therefor to the Lenders. Wells Fargo Bank, National Association (and each successor Administrative Agent) need not account to any other Lender for any monies received by it for reimbursement of its costs and expenses as Administrative Agent hereunder, or (subject to Section 11.10) for any monies received by it in its capacity as a Lender hereunder. The Administrative Agent shall not be deemed to hold a fiduciary relationship with any Lender and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent.

     10.3 Lenders' Credit Decisions.

     Each Lender agrees that it has, independently and without reliance upon the Administrative Agent, any other Lender or the directors, officers, agents, employees or attorneys of the Administrative Agent or of any other Lender, and instead in reliance upon information supplied to it by or on behalf of the Borrowers and upon such other information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Agreement. Each Lender also agrees that it shall, independently and without reliance upon the Administrative Agent, any other Lender or the directors, officers, agents, employees or attorneys of the Administrative Agent or of any other Lender, continue to make its own independent credit analyses and decisions in acting or not acting under the Loan Documents.

     10.4 Action by Administrative Agent.

               (a) Absent actual knowledge of the Administrative Agent of the existence of a Default, the Administrative Agent may assume that no Default has occurred and is continuing, unless the Administrative Agent (or the Lender that is then the Administrative Agent) has received notice from a Borrower stating the nature of the Default or has received notice from a Lender stating the nature of the Default and that such Lender considers the Default to have occurred and to be continuing.

               (b) The Administrative Agent has only those obligations under the Loan Documents as are expressly set forth therein.

               (c) Except for any obligation expressly set forth in the Loan Documents and as long as the Administrative Agent may assume that no Event of Default has occurred and is continuing, the Administrative Agent may, but shall not be required to, exercise its discretion to act or not act, except that the Administrative Agent shall be required to act or not act upon the instructions of the Requisite Lenders (or of all the Lenders, to the extent required by Section 11.2) and those instructions shall be binding upon the Administrative Agent and all the Lenders, provided that the Administrative Agent shall not be required to act or not act if to do so would be contrary to any Loan Document or to applicable Law or would result, in the reasonable judgment of the Administrative Agent, in substantial risk of liability to the Administrative Agent.

               (d) If the Administrative Agent has received a notice specified in clause (a), the Administrative Agent shall immediately give notice thereof to the Lenders and shall act or not act upon the instructions of the Requisite Lenders (or of all the Lenders, to the extent required by Section 11.2), provided that the Administrative Agent shall not be required to act or not act if to do so would be contrary to any Loan Document or to applicable Law or would result, in the reasonable judgment of the Administrative Agent, in substantial risk of liability to the Administrative Agent, and except that if the Requisite Lenders (or all the Lenders, if required under Section 11.2) fail, for five (5) Banking Days after the receipt of notice from the Administrative Agent, to instruct the Administrative Agent, then the Administrative Agent, in its sole discretion, may act or not act as it deems advisable for the protection of the interests of the Lenders.

               (e) The Administrative Agent shall have no liability to any Lender for acting, or not acting, as instructed by the Requisite Lenders (or all the Lenders, if required under Section 11.2), notwithstanding any other provision hereof.

     10.5 Liability of Administrative Agent.

     Neither the Administrative Agent nor any of its directors, officers, agents, employees or attorneys shall be liable for any action taken or not taken by them under or in connection with the Loan Documents, except for their own gross negligence or willful misconduct. Without limitation on the foregoing, the Administrative Agent and its directors, officers, agents, employees and attorneys:

               (a) May treat the payee of any Note as the holder thereof until the Administrative Agent receives notice of the assignment or transfer thereof, in form satisfactory to the Administrative Agent, signed by the payee, and may treat each Lender as the owner of that Lender's interest in the Obligations for all purposes of this Agreement until the Administrative Agent receives notice of the assignment or transfer thereof, in form satisfactory to the Administrative Agent, signed by that Lender;

               (b) May consult with legal counsel (including in-house legal counsel), accountants (including in-house accountants) and other professionals or experts selected by it, or with legal counsel, accountants or other professionals or experts for Borrowers and/or their Subsidiaries or the Lenders, and shall not be liable for any action taken or not taken by it in good faith in accordance with any advice of such legal counsel, accountants or other professionals or experts;

               (c) Shall not be responsible to any Lender for any statement, warranty or representation made in any of the Loan Documents or in any notice, certificate, report, request or other statement (written or oral) given or made in connection with any of the Loan Documents;

               (d) Except to the extent expressly set forth in the Loan Documents, shall have no duty to ask or inquire as to the performance or observance by the Borrowers or their respective Subsidiaries of any of the terms, conditions or covenants of any of the Loan Documents or to inspect any collateral or any Property, books or records of the Borrowers or their Subsidiaries;

               (e) Will not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, effectiveness, sufficiency or value of any Loan Document, any other instrument or writing furnished pursuant thereto or in connection therewith, or any Collateral or the perfection of any Lien thereon;

               (f) Will not incur any liability by acting or not acting in reliance upon any Loan Document, notice, consent, certificate, statement, request or other instrument or writing believed in good faith by it to be genuine and signed or sent by the proper party or parties; and

                  (g) Will not incur any liability for any arithmetical error in computing any amount paid or payable by any Borrower or any Subsidiary or Affiliate thereof or paid or payable to or received or receivable from any Lender under any Loan Document, including, without limitation, principal, interest, commitment fees, Loans and other amounts; provided that, promptly upon discovery of such an error in computation, the Administrative Agent, the Lenders and (to the extent applicable) any Borrower and/or its Subsidiaries or Affiliates shall make such adjustments as are necessary to correct such error and to restore the parties to the position that they would have occupied had the error not occurred.

     10.6 Indemnification.

     Each Lender shall, ratably in accordance with its proportion of the aggregate principal amount of the Loans outstanding, indemnify and hold the Administrative Agent and its directors, officers, agents, employees and attorneys harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys' fees and disbursements and allocated costs of attorneys employed by the Administrative Agent) that may be imposed on, incurred by or asserted against it or them in any way relating to or arising out of the Loan Documents (other than losses incurred by reason of the failure of any Borrower to pay the Indebtedness represented by the Notes) or any action taken or not taken by it as Administrative Agent thereunder, except such as result from its own gross negligence or willful misconduct. Without limitation on the foregoing, each Lender shall reimburse the Administrative Agent upon demand for that Lender's Pro Rata Share of any out-of-pocket cost or expense incurred by the Administrative Agent in connection with the negotiation, preparation, execution, delivery, amendment, waiver, restructuring, reorganization (including a bankruptcy reorganization), enforcement or attempted enforcement of the Loan Documents, to the extent that any Borrower or any other Party is required by Section 11.3 to pay that cost or expense but fails to do so upon demand. Nothing in this Section 10.6 shall entitle the Administrative Agent or any indemnitee referred to above to recover any amount from the Lenders if and to the extent that such amount has theretofore been recovered from a Borrower or any of its Subsidiaries. To the extent that the Administrative Agent or any indemnitee referred to above is later reimbursed such amount by a Borrower or any of its Subsidiaries, it shall return the amounts paid to it by the Lenders in respect of such amount.

     10.7 Successor Administrative Agent.

     The Administrative Agent may, and at the request of the Requisite Lenders shall, resign as Administrative Agent upon reasonable notice to the Lenders and each Borrower effective upon acceptance of appointment by a successor Administrative Agent. If the Administrative Agent shall resign as Administrative Agent under this Agreement, the Requisite Lenders shall appoint from among the Lenders a successor Administrative Agent for the Lenders, which successor Administrative Agent shall be approved by each Borrower (and such approval shall not be unreasonably withheld or delayed). If no successor Administrative Agent is appointed prior to the effective date of the resignation of the
Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and each Borrower, a successor Administrative Agent from among the Lenders. Upon the acceptance of its appointment as successor Administrative Agent hereunder, such successor Administrative Agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor Administrative Agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article 10, and Sections 11.3, 11.11 and 11.22, shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. Notwithstanding the foregoing, if (a) the Administrative Agent has not been paid its agency fees under Section 3.5 or has not been reimbursed for any expense reimbursable to it under Section 11.3, in either case for a period of at least one (1) year and (b) no successor Administrative Agent has accepted appointment as Administrative Agent by the date which is thirty (30) days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Requisite Lenders appoint a successor Administrative Agent as provided for above.

     10.8 No Obligations of Borrowers.

     Nothing contained in this Article 10 shall be deemed to impose upon any Borrower any obligation in respect of the due and punctual performance by the Administrative Agent of its obligations to the Lenders under any provision of this Agreement, and no Borrower shall have liability to the Administrative Agent or any of the Lenders in respect of any failure by the Administrative Agent or any Lender to perform any of its obligations to the Administrative Agent or the Lenders under this Agreement. Without limiting the generality of the foregoing, where any provision of this Agreement relating to the payment of any amounts due and owing under the Loan Documents provides that such payments shall be made by a Borrower to the Administrative Agent for the account of the Lenders, such Borrower's obligations to the Lenders in respect of such payments shall be deemed to be satisfied upon the making of such payments to the Administrative Agent in the manner provided by this Agreement.

                                   Article 11
                                  MISCELLANEOUS

     11.1 Cumulative Remedies; No Waiver.

     The rights, powers, privileges and remedies of the Administrative Agent and the Lenders provided herein or in any Note or other Loan Document are cumulative and not exclusive of any right, power, privilege or remedy provided by Law or equity. No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power, privilege or remedy may be, or may be deemed to be, a waiver thereof; nor may any single or partial exercise of any right, power, privilege or remedy preclude any other or further exercise of the same or any other right, power, privilege or remedy. The terms and conditions of
Article 10 (other than Section 10.8) hereof are inserted for the sole benefit of the Administrative Agent and the Lenders; the same may be waived in whole or in part, with or without terms or conditions, in respect of any Loan without prejudicing the Administrative Agent's or the Lenders' rights to assert them in whole or in part in respect of any other Loan.

     11.2 Amendments; Consents.

     No amendment, modification, supplement, extension, termination or waiver of any provision of this Agreement or any other Loan Document, no approval or consent thereunder (other than a consent relating to a matter expressly stated by this Agreement to require only the Administrative Agent's consent), and no consent to any departure by any Borrower or any other Party therefrom, may in any event be effective unless in writing signed by the Administrative Agent with the written approval of the Requisite Lenders (and, in the case of any amendment, modification or supplement of or to any Loan Document to which a Borrower is a Party, signed by such Borrower, and, in the case of any amendment, modification or supplement to Article 10, signed by the Administrative Agent), and then only in the specific instance and for the specific purpose given; and, without the approval in writing of all the Lenders, no amendment, modification, supplement, termination, waiver or consent (other than a consent relating to a matter expressly stated by this Agreement to require only the Administrative Agent's consent) may be effective:

               (a) To amend or modify the principal of, or the amount of principal, principal prepayments or the rate of interest payable on, any Loan or Note, or the amount of the Revolving Commitment or the Pro Rata Share of any Lender or the amount of any commitment fee payable to any Lender, or any other fee or amount payable to any Lender under the Loan Documents or to waive an Event of Default consisting of the failure of any Borrower to pay when due principal, interest or any fee due to the Lenders or the Issuing Bank;

               (b) To postpone any date fixed for any payment of principal of, prepayment of principal of or any installment of interest on, any Loan or Note or any installment of any fee due to the Lenders or the Issuing Bank, or to extend the term of the Revolving Commitment;

               (c) To amend the provisions of the definition of "Requisite Lenders", "Revolving Loan Maturity Date" or "Term Loan Maturity Date"; or

               (d) To release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty; or

               (e) To amend or waive any provision of Article 8 or this Section 11.2; or

               (f) To amend any provision of this Agreement that expressly requires the consent or approval of all the Lenders; or

               (g) To release any Collateral (other than in connection with any sale or other disposition permitted under the Loan Documents) that, individually or in the aggregate, constitutes more than one-half of one percent (0.05%) of the net book value of the consolidated assets of Day Runner and its Subsidiaries as set forth in financial statements delivered to the Administrative Agent and the Lenders pursuant to Section 7.1 for the Fiscal Year ended June 30, 1999.

Any amendment, modification, supplement, termination, waiver or consent pursuant to this Section 11.2 shall apply equally to, and shall be binding upon, all the Lenders and the Administrative Agent.

     11.3 Costs, Expenses and Taxes.

     Borrowers, jointly and severally, shall pay within ten (10) Banking Days after demand, accompanied by an invoice therefor, the reasonable costs and expenses of the Administrative Agent in connection with the negotiation, preparation, syndication, execution and delivery of the Loan Documents and any amendment thereto or waiver thereof. Borrowers, jointly and severally, shall also pay on demand, accompanied by an invoice therefor, the reasonable costs and expenses of the Administrative Agent and the Lenders in connection with the restructuring, reorganization (including a bankruptcy reorganization of any Borrower or any of their respective Subsidiaries) and enforcement or attempted enforcement of the Loan Documents, and any matter related thereto. The foregoing costs and expenses shall include any applicable filing fees, recording fees, search fees, and other out-of-pocket expenses and the reasonable fees and out-of-pocket expenses of any legal counsel (including reasonably allocated costs of any in-house legal counsel of the Administrative Agent or any Lender), independent public accountants and other outside experts retained by the Administrative Agent or any Lender, whether or not such costs and expenses are incurred or suffered by the Administrative Agent or any Lender in connection with or during the course of any bankruptcy or insolvency proceedings of any Borrower or any Subsidiary thereof. Borrowers, jointly and severally, shall pay any and all documentary and other taxes, excluding (i) taxes imposed on or measured in whole or in part by a Lender's overall net income or net worth imposed on it by (A) any jurisdiction (or political subdivision thereof) in which it is organized or maintains its principal office or Eurodollar Lending Office or (B) any jurisdiction (or political subdivision thereof) in which it is "doing business" or (ii) any withholding taxes or other taxes based on gross income imposed by the United States of America for any period with respect to which it has failed to provide Borrowers with the appropriate form or forms required by Section 11.21, to the extent such forms are then required by applicable Laws, and all costs, expenses, fees and charges payable or determined to be payable in connection with the filing or recording of this Agreement, any other Loan Document or any other instrument or writing to be delivered hereunder or thereunder, or in connection with any transaction pursuant hereto or thereto, and shall reimburse, hold harmless and indemnify on the terms set forth in 11.11 the Administrative Agent and the Lenders from and against any and all loss, liability or legal or other expense with respect to or resulting from any delay in paying or failure to pay any such tax, cost, expense, fee or charge or that any of them may suffer or incur by reason of the failure of any Party to perform any of its Obligations.

     11.4 Nature of Lenders' Obligations.

     The obligations of the Lenders hereunder are several and not joint or joint and several. Nothing contained in this Agreement or any other Loan Document and no action taken by the Administrative Agent or the Lenders or any of them pursuant hereto or thereto may, or may be deemed to, make the Lenders a partnership, an association, a joint venture or other entity, either among themselves or with the Borrowers or any Affiliate of any of the Borrowers. A default by any Lender will not increase the Pro Rata Share of the Revolving Commitment attributable to any other Lender. Any Lender not in default may, if it desires, assume in such proportion as the nondefaulting Lenders agree the obligations of any Lender in default, but is not obligated to do so. The Administrative Agent agrees that it will use its best efforts either to induce promptly the other Lenders to assume the obligations of a Lender in default or to obtain promptly another Lender, reasonably satisfactory to the Borrowers, to replace such a Lender in default.

     11.5 Survival of Representations and Warranties.

     All representations and warranties contained herein or in any other Loan Document, or in any certificate or other writing delivered by or on behalf of any one or more of the Parties to any Loan Document, will survive the making of the Loans hereunder and the execution and delivery of the Notes, and have been or will be relied upon by the Administrative Agent and each Lender, notwithstanding any investigation made by the Administrative Agent or any Lender or on their behalf.

     11.6 Notices.

     Except as otherwise expressly provided in the Loan Documents, all notices, requests, demands, directions and other communications provided for hereunder or under any other Loan Document must be in writing and must be mailed, telegraphed, telecopied, dispatched by commercial courier or delivered to the appropriate party at the address set forth on the signature pages of this Agreement or other applicable Loan Document or, as to any party to any Loan Document, at any other address as may be designated by it in a written notice sent to all other parties to such Loan Document in accordance with this Section. Except as otherwise expressly provided in any Loan Document, if any notice, request, demand, direction or other communication required or permitted by any Loan Document is given by mail it will be effective on the earlier of receipt or the fourth Banking Day after deposit in the United States mail with first class or airmail postage prepaid; if given by telegraph or cable, when delivered to the telegraph company with charges prepaid; if given by telecopier, when sent; if dispatched by commercial courier, on the scheduled delivery date; or if given by personal delivery, when delivered.

     11.7 Execution of Loan Documents.

     Unless the Administrative Agent otherwise specifies with respect to any Loan Document, (a) this Agreement and any other Loan Document may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement or any other Loan Document, as the case may be, when taken together will be deemed to be but one and the same instrument and (b) execution of any such counterpart may be evidenced by a telecopier transmission of the signature of such party. The execution of this Agreement or any other Loan Document by any party hereto or thereto will not become effective until counterparts hereof or thereof, as the case may be, have been executed by all the parties hereto or thereto.

     11.8 Binding Effect; Assignment.

               (a) This Agreement and the other Loan Documents to which each Borrower is a Party will be binding upon and inure to the benefit of Borrowers, the Administrative Agent, each of the Lenders, and their respective successors and assigns, except that no Borrower may assign its rights hereunder or thereunder or any interest herein or therein without the prior written consent of all the Lenders. Any Lender may at any time pledge any of its Notes or any other instrument evidencing its rights as a Lender under this Agreement to a Federal Reserve Bank, but no such pledge shall release that Lender from its obligations hereunder or grant to such Federal Reserve Bank the rights of a Lender hereunder absent foreclosure of such pledge.

               (b) From time to time following the Effective Date, each Lender may assign to one or more Persons all or any portion of its Pro Rata Share of the Revolving Commitment and/or Term Loans; provided that (i) such Person, if not then a Lender or an Affiliate of the assigning Lender, shall be approved by the Administrative Agent and (if no Event of Default then exists) the Borrowers (neither of which approvals shall be unreasonably withheld or delayed), (ii) such assignment shall be evidenced by an Assignment and Acceptance, a copy of which shall be furnished to the Administrative Agent as hereinbelow provided, (iii) except in the case of an assignment to an Affiliate of the assigning Lender, to another Lender or of the entire remaining Revolving Commitment of the assigning Lender or all of the outstanding Term Loans of such Lender, the assignment shall assign the same percentage of the assigning Lender's Pro Rata Share of the Revolving Commitment and of the Term Loans owing to such assigning Lender, and shall not assign a Pro Rata Share of the Revolving Commitment and the Term Loans that, in the aggregate, is equivalent to less than $5,000,000 and (iv) the effective date of any such assignment shall be as specified in the Assignment and Acceptance, but not earlier than the date which is five
          (5) Banking Days after the date the Administrative Agent has received the Assignment and Acceptance. Upon the effective date of such Assignment and Acceptance, the Person named therein shall be a Lender for all purposes of this Agreement, with the Pro Rata Share of the Revolving Commitment and Term Loans therein set forth and, to the extent of such Pro Rata Share, the assigning Lender shall be released from its further obligations under this Agreement. Each Borrower agrees that it shall execute and deliver (against delivery by the assigning Lender to each Borrower of its Revolving Loan Notes and Term Loan Note) to such assignee Lender, Revolving Loan Notes and Term Loan Notes evidencing that assignee Lender's Pro Rata Share of the Revolving Commitment and Term Loans and to the assigning Lender, Revolving Loan Notes and Term Loan Notes evidencing the remaining balance Pro Rata Share retained by the assigning Lender.

               (c) By executing and delivering an Assignment and Acceptance, the Person constituting the assignee thereunder acknowledges and agrees that: (i) other than the representation and warranty that it is the legal and beneficial owner of the Pro Rata Share of the Revolving Commitment and Term Loans being assigned thereby free and clear of any adverse claim, the assigning Lender has made no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness or sufficiency of this Agreement or any other Loan Document; (ii) the assigning Lender has made no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance by the Borrowers of the Obligations; (iii) it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) it will, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) it appoints and authorizes the Administrative Agent to take such action and to exercise such powers under this Agreement as are delegated to the Administrative Agent by this Agreement; and (vi) it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

               (d) The Administrative Agent shall maintain at the Administrative Agent's Office a copy of each Assignment and Acceptance delivered to it and a register (the "Register") of the name and address of each of the Lenders and the Pro Rata Share of the Revolving Commitment and Term Loans held by each Lender, giving effect to each Assignment and Acceptance. The Register shall be available during normal business hours for inspection by any Borrower or any Lender upon reasonable prior notice to the Administrative Agent. After receipt of a completed Assignment and Acceptance executed by any Lender and an assignee, and receipt of an assignment fee of $3,500 from such Lender or assignee, the Administrative Agent shall, promptly following the effective date thereof, provide to the Borrowers and the Lenders a revised Schedule
          1.1 giving effect thereto. Each Borrower, the Administrative Agent and the Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the Pro Rata Share of the Revolving Commitment and Term Loans listed therein for all purposes hereof, and no assignment or transfer of any such Pro Rata Share of the Revolving Commitment and Term Loans shall be effective, in each case unless and until an Assignment and Acceptance effecting the assignment or transfer thereof shall have been accepted by the Administrative Agent and recorded in the Register as provided above. Prior to such recordation, all amounts owed with respect to the applicable Pro Rata Share of the Revolving Commitment and Term Loans shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Pro Rata Share of the Revolving Commitment and Term Loans.

               (e) Each Lender may from time to time grant participations to one or more banks or other financial institutions in a portion of its Pro Rata Share of the Revolving Commitment and Term Loans; provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
          (iii) the participating banks or other financial institutions shall not be a Lender hereunder for any purpose except, if the participation agreement so provides, for the purposes of Sections 3.6, 3.7, 3.8,
          11.11 and 11.22 but only to the extent that the cost to the Borrowers does not exceed the cost which the Borrowers would have incurred in respect of such Lender absent the participation, (iv) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, (v) the participation interest shall be expressed as a percentage of the granting Lender's Pro Rata Share of the Revolving Commitment and Term Loans, respectively, as they then exist and shall not restrict an increase in the Revolving Commitment, or in the granting Lender's Pro Rata Share of the Revolving Commitment, so long as the amount of the participation interest is not affected thereby and (vi) the consent of the holder of such participation interest shall not be required for amendments or waivers of provisions of the Loan Documents other than those which (A) extend the Revolving Loan Maturity Date or Term Loan Maturity Date or any other date upon which any payment of money is due to the Lenders, (B) reduce the rate of interest on any Loan, any fee or any other monetary amount payable to the Lenders, (C) reduce the amount of any installment of principal due with respect to any Loan or
          (D) release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty.

     11.9 Right of Setoff.

     If an Event of Default has occurred and is continuing, the Administrative Agent or any Lender may exercise its rights under applicable Laws and, to the extent permitted by applicable Laws, apply any funds in any deposit account maintained with it by any Borrower and/or any Property of any Borrower in its possession against the Obligations.

     11.10 Sharing of Setoffs.

     Each Lender severally agrees that if it, through the exercise of any right of setoff, banker's lien or counterclaim against any Borrower, or otherwise, receives payment of the Obligations held by it that is ratably more than any other Lender, through any means, receives in payment of the Obligations held by that Lender, then, subject to applicable Laws: (a) the Lender exercising the right of setoff, banker's lien or counterclaim or otherwise receiving such payment shall purchase, and shall be deemed to have simultaneously purchased, from each of the other Lenders a participation in the Obligations held by the other Lenders and shall pay to the other Lenders a purchase price in an amount so that the share of the Obligations held by each Lender after the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment shall be in the same proportion that existed prior to the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment; and (b) such other adjustments and purchases of participations shall be made from time to time as shall be equitable to ensure that all of the Lenders share any payment obtained in respect of the Obligations ratably in accordance with each Lender's share of the Obligations immediately prior to, and without taking into account, the payment; provided that, if all or any portion of a disproportionate payment obtained as a result of the exercise of the right of setoff, banker's lien, counterclaim or otherwise is thereafter recovered from the purchasing Lender by any Borrower or any Person claiming through or succeeding to the rights of such Borrower, the purchase of a participation shall be rescinded and the purchase price thereof shall be restored to the extent of the recovery, but without interest. Each Lender that purchases a participation in the Obligations pursuant to this Section 11.10 shall from and after the purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. Each Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in an Obligation so purchased pursuant to this Section 11.10 may exercise any and all rights of setoff, banker's lien or counterclaim with respect to the participation as fully as if the Lender were the original owner of the Obligation purchased.

     11.11 Indemnity by Borrowers.

     Borrowers jointly and severally agree to indemnify, save and hold harmless the Administrative Agent and each Lender and their respective directors, officers, agents, attorneys and employees (collectively the "Indemnitees") from and against: (a) any and all claims, demands, actions or causes of action if the claim, demand, action or cause of action arises out of or relates to any act or omission (or alleged act or omission) of any Borrower, its Affiliates or any of its officers, directors or stockholders relating to the Revolving Commitment or the Term Loans, the use or contemplated use of proceeds of any Loan, or the relationship of the Borrowers and the Lenders under this Agreement; (b) any administrative or investigative proceeding by any Governmental Agency arising out of or related to a claim, demand, action or cause of action described in clause (a) above; and (c) any and all liabilities, losses, costs or expenses (including reasonable attorneys' fees and the reasonably allocated costs of attorneys employed by any Indemnitee and disbursements of such attorneys and other professional services) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action or cause of action; provided that no Indemnitee shall be entitled to indemnification for any loss caused by its own gross negligence or willful misconduct. If any claim, demand, action or cause of action is asserted against any Indemnitee, such Indemnitee shall promptly notify the Borrowers, but the failure to so promptly notify the Borrowers shall not affect the Borrowers' obligations under this Section unless such failure materially prejudices the Borrowers' right to participate in the contest of such claim, demand, action or cause of action, as hereinafter provided. Such Indemnitee may (and shall, if requested by the Borrowers in writing) contest the validity, applicability and amount of such claim, demand, action or cause of action and shall permit the Borrowers to participate in such contest. Any Indemnitee that proposes to settle or compromise any claim or proceeding for which the Borrowers may be liable for payment of indemnity hereunder shall give the Borrowers written notice of the terms of such proposed settlement or compromise reasonably in advance of settling or compromising such claim or proceeding and, so long as no Event of Default has occurred and is continuing, shall obtain the Borrowers' prior written consent (which shall not be unreasonably withheld or delayed). In connection with any claim, demand, action or cause of action covered by this Section 11.11 against more than one Indemnitee, all such Indemnitees shall be represented by the same legal counsel (which may be a law firm engaged by the Indemnitees or attorneys employed by an Indemnitee or a combination of the foregoing) selected by the Indemnitees and, so long as no Event of Default has occurred and is continuing, reasonably acceptable to the Borrowers; provided that if such legal counsel determines in good faith that representing all such Indemnitees would or is reasonably likely to result in a conflict of interest under Laws or ethical principles applicable to such legal counsel, then to the extent reasonably necessary to avoid such a conflict of interest or to permit unqualified assertion of such a defense or counterclaim, each affected Indemnitee shall be entitled to separate representation by legal counsel selected by that Indemnitee and, so long as no Event of Default has occurred and is continuing, reasonably acceptable to the Borrowers, with all such legal counsel using reasonable efforts to avoid unnecessary duplication of effort by counsel for all Indemnitees; and further provided that the Administrative Agent (as an Indemnitee) shall at all times be entitled to representation by separate legal counsel (which may be a law firm or attorneys employed by the Administrative Agent or a combination of the foregoing). Any obligation or liability of the Borrowers to any Indemnitee under this Section 11.11 shall survive the expiration or termination of this Agreement and the repayment of all Loans and the payment and performance of all other Obligations owed to the Lenders.

     11.12 Nonliability of the Lenders.

     Each Borrower acknowledges and agrees that:

               (a) Any inspections of any Property of any Borrower made by or through the Administrative Agent or the Lenders are for purposes of administration of the Loan only and such Borrower is not entitled to rely upon the same (whether or not such inspections are at the expense of such Borrower);

               (b) By accepting or approving anything required to be observed, performed, fulfilled or given to the Administrative Agent or the Lenders pursuant to the Loan Documents, neither the Administrative Agent nor the Lenders shall be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not constitute a warranty or representation to anyone with respect thereto by the Administrative Agent or the Lenders;

               (c) The relationship between the Borrowers and the Administrative Agent and the Lenders is, and shall at all times remain, solely that of borrowers and lenders; neither the Administrative Agent nor the Lenders shall under any circumstance be construed to be partners or joint venturers of the Borrowers or their Affiliates; neither the Administrative Agent nor the Lenders shall under any circumstance be deemed to be in a relationship of confidence or trust or a fiduciary relationship with the Borrowers or their Affiliates, or to owe any fiduciary duty to the Borrowers or their Affiliates; neither the
          Administrative Agent nor the Lenders undertake or assume any responsibility or duty to the Borrowers or their Affiliates to select, review, inspect, supervise, pass judgment upon or inform the Borrowers or their Affiliates of any matter in connection with their Property or the operations of the Borrowers or their Affiliates; the Borrowers and their Affiliates shall rely entirely upon their own judgment with respect to such matters; and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by the Administrative Agent or the Lenders in connection with such matters is solely for the protection of the Administrative Agent and the Lenders and neither the Borrowers nor any other Person is entitled to rely thereon; and

               (d) The Administrative Agent and the Lenders shall not be responsible or liable to any Person for any loss, damage, liability or claim of any kind relating to injury or death to Persons or damage to Property caused by the actions, inaction or negligence of any Borrower and/or its Affiliates and each Borrower hereby indemnifies and holds the Administrative Agent and the Lenders harmless on the terms set forth in Section 11.11 from any such loss, damage, liability or claim.

     11.13 No Third Parties Benefited.

     This Agreement is made for the purpose of defining and setting forth certain obligations, rights and duties of the Borrowers, the Administrative Agent and the Lenders in connection with the Loans, and is made for the sole benefit of the Borrowers, the Administrative Agent and the Lenders, and the Administrative Agent's and the Lenders' successors and assigns. Except as provided in Sections 11.8 and 11.11, no other Person shall have any rights of any nature hereunder or by reason hereof.

     11.14 Confidentiality.

     Each Lender agrees to hold any confidential information that it may receive from the Borrowers pursuant to this Agreement in confidence, except for disclosure: (a) to other Lenders or Affiliates of a Lender; (b) to legal counsel and accountants for the Borrowers or any Lender; (c) to other professional advisors to the Borrowers or any Lender, provided that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this Section 11.14; (d) to regulatory officials having jurisdiction over that Lender; (e) as required by Law or legal process, provided that each Lender agrees to notify the Borrowers of any such disclosures unless prohibited by applicable Laws, or in connection with any legal proceeding to which that Lender and the Borrowers are adverse parties; and (f) to another Person in connection with a disposition or proposed disposition to that Person of all or part of that Lender's interests hereunder or a participation interest in its Notes. For purposes of the foregoing, "confidential information" shall mean all Projections, information relating to acquisitions, information relating to the Borrowers' businesses and any other information respecting the Borrowers or their Subsidiaries reasonably considered by the Borrowers to be confidential, other than (i) information previously filed with any Governmental Agency and available to the public, (ii) information previously published in any public medium from a source other than, directly or indirectly, that Lender, and (iii) information previously disclosed by the Borrowers to any Person not associated with the Borrowers which does not owe a professional duty of confidentiality to the Borrowers or which has not executed an appropriate confidentiality agreement with the Borrowers. Nothing in this Section shall be construed to create or give rise to any fiduciary duty on the part of the Administrative Agent or the Lenders to the Borrowers.

     11.15 Further Assurances.

     The Borrowers shall, at their expense and without expense to the Lenders or the Administrative Agent, do, execute and deliver such further acts and documents as the Requisite Lenders or the Administrative Agent from time to time reasonably require for the assuring and confirming unto the Lenders or the Administrative Agent of the rights hereby created or intended now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Loan Document.

     11.16 Integration.

     This Agreement, together with the other Loan Documents and the letter agreement referred to in Section 3.4, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control and govern; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

     11.17 Governing Law.

     Except to the extent otherwise provided therein, each Loan Document shall be governed by, and construed and enforced in accordance with, the Laws of California applicable to contracts made and performed in California.

     11.18 Severability of Provisions.

     Any provision in any Loan Document that is held to be inoperative, unenforceable or invalid as to any party or in any jurisdiction shall, as to that party or jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions or the operation, enforceability or validity of that provision as to any other party or in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

     11.19 Headings.

     Article and Section headings in this Agreement and the other Loan Documents are included for convenience of reference only and are not part of this Agreement or the other Loan Documents for any other purpose.

     11.20 Time of the Essence.

     Time is of the essence of the Loan Documents.

     11.21 Foreign Lenders and Participants.

     Each Lender that is incorporated or otherwise organized under the Laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia shall deliver to the Borrowers (with a copy to the
Administrative Agent), on or before the Effective Date (or on or before accepting an assignment or receiving a participation interest herein pursuant to
Section 11.8, if applicable) two duly completed copies, signed by a Responsible Official, of either Form 1001 (relating to such Lender and entitling it to a complete exemption from withholding on all payments to be made to such Lender by the Borrowers pursuant to this Agreement) or Form 4224 (relating to all payments to be made to such Lender by the Borrowers pursuant to this Agreement) of the United States Internal Revenue Service or such other evidence (including, if reasonably necessary, Form W-9) satisfactory to the Borrowers and the Administrative Agent that no withholding under the federal income tax laws is required with respect to such Lender. Thereafter and from time to time, each such Lender shall (a) promptly submit to the Borrowers (with a copy to the Administrative Agent), such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrowers and the Administrative Agent of any available exemption from, United States withholding taxes in respect of all payments to be made to such Lender by the Borrowers pursuant to this Agreement and (b) take such steps as shall not be disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Eurodollar Lending Office, if any) to avoid any requirement of applicable Laws that any Borrower make any deduction or withholding for taxes from amounts payable to such Lender.

     11.22 Joint and Several Liability.

               (a) Each Borrower shall be jointly and severally liable for all of the Obligations, provided that, notwithstanding anything to the contrary herein (including, without limitation, the representations and warranties set forth in Article 4), (i) Filofax Group shall be liable with respect to the Term Loans only to the extent of the greater of (x) 13,533,000 pounds sterling and (y) its "distributable profits" (within the meaning of Section 152(1)(b) the Companies Act and which, for the avoidance of doubt, shall include both revenue reserves and reserves related to premiums on shares issued, in each case, as reflected in Filofax Group's accounts) as of any date or dates upon which payment is demanded under the Subsidiary Guaranty of Term Loans executed by Filofax Group and (ii) and Filofax shall be liable with respect to the Term Loans only to the extent of the greater of (x) 1,960,000 pounds sterling and (y) its "distributable profits" (within the meaning of Section 152(1)(b) the Companies Act and which, for the avoidance of doubt, shall include both revenue reserves and reserves related to premiums on shares issued, in each case, as reflected in Filofax's accounts) as of any date or dates upon which payment is demanded under the Borrower Guaranty of Term Loans executed by Filofax, it being understood and agreed that neither the Administrative Agent nor the Lenders shall demand payment by Filofax of principal of or interest on the Term Loans, under the Borrower
          Guaranty of Term Loans or on account of its joint and several liability therefor arising hereunder, prior to October 15, 2000, provided that it is further understood and agreed that nothing in this Agreement or any other Loan Document shall preclude the Administrative Agent or the Lenders, in the event that the Term Loans shall become due and payable prior to October 15, 2000, from making demand upon Filofax for payment thereof, subject to the limitations set forth herein and in the Borrower Guaranty of Term Loans, at any time on or after October 15, 2000.

               (b) Each Borrower hereby agrees that its Obligations hereunder shall not be discharged or otherwise affected as a result of (a) the invalidity or unenforceability of any of the other Borrowers' obligations under this Agreement or any other Loan Document or any other agreement or instrument relating thereto, or any guaranty of the Obligations, (b) the absence of any attempt to collect the Obligations from any of the other Borrowers or other action to enforce the same;
          (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any of the other Borrowers (other than such Borrower), including without limitation, any discharge of, or bar or stay against collecting, all or any of the Obligations (or any interest thereon) in or as a result of any such proceeding; (d) failure by the Administrative Agent, any Lender, or the Issuing Lender to file or enforce a claim against any other Borrower or its estate in any bankruptcy or insolvency case or proceeding; (e) any action taken by the Administrative Agent, any Lender, or the Issuing Lender that is authorized hereby; or (f) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor or any other third party obligor on any Obligations, other than the payment in full of the Obligations. Each Borrower hereby waives (a) diligence, presentment, demand of payment (except as expressly required hereunder), filing of claims with a court in the event of receivership or bankruptcy of the other Borrowers, protest or notice with respect to the Obligations, and all presentments, demands for performance, notices of nonperformance (except to the extent expressly required hereunder), protests, notices of protest, notices of dishonor and notices of acceptance of this Agreement and the Obligations, the benefits of all statutes of limitation, and all other demands (except as expressly required hereunder) whatsoever (and shall not require that the same be made on the other Borrowers as a condition precedent to its Obligations hereunder), (b) all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to the other Borrowers or otherwise, (c) all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Obligations is due (except as expressly required hereunder), (d) notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of the Obligations, or from any other Person, (e) any requirement of marshalling or any other principle of election of remedies and all rights and defenses arising out of an election of remedies by any Lender, (f) any defense based upon any Requirement of Law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal and (g) without limiting the generality of the foregoing or any other provision hereof, all rights and benefits under California Civil Code Sections 2808, 2809, 810, 2811, 2819, 2839,
          2845, 2849, 2850 and 3433.

     11.23 Removal of a Lender.

     Borrowers shall have the right to remove a Lender as a party to this Agreement if such Lender is paid a material amount by Borrowers pursuant to
Section 3.6 or Section 3.7. Upon notice from Borrowers, such Lender shall execute and deliver an Assignment and Acceptance covering that Lender's Pro Rata Share of the Revolving Commitment and Term Loans, as the case may be, in favor of such Person as Borrowers may designate (subject to the approval of the Administrative Agent in its sole discretion), subject to payment in full by such Person of all principal, interest and fees owing to such Lender through the date of assignment and the agreement of such Person to indemnify such Lender with respect to all then outstanding Letters of Credit. The Administrative Agent shall, if requested by the Borrowers, use reasonable efforts to identify Persons willing to accept such an assignment from such Lender.

     11.24 Waiver of Right to Trial by Jury.

     EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTY HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     11.25 Purported Oral Amendments.

     EACH BORROWER EXPRESSLY ACKNOWLEDGES THAT THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY ONLY BE AMENDED OR MODIFIED, OR THE PROVISIONS HEREOF OR THEREOF WAIVED OR SUPPLEMENTED, BY AN INSTRUMENT IN WRITING THAT COMPLIES WITH SECTION
11.2. EACH BORROWER AGREES THAT IT WILL NOT RELY ON ANY COURSE OF DEALING, COURSE OF PERFORMANCE, OR ORAL OR WRITTEN STATEMENTS BY ANY REPRESENTATIVE OF THE ADMINISTRATIVE AGENT OR ANY LENDER THAT DOES NOT COMPLY WITH SECTION 11.2 TO EFFECT AN AMENDMENT, MODIFICATION, WAIVER OR SUPPLEMENT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

     11.25 Acknowledgment of Lenders.

     Each of the Lenders and the Administrative Agent hereby acknowledges and agrees that as of the Effective Date, after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing with respect to the covenants set forth in Sections 6.12 and 6.13 of this Agreement for the period of four consecutive Fiscal Quarters ended on June 30, 1999.

                         [signatures on following pages]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                               DAY RUNNER, INC.



                                               By:/s/ James E. Freeman, Jr.
                                               ----------------------------
                                               Name: James E. Freeman, Jr.
                                                     Chief Executive Officer

                                               Address:
                                                 15295 Alton Parkway
                                                 Irvine, California  92618
                                                 Facsimile: 714-441-4848


                                                  DAY RUNNER UK plc


                                                  By:/s/ James E. Freeman, Jr.
                                                  ----------------------------
                                                  Name: James E. Freeman, Jr.
                                                        Director

                                                  Address:
                                                    Day Runner UK plc
                                                    30-32 Gildredge Road
                                                    Eastbourne East Sussex
                                                    BN21 45H



                                                    DAY RUNNER CANADA INC.



                                                   By:/s/ Catherine F. Ratcliffe
                                                   -----------------------------
                                                  Name: Catherine F. Ratcliffe
                                                        Director



                                                    FILOFAX LIMITED



                                                     By: /s/ Christopher Brace
                                                     --------------------------
                                                     Name: Christopher Brace
                                                           Director

                                    Address:

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                       as Administrative Agent and Issuing
                                     Lender



                                                  By:/s/ Greg Richardson
                                                  ----------------------------


                                                Address:

                                                WELLS FARGO BANK, N.A., as Agent
                                                     Commercial Bank Loan Center
                                                     Agency Dept., 2840
                                                     201 3rd Street, 8th Floor
                                                     San Francisco, CA  94103
                                                     Attn: Manager
                                                     Telephone: 415-477-5319
                                                     Facsimile: 415-512-9408

                                                     and

                                                WELLS FARGO BANK, N.A., as Agent
                                                     333 South Grand Avenue
                                                     3rd Floor
                                                     Los Angeles, CA  90071
                                                     Attn:  Greg Richardson
                                                     Telephone: 213-253-6848
                                                     Facsimile: 213-253-5913

                                                     Payment Instructions:

                                                     WELLS FARGO, N.A.
                                                     San Francisco, CA
                                                     ABA # 1210-00248
                                                     For Acct.: 4081656654
                                                     Acct. Name:
                                                      SYNDIC/WFBCORP/DAY RUNNER
                                                     Ref.: Day Runner

                                    Lenders:

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION


                                        By: /s/ Greg Richardson
                                        --------------------------------------
                                        Name: Greg Richardson
                                        Title: Vice President





                                          BANK OF SCOTLAND


                                          By: /s/ Ronnie Allan
                                          -------------------------------------
                                          Name:  Ronnie Allan
                                          Title: Corporate Banking Manager





                                          CREDIT AGRICOLE INDOSUEZ


                                          By: /s/ Richard Mand
                                          -------------------------------------
                                          Name: Richard Mand
                                          Title: 1st Vice President

                                          BANK ONE, NA



                                          By: /s/ Dennis Warren
                                          -------------------------------------
                                          Name: Dennis Warren
                                          Title: Vice President



                                          MELLON BANK, N.A.



                                           By:/s/ Richard M. McNiven
                                           ------------------------------------
                                           Name: Richard M. McNiven
                                           Title: Assistant Vice President



                                           NATIONAL WESTMINSTER BANK plc



                                            By: /s/ Paul Sullivan
                                            -----------------------------------
                                            Name: Paul Sullivan
                                            Title: Manager